UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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VISTRA CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2023 Annual Meeting

of Stockholders and

Proxy Statement

2023 Annual Meeting of Stockholders:

Tuesday, May 2, 2023, at 9:00 a.m. (CT)

Virtual Meeting

(Register in advance at: www.proxydocs.com/VST)

Whether or not you will be able to attend the 2023 Annual Meeting,

please vote your shares promptly so that you may be represented at the meeting.

Vistra Corp. 6555 Sierra Drive Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Place: Virtual Meeting Register in advance at: www.proxydocs.com/VST	Time and Date: 9:00 a.m. (CT) Tuesday, May 2, 2023	Record Date: March 23, 2023

To the Stockholders of Vistra Corp.:

The 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Vistra Corp. (the “Company” or “Vistra”) will be held for the following purposes:

1.

Elect the 11 directors named in this proxy statement and nominated by the Board of Directors (the “Board”) to serve on the Board until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”);

2.	To approve, on an advisory basis, the 2022 compensation of the Company’s named executive officers; and

3.	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the 2023 Annual Meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

In order to attend the 2023 Annual Meeting, you must register in advance at www.proxydocs.com/VST prior to the deadline of April 27, 2023 at 5:00 p.m. (ET). Following registration, you will immediately receive a confirmation e-mail, which will include information about when you should expect to receive a unique link to gain access to the meeting. Whether or not you will be able to attend the meeting, PLEASE VOTE YOUR SHARES PROMPTLY BY EITHER SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD OR CASTING YOUR VOTE VIA TELEPHONE OR THE INTERNET AS DIRECTED ON THE PROXY CARD.

By Order of the Board of Directors,

Yuki Whitmire
Vice President, Associate General Counsel, and Corporate Secretary

April 4, 2023

2023 Proxy Statement	i

PROXY SUMMARY INFORMATION

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in this Proxy Statement. You should refer to the full Proxy Statement for more information about us and the proposals you are being asked to consider.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 2, 2023

The Proxy Statement and the 2022 Annual Report to Stockholders (the “Annual Report”) are available at www.proxydocs.com/VST.

ABOUT VISTRA

Vistra is a leading Fortune 500 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. Serving approximately 3.5 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is one of the largest competitive electricity providers in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 37,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, Vistra is a large purchaser of wind power. The company owns and operates the 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, the largest of its kind in the world. In addition, we plan to develop an additional 350 MW in the third phase of our battery energy storage system at our Moss Landing Power Plant site with an estimated commercial operation date in the summer of 2023.

2023 Proxy Statement	1

PROXY SUMMARY INFORMATION

2022 BUSINESS HIGHLIGHTS

Vistra delivered solid results in 2022, exemplifying the strength of Vistra’s integrated operations, while continuing to execute against our strategic priorities. Vistra navigated significant volatility in the commodities markets and extreme weather events to achieve $3.115 billion of Ongoing Operations Adjusted EBITDA* ($55 million above guidance midpoint) and nearly $2.4 billion of Adjusted Free Cash Flow Before Growth* ($129 million higher than narrowed guidance midpoint) in 2022. Key highlights of our 2022 performance are summarized below. Further demonstrating the Company’s strategic growth and commitment to responsibly transitioning its generation profile, on March 6, 2023, the Company announced that it has executed a definitive agreement to acquire Energy Harbor Corp. (“Energy Harbor”). The transaction will combine Energy Harbor’s nuclear and retail businesses with Vistra’s nuclear and retail businesses and Vistra Zero renewables and storage projects under a newly formed subsidiary holding company, to be called “Vistra Vision.” The combination would accelerate the growth of Vistra’s zero-carbon operations, adding approximately 4,000 megawatts of nuclear capacity and approximately 1 million retail customers. The transaction is expected to provide a strong value proposition for Vistra shareholders, all while maintaining the Company’s ability to continue to execute on its capital allocation plan. The transaction is subject to certain regulatory approvals and is anticipated to close in the second half of 2023.

Performance Highlights

Exceeded 2022 guidance midpoints for Adj. EBITDA and Adj. FCFbG	95.4% total fleet commercial availability for 2022 managed through multiple extreme weather events across the country
2% Retail Growth year-over-year in TXU Energy Residential Customer Counts

Strategy Execution

~3,400 MW(1) of zero-carbon generation and storage operating assets currently online	418 MW of zero-carbon generation and storage operating assets added in 2022	~20,000 MW of fossil-fueled power plants expected to retire by 2027 (from a 2010 baseline)
~$300 million of dividends paid in 2022		~$2.25 billion shares repurchased from Nov. 2021 through Dec. 2022, ~$250 million more than originally planned

*	See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).
(1)	Includes Comanche Peak Nuclear Power Plant.

2	2023 Proxy Statement

PROXY SUMMARY INFORMATION

Sustainability Highlights

Environmental
43% reduction of GHG emissions achieved by year end 2021, from a 2010 baseline	SBTi committing to the Science Based Targets initiative	Scope 1 and 2 emissions receive third-party assurance
Governance
Sustainability Governance Framework ensures full Vistra Board and committee oversight of ESG initiatives		ESG Metrics incorporated into the employee and Executive Annual Incentive Plan
People and Communities
Disability:IN joined by Vistra and to further advance inclusion and equality	13 Employee Resource Groups with focus on Vistra culture and the community	14 Facilities recognized with OSHA VPP
$6 million charitable giving in 2021		$10 million committed by Vistra (2022 marked its third year of a five-year commitment) to support the advancement of business and education in diverse communities
Recognitions

America’s Most JUST Companies

awarded #1 for Shareholders Governance in the Utilities Industry from JUST Capital and its media partner CNBC, for a commitment to serving workers, customers, communities, the environment, and stockholders

2022 Texan by Nature 20 award received from the conservation non-profit Texan by Nature for second year in a row for a demonstrative commitment to conservation and sustainability

2021 Excellence in Surface Coal Mining Reclamation Award

received from the Office of Surface Mining Reclamation & Enforcement, a bureau of the U.S. Department of the Interior, for work done to reclaim and restore previously mined land at Monticello-Winfield Mine. The award recognizes companies that achieve the most exemplary coal mine reclamation in the nation

2023 Proxy Statement	3

PROXY SUMMARY INFORMATION

CORPORATE GOVERNANCE BEST PRACTICES

Our corporate governance policies and structures reflect best practices, including:

✓	Annual election of directors and majority voting with a resignation policy

✓	10 out of 11 director nominees are independent

✓	Independent Audit, Social Responsibility & Compensation, Nominating & Governance, and Sustainability & Risk Committees

✓	Regular executive sessions of independent directors

✓	Separation of the Chairman of the Board (the “Chairman”) and Chief Executive Officer (“CEO”) positions

✓	Risk oversight by full Board and committees, including Sustainability Governance Framework ensuring oversight over ESG matters and initiatives

✓	Annually a separate Board meeting is devoted solely to the long-term strategy of the Company, in addition to regular discussions about Company strategy at meetings throughout the year

✓	Frequent meetings of our non-management and independent directors
✓	Directors limited to no more than two other public company boards, and the CEO limited to no more than one other public company board

✓	Annual Board and committee assessments, including individual director interviews and assessments facilitated by third party

✓	Tracking of Board Education programs attended by directors with a recommendation that each director attend at least one Board Education program every two years

✓

Policies prohibiting pledging and hedging transactions involving the Company’s common stock, par value $0.01 per share (the “Common Stock”), by directors and executive officers, without General Counsel approval

✓	Minimum stock ownership requirements for our directors and executive officers

✓	Board oversight and disclosure of political and lobbying contributions

✓	Active stakeholder engagement

2022 COMPENSATION HIGHLIGHTS

In 2022, Vistra again received strong support for its executive compensation programs, with over 97% of votes cast approving, on an advisory basis, our executive compensation. In 2022, as in prior years, the Social Responsibility & Compensation Committee considered input from our stockholders and other stakeholders as part of its annual review of Vistra’s executive compensation program. Based in part on discussions with stockholders, beginning in 2022 we adopted a new development and construction index to assess progress of renewable development targets and milestones.

We are committed to a pay for performance compensation philosophy, designed to:

Certain key features of our executive compensation program include:

•	Clawback mechanism in place for incentive awards

•	No tax gross-ups for executive officers (other than for relocation expenses under a program that is generally available to all employees)

•	Stock ownership guidelines applicable to our Named Executive Officers (“NEOs”) and non-employee directors

•

“Double trigger” change in control benefits that require both the occurrence of a change in control and a qualifying termination of the NEO, meaning that the executive cannot trigger these benefits themselves

•	Independent compensation consultant hired by and reporting to Social Responsibility & Compensation Committee

4	2023 Proxy Statement

PROXY SUMMARY INFORMATION

DIRECTOR NOMINEE HIGHLIGHTS

Our director nominees collectively represent an extensive and diverse mix of skills, knowledge and experiences that are well-suited to our business.

Name	Corporate Governance/ Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy (1)	Human Capital Management / Diversity, Equity & Inclusion (2)

Scott B. Helm	✓	✓	✓	✓	✓	✓	✓

Hilary E. Ackermann	✓	✓	✓		✓	✓	✓	✓

Arcilia C. Acosta	✓	✓	✓		✓	✓		✓

Gavin R. Baiera	✓	✓	✓			✓		✓

Paul M. Barbas	✓	✓	✓	✓	✓	✓		✓

Lisa Crutchfield	✓	✓	✓	✓	✓	✓	✓

Brian K. Ferraioli	✓	✓		✓	✓	✓		✓

Jeff D. Hunter	✓	✓	✓		✓	✓	✓	✓

Julie A. Lagacy	✓	✓		✓	✓	✓	✓	✓

James A. Burke	✓	✓	✓	✓	✓	✓	✓	✓

John R. Sult	✓	✓	✓	✓	✓	✓		✓

(1)

Climate Change and Sustainable Strategy/Policy: Expertise in climate change, climate-related risk management, and sustainability matters, including through formal certification programs or training or participating in significant continuing education on climate science and the technologies, stakeholders, and economic theories that have emerged to prevent climate change, or through a CEO position or other senior executive role with responsibility for managing climate change and its associated risks, and sustainability issues as business imperatives.

(2)

Human Capital Management/Diversity, Equity and Inclusion (“DEI”): Experience or expertise through a CEO position, human resources leadership role, or other senior executive role in the management and development of human capital, including management of a large workforce, compensation, company culture, and other human capital issues. With respect to DEI, responsibility for establishing, evaluating, overseeing, or promoting DEI goals and practices in a corporate or non-profit setting as a director or senior executive.

2023 Proxy Statement	5

PROXY SUMMARY INFORMATION

REFERENCES TO VISTRA

Unless otherwise indicated, references to “Vistra,” the “Company,” “we,” “our,” and “us” in the biographical and compensation information for directors and executive officers below refers to Board membership, employment, and compensation with respect to Vistra Corp.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 (as amended, the “Securities Act”), or the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), the sections of this Proxy Statement entitled “Social Responsibility & Compensation Committee Report” and “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing to the extent permitted by the rules of the Securities and Exchange Commission (“SEC”). Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information presented herein includes forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that are presented herein, that address activities, events or developments that may occur in the future (often, but not always, through the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” and “outlook”) are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in our most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. Any forward- looking statement speaks only at the date on which it is made, and except as may be required by law, the Company will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events or circumstances.

6	2023 Proxy Statement

PROXY STATEMENT

PROPOSALS FOR STOCKHOLDER ACTION

	For More Information	Board Recommendation
Proposal 1: Election of 11 Directors to serve on the Board until the 2024 Annual Meeting	Page 8	✓ For
Proposal 2: Advisory Vote on our 2022 Compensation of Named Executive Officers	Page 77	✓ For
Proposal 3: Ratification of Independent Registered Public Accounting Firm for 2023	Page 89	✓ For

ANNUAL MEETING INFORMATION

Time, Date and Place:

9:00 a.m. (CT) on Tuesday, May 2, 2023 via a virtual meeting. Register in advance at: www.proxydocs.com/VST.

In order to attend the 2023 Annual Meeting, you must register in advance at www.proxydocs.com/VST prior to the deadline of April 27, 2023 at 5:00 p.m. (ET). Following registration, you will immediately receive a confirmation e-mail, which will include information about when you should expect to receive a unique link to gain access to the virtual meeting.

Record Date:	March 23, 2023

Voting Methods:	Submit your proxy using the Internet (www.proxypush.com/VST)	Submit your proxy by telephone (1-866-829-5001)	If you request a printed copy of the proxy materials, complete, sign, date and return the proxy card in the envelope provided

Requesting Copies of Materials:

Current and prospective investors can access our Annual Report, Proxy Statement, notice and other financial information through the Investor Relations section of our website at www.vistracorp.com. The Company will also provide, without charge, a copy of these materials upon request made by phone at (214) 812-4600 or by writing to the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039.

2023 Proxy Statement	7

PROPOSAL 1 – ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Each nominee listed below currently serves as a director of the Board. The director nominees listed below intend to serve, if elected, on the Board as directors until the 2024 Annual Meeting and until their successors have been elected and qualified.

The director nominees are set forth below:

Name	Age	Position / Office	Independent (1)	Director since
Scott B. Helm	58	Director, Chairman of the Board	✓	2017
Hilary E. Ackermann	67	Director, Chair of the Sustainability & Risk Committee	✓	2018
Arcilia C. Acosta	57	Director	✓	2020
Gavin R. Baiera	47	Director	✓	2016
Paul M. Barbas	66	Director, Chair of the Nominating & Governance Committee	✓	2018
Lisa Crutchfield	60	Director, Chair of the Social Responsibility & Compensation Committee	✓	2020
Brian K. Ferraioli	67	Director	✓	2017
Jeff D. Hunter	57	Director	✓	2016
Julie A. Lagacy	56	Director	✓	2023
James A. Burke	54	President and Chief Executive Officer and Director		2022
John R. Sult	63	Director, Chair of the Audit Committee	✓	2018

(1)	All four Board Committees are independent.

8	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

DIRECTOR SKILLS AND EXPERIENCE

Name	Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy (1)	Human Capital Management / Diversity, Equity & Inclusion (2)

Scott B. Helm	✓	✓	✓	✓	✓	✓	✓

Hilary E. Ackermann	✓	✓	✓		✓	✓	✓	✓

Arcilia C. Acosta	✓	✓	✓		✓	✓		✓

Gavin R. Baiera	✓	✓	✓			✓		✓

Paul M. Barbas	✓	✓	✓	✓	✓	✓		✓

Lisa Crutchfield	✓	✓	✓	✓	✓	✓	✓

Brian K. Ferraioli	✓	✓		✓	✓	✓		✓

Jeff D. Hunter	✓	✓	✓		✓	✓	✓	✓

Julie A. Lagacy	✓	✓		✓	✓	✓	✓	✓

James A. Burke	✓	✓	✓	✓	✓	✓	✓	✓

John R. Sult	✓	✓	✓	✓	✓	✓		✓

(1)

Climate Change and Sustainable Strategy/Policy: Expertise in climate change, climate-related risk management, and sustainability matters, including through formal certification programs or training or participating in significant continuing education on climate science and the technologies, stakeholders, and economic theories that have emerged to prevent climate change, or through a CEO position or other senior executive role with responsibility for managing climate change and its associated risks, and sustainability issues as business imperatives.

(2)

Human Capital Management/DEI: Experience or expertise through a CEO position, human resources leadership role, or other senior executive role in the management and development of human capital, including management of a large workforce, compensation, company culture, and other human capital issues. With respect to DEI, responsibility for establishing, evaluating, overseeing, or promoting DEI goals and practices in a corporate or non-profit setting as a director or senior executive.

✔	The Board of Directors recommends that stockholders vote FOR the election of these director nominees to the Board.

2023 Proxy Statement	9

PROPOSAL 1 – ELECTION OF DIRECTORS

DIRECTOR NOMINEE BIOGRAPHIES

Scott B. Helm Chairman of the Board Director Since: 2017 Board Committees: • None Age: 58

Biographical Information:

Mr. Helm has served as Chairman of the Board since October 2017. For over a decade, Mr. Helm has been a private investor based out of Baltimore, Maryland. Previously, Mr. Helm was a founding partner of Energy Capital Partners, a private equity firm focused on investing in North American energy infrastructure. Before that, he served as Executive Vice President and Chief Financial Officer at Orion Power Holdings, Inc., a publicly listed company that owned and operated power plants. Mr. Helm began his career at Goldman, Sachs & Co., first working in the fixed income division, then moving to the investment banking division. Mr. Helm also serves on the board of the Chesapeake Shakespeare Company. Mr. Helm received a bachelor’s degree in business administration from Washington University in St. Louis.

Qualifications:

Mr. Helm has extensive financial and industry knowledge. His specific experience in the energy industry and significant financial and executive experience, including his service as a founding partner of an energy infrastructure private equity fund and public company chief financial officer in the utilities sector, allow him to provide valuable guidance and knowledge to the Board and enable him to lead effectively in his capacity as Chairman.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

10	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

James A. Burke President & Chief Executive Officer Director Since: 2022 Board Committees: • None Age: 54

Biographical Information:

Mr. Burke has served as the President and Chief Executive Officer since August 1, 2022. Prior to his current role he served as President and Chief Financial Officer of the Company since December 2020. Mr. Burke previously served as Executive Vice President and Chief Operating Officer of the Company since October 2016. Prior to joining the Company, he served as Executive Vice President of the Predecessor since February 2013 and President and Chief Executive of TXU Energy, a subsidiary of the Company, since August 2005. Previously, Mr. Burke was Senior Vice President Consumer Markets of TXU Energy. Mr. Burke started his career with Deloitte Consulting, and held a variety of roles with The Coca-Cola Company, Reliant Energy and Gexa Energy prior to TXU Energy. Mr. Burke served as the Chairman of the board of directors of Marucci Sports, a privately held business which was successfully sold to private equity in 2020. Mr. Burke is currently a board member of the Nuclear Energy Institute, the United Way Foundation of Metropolitan Dallas, Ursuline Academy of Dallas, and as an advisory board member for the Tulane University Energy Institute. Mr. Burke is a graduate of Tulane University, where he earned a bachelor’s degree in economics and a master’s of business administration in finance and general management. Mr. Burke is a licensed certified public accountant and has also earned the designation as a chartered financial analyst. In addition, Mr. Burke has completed the Massachusetts Institute of Technology Nuclear Reactor Technology Course.

Qualifications:

Mr. Burke’s 20 years of serving in various senior leadership positions with the Company brings to the Board significant knowledge and understanding of the Company’s assets and operations across its generation, nuclear, retail, and renewables businesses. The Board believes that Mr. Burke’s service as our CEO provides the Board with an important link with management and Mr. Burke’s valuable perspectives on the Company’s business, operations, and execution of its strategic plan.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

2023 Proxy Statement	11

PROPOSAL 1 – ELECTION OF DIRECTORS

Hilary E. Ackermann Director Since: 2018 Board Committees: • Sustainability & Risk (Chair) Age: 67

Biographical Information:

Ms. Ackermann served as a director of Dynegy Inc. (“Dynegy”) from October 2012 until Dynegy’s merger with Vistra in April 2018 and joined the Board in conjunction with the Company’s acquisition of Dynegy. Ms. Ackermann was Chief Risk Officer with Goldman Sachs Bank USA from October 2008 to 2011. Ms. Ackermann began her career at Goldman Sachs in 1985 and served as Managing Director, Credit Department of Goldman, Sachs & Co., as VP, Credit Department, and as an Associate in the Credit Department prior to her role as Chief Risk Officer. Prior to joining Goldman, Ms. Ackermann served as Assistant Department Head of the Credit Department of Swiss Bank Corporation (now known as UBS). Ms. Ackermann served on the private board of directors and audit committee of Credit Suisse Holdings (USA), Inc. from January 2017 through December 2022, and served as chair of the risk committee, of Credit Suisse Holdings (USA), Inc. She currently serves on the private board and the audit committee, and serves as chair of the risk and compliance committee, of each of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. She previously served on the public board of directors of Apollo Investment Corporation. Ms. Ackermann received a bachelor’s degree in Russian from Georgetown University.

Qualifications:

Ms. Ackermann brings extensive experience assessing credit for major banking institutions, covering a variety of industries, including the power generation, electrical utilities and natural resources sectors, as well as in-depth coverage of commodities trading, including oil, natural gas and power as a risk manager. Ms. Ackermann currently serves as the Chair of the Sustainability & Risk Committee, where she contributes significantly to the review and evaluation of our enterprise risk assessment, risk management goals, management and tracking of environmental risks and opportunities, as well as external sustainability report.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

12	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Arcilia C. Acosta Director Since: 2020 Board Committees: • Audit, Nominating & Governance Age: 57

Biographical Information:

Ms. Acosta has served on the Board since 2020. Ms. Acosta has served as the President and CEO of CARCON Industries and Construction, specializing in commercial, institutional, and transportation construction, since 2000. In addition to her role at CARCON Industries, Ms. Acosta is the President and controlling principal of Southwestern Testing Laboratories, a position she has held since 2003. Ms. Acosta previously served as a director of Legacy Texas Financial Group, N.A., a publicly traded bank holding company with an asset size of over $10 billion, from 2015 to 2019, when Legacy Texas merged with a private company. From July 2018 through February 2020, Ms. Acosta served as a director of ONE Gas Incorporated, one of the largest natural gas utilities in the U.S. In 2017, Ms. Acosta joined the public board of Magnolia Oil & Gas, an independent oil producer with assets located in South Texas. In 2021, Ms. Acosta joined the public board of Veritex Holdings, Inc., the holding company for Veritex Community Bank. Her prior board service includes 10 years as a director of Energy Future Holdings Corp. (the “Predecessor”). Ms. Acosta currently serves on the board of the Communities Foundation of Texas, is Chairman of the Texas Institute for Women in Leadership, and is Chairman of the Dallas Citizens Council for 2023 to 2025. In March 2020, Texas Governor Abbott appointed Ms. Acosta to the Strike Force to Open Texas for COVID-19. In May of 2021, Governor Abbott appointed Ms. Acosta to the Texas Tech University System—Board of Regents. In November 2022, Governor Abbot appointed her as one of three Co-Chairs of the 2023 Texas Inaugural Committee. Ms. Acosta received a bachelor’s degree in political science from Texas Tech University and is a graduate of the Harvard University Business School Corporate Governance Program.

Qualifications:

Ms. Acosta brings extensive experience in executive management, operations, safety, construction management and engineering management. In addition, she has served on the boards of directors of other publicly traded and private companies, including oversight responsibilities on matters relating to executive compensation, corporate governance, and audit. Ms. Acosta currently serves on the Company’s Audit and Nominating & Governance Committees.

Gavin R. Baiera Director Since: 2016 Board Committees: • Social Responsibility & Compensation, Sustainability & Risk Age: 47

Biographical Information:

Mr. Baiera is a senior managing director, partner, and portfolio manager at Centerbridge Partners, L.P, which is a multi-strategy private investment firm focused on private equity, credit, and real estate. He previously served as a managing director at Angelo, Gordon & Co., where he was the global head of the firm’s corporate credit activities and portfolio manager for its distressed funds. Baiera was also a member of the firm’s executive committee. Prior to joining Angelo, Gordon in 2008, Baiera was the co-head of the strategic finance group at Morgan Stanley, which was responsible for all origination, underwriting, and distribution of restructuring transactions. Prior to that, Baiera worked at General Electric Capital Corporation, concentrating on underwriting and investing in restructuring transactions. Baiera has served on numerous boards of directors including, most recently, MACH Gen, Orbitz Worldwide, and Travelport Worldwide. He received a bachelor’s degree in economics and finance from Fairfield University and a Master of Business Administration from the University of Southern California.

Qualifications:

Mr. Baiera has extensive experience in corporate finance and strategic business planning activities. In addition, he has served on the boards of directors of other publicly traded and private companies, including oversight responsibilities on matters relating to executive compensation and compensation strategy, making him a valuable member of the Board and the Social Responsibility & Compensation Committee and the Sustainability & Risk Committee.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

2023 Proxy Statement	13

PROPOSAL 1 – ELECTION OF DIRECTORS

Paul M. Barbas Director Since: 2018 Board Committees: • Nominating & Governance (Chair) Age: 66

Biographical Information:

Mr. Barbas has served on the Board since 2018. Mr. Barbas previously served on the board of Dynegy from October 2012 until Dynegy’s merger with Vistra in April 2018 and joined the Board in conjunction with the Company’s acquisition of Dynegy. Mr. Barbas previously served as president and chief executive of DPL Inc. and its principal subsidiary, The Dayton Power and Light Company (DP&L), and he also served on the boards of DPL Inc. and DP&L. He also previously served as executive vice president and chief operating officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission, and marketing, propane gas distribution and wholesale marketing, and other related services, and he was executive vice president of Allegheny Power. Mr. Barbas also served on the public boards of Pepco Holdings, Inc. and El Paso Electric, Inc. Mr. Barbas also serves as a volunteer at the Scorton Creek Game Farm, helping to maintain trails and conservation land overseen by the Massachusetts Division of Fisheries and Wildlife. Mr. Barbas received a bachelor’s degree in economics from College of the Holy Cross and a Master of Business Administration in finance and marketing from the University of Massachusetts.

Qualifications:

Mr. Barbas brings extensive utility, management and oversight experience, having served in executive management positions with various utility and other companies. He also has a broad background in finance and marketing and brings a strong understanding of power operations and energy markets. He also brings to the Board substantive knowledge about a variety of issues related to the Company’s business and currently serves as Chair of the Nominating & Governance Committee, where he contributes significantly to the oversight responsibilities and strategic direction of the Company’s corporate governance policies.

Lisa Crutchfield Director Since: 2020 Board Committees: • Social Responsibility & Compensation (Chair) Age: 60

Biographical Information:

Ms. Crutchfield has served on the Board since 2020. Ms. Crutchfield is managing principal of Hudson Strategic Advisers, LLC, an economic analysis and strategic advisory firm to the energy, utility and government sectors since 2012. Prior to launching this consulting practice, she served as Executive Vice President and Chief Regulatory, Risk and Compliance Officer for the U.K.-based National Grid plc, a global energy provider, from 2008 to 2012. Ms. Crutchfield also served on the board of National Grid USA as an executive director. She has served in executive roles as Senior Vice President of Regulatory and External Affairs at PECO, an Exelon Company, from 2003 to 2008, Vice President and General Manager at TIAA-CREF, and Vice President of Energy Policy and Strategy at Duke Energy Corporation from 1997 to 2000. Ms. Crutchfield was appointed to the Pennsylvania Public Utility Commission as Vice Chairman in 1993 and served until 1997, earning the designation as an expert in liberalizing the electric and gas markets. She began her career as a commercial and investment banker. Ms. Crutchfield currently serves on the boards of two other publicly traded companies, Fulton Financial Corporation since 2014 and Fortis Inc. since 2022, and previously served on the public board of Unitil Corporation. Ms. Crutchfield earned a bachelor’s degree in economics and political science from Yale University and a Master of Business Administration with distinction in finance from Harvard Business School. Ms. Crutchfield is also a Leadership Fellow of the National Association of Corporate Directors (NACD).

Qualifications:

Ms. Crutchfield brings extensive experience leading corporate teams and has extensive knowledge of the financial industry and business practices with expertise in risk mitigation, compliance, and regulatory matters. She has served on the boards of several other publicly traded and privately held companies including on their compensation, governance, and risk committees. Ms. Crutchfield currently serves as the Chair of the Social Responsibility & Compensation Committee.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

14	2023 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Brian K. Ferraioli Director Since: 2017 Board Committees: • Audit, Nominating & Governance Age: 67

Biographical Information:

Mr. Ferraioli serves as an operating partner for Bernhard Capital Partners, a private equity firm. In February 2020, he was named the executive chairman and chairman of the board of Atlas Technical Consultants, Inc., a public company. Mr. Ferraioli previously served as executive vice president and chief financial officer of KBR, Inc., a global engineering, construction, and services company supporting the energy, petrochemicals, government services, and civil infrastructure sectors from 2013 until 2017. Prior to KBR, Mr. Ferraioli was executive vice president and chief financial officer at The Shaw Group, Inc., an engineering, construction, and fabrication company serving the electric power generation and government services industries. Prior to that, Mr. Ferraioli worked 28 years in various finance and accounting functions with Foster Wheeler AG, (currently part of the Wood Group), a global conglomerate that provided design, engineering, construction, manufacturing, development, and plant operations. Mr. Ferraioli previously served on the boards of Charah Solutions, Inc. and Team, Inc., both public companies. Mr. Ferraioli received a bachelor’s degree in accounting from Seton Hall University and received a Master of Business Administration from Columbia University and is a certified public accountant. Mr. Ferraioli is also a Leadership Fellow of the NACD.

Qualifications:

Mr. Ferraioli has 40 years of experience in senior executive financial positions with large public companies and accounting roles in the engineering and construction industry, and also has served on various public and private boards, providing him with significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting. Further, his extensive financial and accounting experience qualifies him as an “audit committee financial expert.” He currently serves on the Audit and Nominating & Governance Committees.

Jeff D. Hunter Director Since: 2016 Board Committees: • Social Responsibility & Compensation, Sustainability & Risk Age: 57

Biographical Information:

Mr. Hunter has most recently acted as an independent financial and sector advisor to a number of investment firms on power related matters including Grafton Asset Management of Calgary and EnCap based in Houston, Texas. Mr. Hunter also serves as a senior adviser to the infrastructure team at Apollo Global Management. From 2016 to 2019, Mr. Hunter served as senior managing director for Quinbrook Infrastructure Partners, an investment company focused exclusively on lower carbon and renewable energy infrastructure investments, where he was a member of the Quinbrook investment committee and was responsible for deal origination, portfolio company oversight and asset management for all Quinbrook North America investments. Between 2013 and 2016, Mr. Hunter was a managing partner of Power Capital Partners, an energy focused investment firm. Previously, Mr. Hunter co-founded and served as executive vice president and chief financial officer of US Power Generating Company, a privately held merchant power company. Mr. Hunter also held leadership positions at PA Consulting Group and El Paso Merchant Energy. Mr. Hunter previously served as an independent director of Pacific Drilling S.A. and as managing member of Waterloo Capital Management. Mr. Hunter received a bachelor’s degree in economics from the University of Texas.

Qualifications:

Mr. Hunter brings to the Board extensive experience in the energy and financial industries, including his experience as a chief financial officer. He also brings to the Board substantive knowledge about a variety of issues related to the Company’s business, including the Company’s renewables development and construction activities, and currently serves on the Social Responsibility & Compensation Committee and Sustainability & Risk Committee.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

2023 Proxy Statement	15

PROPOSAL 1 – ELECTION OF DIRECTORS

Julie A. Lagacy Director Since: 2023 Board Committees: • Social Responsibility & Compensation, Sustainability & Risk Age: 56

Biographical Information:

Ms. Lagacy was chief sustainability and strategy officer at Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives, from November 2021 through January 2023. Ms. Lagacy began her career with Caterpillar in 1988 and served as product and commercial manager from 1999 until 2004, human resources manager from 2004 until 2006, senior business resource manager (Global Mining) from 2006 until 2012, and chief financial officer (Global Mining) from 2012 until 2013. From 2013 until 2014, Ms. Lagacy served as vice president (Financial Services Division) and served as vice president of global information services and chief information officer from 2014 until 2020. Before being named Caterpillar’s chief sustainability and strategy officer, she served as vice president of enterprise strategy from 2020 to October 2021. Ms. Lagacy has served on the public board of RPM International Inc., provider of specialty coatings, sealants, building materials and related services, since 2017. Ms. Lagacy also serves on the board of the Illinois Cancer Care Charitable Foundation. She earned dual bachelor’s degrees in Management and Economics from Illinois State University, an M.B.A. degree from Bradley University, and is a Certified Management Accountant.

Qualifications:

Ms. Lagacy brings extensive executive management experience, including financial, strategic, technology, cybersecurity, ESG, sustainability, management development, acquisitions, and capital allocation. Specifically with regard to cybersecurity matters, Ms. Lagacy earned a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s Software Engineering Institute. She currently serves on the Social Responsibility & Compensation Committee and the Sustainability & Risk Committee.

John R. (J. R.) Sult Director Since: 2018 Board Committees: • Audit (Chair) Age: 63

Biographical Information:

Mr. Sult has served on the Board since 2018. Mr. Sult previously served on the board of Dynegy Inc. and joined the board in conjunction with the company’s acquisition of Dynegy. Previously, he was executive vice president and chief financial officer of Marathon Oil Corporation and was executive vice president and chief financial officer of El Paso Corporation prior to that. Prior to joining El Paso, Mr. Sult served as vice president and controller of Halliburton Energy Services. Prior to joining Halliburton, Mr. Sult was an audit partner with Arthur Andersen LLP. Mr. Sult currently serves on the board and is chair of the nominating and corporate governance committee of Sitio Royalties, Inc., a public company, joining the board following the company’s merger with Brigham Minerals, Inc., a public company, where he previously served on the board. In addition, Mr. Sult previously served as a director of Jagged Peak Energy, Inc., a public company, as well as the general partner of El Paso Pipeline Partners, L.P., a public company. Mr. Sult serves as a member of the Board of Directors, Executive Committee and Chairman of the Strategic Planning Committee of the Boys and Girls Country of Houston, Inc., a non-profit entity. Mr. Sult received a bachelor’s degree with special attainments in commerce from Washington & Lee University and is a licensed certified public accountant.

Qualifications:

Mr. Sult, through his experience in senior executive financial positions with large public companies, brings significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting to the Board. Mr. Sult has extensive knowledge of the energy industry. Further, he has served as an audit partner at a major accounting firm, which, in addition to his other experience, qualifies him as an “audit committee financial expert.” He currently serves as the Chair of the Audit Committee, where he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions.

Corporate Governance / Public Board Experience	Finance / Accounting	Industry Expertise	Public Company Executive	Risk Management / Compliance	Strategy / Transactional	Climate Change and Sustainable Strategy / Policy	Human Capital Management / Diversity, Equity & Inclusion

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CORPORATE GOVERNANCE

DIRECTOR QUALIFICATIONS AND NOMINATION PROCESS

Director Qualifications

In addition to each director’s individual qualifications, including his or her knowledge, skills and experience mentioned above, the Company believes that each of our directors possesses high ethical standards, acts with integrity, and exercises careful judgment. Each is committed to employing his or her skills and abilities in the long-term interests of the Company and our stockholders. Collectively, our directors are knowledgeable and experienced in business, governmental, and civic endeavors, further qualifying them for service as members of the Board.

Any director nominee is evaluated in accordance with the qualifications set forth in our Corporate Governance Guidelines and the other characteristics that we value as part of our corporate culture. We require that directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long- term interests of our stockholders at large. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and sufficient personal resources such that any director compensation to be received from the Company would not be sufficiently meaningful to impact their judgment in reviewing matters coming before the Board. Finally, they must be able to work compatibly with the other members of the Board and otherwise have the experience and skills necessary to enable them to serve as productive Board members. Directors also must be willing to devote sufficient time to carrying out their fiduciary duties and other responsibilities effectively and should be committed to serve on the Board for an extended period of time. For additional information, please read our Corporate Governance Guidelines.

In connection with the director nominations for the 2023 Annual Meeting, the Nominating & Governance Committee also considered the director nominees’:

(1)	knowledge of corporate governance issues, coupled with an appreciation of their practical application;

(2)	service as a director or executive of a publicly traded company and other board experience;

(3)	experience in the energy and utility industry and understanding of the energy and commodity markets;

(4)	finance and accounting expertise, including audit, internal controls, risk management and cybersecurity experience;

(5)	experience in and knowledge of commercial and market risk assessment and management;

(6)	knowledge in the areas of laws and regulations related to environmental, health, safety, regulatory and other key industry issues;

(7)	strategic planning skills; and

(8)	experience in transactional and capital markets matters.

Each director nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including energy, wholesale power generation and marketing, commodities, risk management, strategic planning, legal, corporate governance and board service, executive management, climate change and sustainability strategy, regulatory and policy development, accounting and finance, and operations. For information concerning each director’s various qualifications, attributes, skills and experience considered important by the Board in determining that such nominee should serve as a director, as well as each nominee’s principal occupation, directorships and additional biographical information, please read the section entitled “Director Skills and Experience” on page 9 and “Director Nominee Biographies” beginning on page 10.

Director Selection Process

The Nominating & Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the nominees for election as directors of the Company. The Nominating & Governance Committee’s policy is to consider recommendations for such director nominees, including those submitted by current directors, members of management, or by stockholders, on the bases described below. In this regard, stockholders may recommend director nominees by writing to the Nominating & Governance Committee c/o the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039. Any such recommendations from stockholders received by the Corporate Secretary of the Company will be promptly provided to the Nominating &

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CORPORATE GOVERNANCE

Governance Committee. Recommendations to be considered by the Nominating & Governance Committee for the 2024 Annual Meeting should be submitted as described under “Advance Notice Stockholder Proposals or Nominations” on page 95.

The Nominating & Governance Committee annually reviews the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. Following a robust board composition review process in 2022, the Nominating & Governance Committee recommended the appointment of Ms. Lagacy to the Board to ensure that it continues to have the diversity and mix of skills and experience to advance the Company’s strategy and goals. Ms. Lagacy’s leadership in the areas of strategy, sustainability, and cybersecurity further enhance and balance the diverse skills on the Board.

Identification of Candidates and Diversity

The Nominating & Governance Committee identifies director nominees in various ways. In identifying and evaluating director nominees, the Nominating & Governance Committee may consult with members of the Board, Company management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating & Governance Committee assesses the requisite skills and qualifications of director nominees and the composition of the Board as a whole in the context of the Board’s criteria and needs.

Such assessments will be consistent with the Board’s criteria for membership, including: (i) not less than a majority of directors shall satisfy the New York Stock Exchange’s (“NYSE”) independence requirements; (ii) all directors shall possess judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business; (iii) business, governmental, civic or other relevant experience; and (iv) consideration will be given to the extent to which the interplay of the director nominee’s qualifications and diversity of cultural background, gender, experience and viewpoints with those of other Board members will build a Board that is effective, in light of the Company’s business and structure. The Nominating & Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all Board members. The Nominating & Governance Committee will consider diversity criteria in the context of the perceived needs of the Board as a whole and seek to achieve a diversity of backgrounds and perspectives on the Board. The Board is asked to assess whether the Board is appropriately diverse as part of the annual evaluation of the Board.

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Board of Directors and Committee Evaluation Process

The Board recognizes that a rigorous evaluation process is an essential component of strong corporate governance practices and promoting ongoing Board and Committee effectiveness. Consistent with best practice, the Company’s Corporate Governance Guidelines and each of the Committees’ Charters, the Nominating & Governance Committee oversees the annual evaluation of the performance of the Board and the Committees, with the Chairman and the Chair of the Nominating & Governance Committee maintaining a substantial role in facilitating discussion among the Board and the Committees. For the 2022 evaluation year, the Nominating & Governance Committee incorporated individual director interviews facilitated by a third party which are designed to assess overall Board effectiveness as well as individual director performance. In 2022, 100% of directors participated in the Board and Committee evaluation process.

Review of Evaluation Process	Advanced Questionnaire	One-on-One Interviews	Evaluation Results

Nominating & Governance Committee reviews evaluation process annually

Covers:

•  Board and Committee efficiency and effectiveness

•  Board and Committee composition, including tenure, leadership, diversity, and individual skillsets

•  Board processes and best practices

•  Oversight responsibilities and Committee duties

•  Focus on risk management and strategic matters

•  Quality and frequency of meetings

•  Quality of information and materials provided to Board

•  Board culture

•  One-on-one interviews conducted by independent, third-party facilitator with each director

•  Provides additional feedback on overall Board effectiveness, individual director performance, strengths and contributions, and Board development goals

•  To protect anonymity and integrity of evaluation process, Company’s legal counsel compiles report of evaluation responses, which is initially provided to Chairman and Chair of the Nominating & Governance Committee

•  Report, including evaluation results and specific areas of focus for Board and Committees, is presented to each Committee and full Board in executive session to encourage candid discussion and feedback

•  Discussion of specific areas where the Board would like to focus to enhance its effectiveness

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE OVERVIEW

The following summarizes key elements of our corporate governance practices:

Board Independence

•  10 out of 11 directors standing for election are independent (CEO is sole member of management serving on the Board)

•  All members of the Audit, Social Responsibility & Compensation, Nominating & Governance, and Sustainability & Risk Committees are independent

•  Separate Chairman and CEO roles

•  Outside board service requires approval from the Nominating & Governance Committee and a limit on the number of total boards on which any director may serve concurrently to two other public company boards, or one other public company board in the case of the CEO

•  Personal loans or other extensions of credit to or for any director or executive officer are prohibited

Director Elections

•  Annual election of directors

•  Majority voting in uncontested elections and plurality voting in contested elections, with director resignation policy

•  If a director does not receive the vote of a majority of votes cast, the director is obligated to promptly tender his or her resignation to the Nominating & Governance Committee, which will become effective upon acceptance by the Board in its sole discretion within 90 days following certification of the election results

Board Best Practices

•  Nominating & Governance Committee annually reviews composition of the Board, ensuring the Board reflects an appropriate balance of knowledge, experience, diversity, skills and expertise

•  Routine assessment by Nominating & Governance Committee of overall corporate governance profile and potential enhancements thereto

•  Annual Board and committee self-evaluation process, including individual director interviews and assessments facilitated by a third party to further assess Board effectiveness as well as individual director performance, with identification and tracking of specific follow up actions for continuous improvement

•  Access to and engagement of outside advisors and consultants to assist the Board and the Committees in the performance of their duties, as appropriate

•  Director orientation and continuing education program, including Company site visits and information sessions with Company management

•  Tracking of Board education programs attended by directors with a recommendation that each director attend at least one Board education program every two years

Regular Board Engagement

•  Formal Board and Committee meetings each quarter, including an annual strategic planning meeting, and frequent telephonic meetings on emerging matters in the interim

•  Committee Chairs have regular engagement with management liaison (e.g., Audit Chair with Chief Financial Officer (“CFO”), Controller, and Vice President of Internal Audit)

•  Regular executive sessions of independent directors

Board Oversight

•  Sustainability Governance Framework ensuring oversight over ESG matters and initiatives

•  Board oversight of cybersecurity risk and political and lobbying contributions

•  Ongoing succession planning for the CEO and other senior management

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CORPORATE GOVERNANCE

Stock Ownership Requirements

•  Prohibitions against directors and executive officers:

-  holding our securities in a margin account or pledging our securities; or

-  engaging in any hedging transaction with respect to our securities held by them, without General Counsel approval, (as further described under “Insider Trading Policy and Prohibition on Hedging and Pledging” on page 40 of this Proxy Statement)

•  Minimum stock ownership requirements for our directors and executive officers

•  Review by the Social Responsibility & Compensation Committee of performance-based compensation of our executives following a restatement that impacts the achievement of performance targets relating to that compensation, including the ability to require reimbursement to the Company for all or a portion of the payment received

Stockholder and Stakeholder Engagement

•  Annual advisory vote to approve executive compensation

•  Regular, transparent communication with our stockholders and other stakeholders

•  Our investor relations team regularly meets with stockholders, prospective stockholders and investment analysts, and frequently includes our CEO, CFO, or other members of management; the Chairman of the Board also periodically attends meetings with stockholders

•  Members of our management team regularly engage with stockholders and other stakeholders to discuss our sustainability strategy and initiatives, corporate governance, and executive compensation practices, Company culture, human capital management, and to solicit feedback on these and a variety of other topics of interest

•  Directors expected to attend all annual stockholder meetings absent unusual circumstances

DIRECTOR INDEPENDENCE

We follow the NYSE’s requirements for determining director independence. Based on the application of these standards and pursuant to the requirements of the NYSE and the SEC, the Board has determined that:

(i)	The following directors are independent: Mses. Ackermann, Acosta, Crutchfield, and Lagacy and Messrs. Baiera, Barbas, Ferraioli, Helm, Hunter, and Sult.

(ii)

The Board has determined that each member of the Audit Committee (Ms. Acosta and Messrs. Ferraioli and Sult) qualify as an “Audit Committee Financial Expert” as defined in Item 401(h) of Regulation S-K promulgated under the Securities Act.

(iii)

The Board has determined that each member of the Audit Committee (Ms. Acosta and Messrs. Ferraioli and Sult) possesses the necessary level of financial literacy required to enable each of them to serve effectively as an Audit Committee member and satisfies the heightened independence requirements under NYSE and SEC requirements for Audit Committee members.

(iv)

The Board has determined that each member of the Social Responsibility & Compensation Committee (Mses. Crutchfield and Lagacy and Messrs. Baiera and Hunter) satisfies the heightened independence requirements under NYSE and SEC standards for compensation committee members.

BOARD LEADERSHIP STRUCTURE

As set forth in our Corporate Governance Guidelines, the Board does not have a policy with respect to the separation of the offices of the Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination regarding this issue any time it elects a new CEO and thereafter as deemed appropriate.

During 2022, the Company maintained separate CEO and Chairman roles. The Company has determined this to be the appropriate leadership structure at this time to maintain independent Board leadership that can still benefit from the insight of our CEO. The Chairman, among other things, (a) exercises the rights and discharges the obligations of the

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CORPORATE GOVERNANCE

Chairman as set forth in the Company’s Bylaws, including presiding at meetings of stockholders and the Board, (b) collaborates with the Board and the CEO on the schedule for Board meetings and agenda items, including gathering the Board’s input on agenda items and information needs associated with those agenda items, and approves meeting schedules, agendas and associated information sent to the Board, (c) establishes agendas for executive sessions of the Board, in consultation with the CEO, (d) presides at executive sessions of the Board and coordinates feedback to the CEO regarding issues discussed in executive session, (e) coordinates new director searches, in conjunction with the Nominating and Governance Committee and CEO, and presents candidates for consideration to the Nominating and Governance Committee and the Board, (f) serves as an information resource for other directors and acts as liaison between directors, committee chairs, and management, (g) develops a positive, collaborative relationship with the CEO, (h) if requested by major stockholders, is available for consultation and direct communication, and (i) performs such other duties and responsibilities as requested by the Board.

If a different determination is made in the future regarding the separation of the Chairman and CEO positions, such that the CEO is the Chairman, a Lead Director shall be elected by the non-management directors of the Board to: (i) serve as a liaison between the Chairman and the independent directors, (ii) lead executive sessions of the Board, (iii) have authority to call meetings of the independent directors, (iv) approve Board meeting schedules, agendas and associated information sent to the Board, (v) lead the Board in discussions concerning the CEO’s employment and performance and CEO succession, (vi) if requested by major stockholders, be available for consultation and direct communication, and (vii) perform such other duties and responsibilities as requested by the Board.

MEETINGS OF THE BOARD AND ITS COMMITTEES

The standing Committees of the Board and the current membership of each Committee are shown below. The Nominating & Governance Committee reviews the composition of the committees at least annually and determines if any changes should be recommended to the Board.

Meeting Attendance and Executive Sessions

During the 2022 fiscal year, each director attended more than 75% of the total number of Board meetings and meetings of the Committees on which they served. In accordance with our Corporate Governance Guidelines, directors are expected to attend all scheduled Board meetings and meetings of the Committees of the Board on which they serve. In addition, directors are expected to attend all other Committee meetings when possible. Non-management directors meet regularly in executive sessions, and the Chairman presides over those executive sessions.

As detailed in our Corporate Governance Guidelines, Board members are expected to attend each annual meeting of stockholders absent unusual circumstances. All ten directors that were members of the Board at the time attended the 2022 annual meeting of stockholders.

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CORPORATE GOVERNANCE

Committee Membership, Independence, and Qualifications

The Nominating & Governance Committee recommends committee memberships and chairpersons to the Board and considers periodically rotating directors among the committees. In 2022, the Nominating & Governance Committee recommended a rotation of committee leadership and membership as part of the holistic succession planning of the Board. The current membership of the Committees of the Board with respect to the director nominees is shown in the table below.

	Audit Committee	Social Responsibility & Compensation Committee	Nominating & Governance Committee	Sustainability & Risk Committee
Independent Directors:
Hilary E. Ackermann				Chair
Arcilia C. Acosta(1)	Member		Member
Gavin R. Baiera		Member		Member
Paul M. Barbas			Chair
Lisa Crutchfield		Chair
Brian K. Ferraioli(1)	Member		Member
Scott B. Helm(2)
Jeff D. Hunter		Member		Member
Julie A. Lagacy		Member		Member
John R. Sult(1)	Chair
Employee Directors:
James A. Burke
Number of Meetings in 2022	4	8	4	4

(1)

“Audit committee financial expert,” as defined by the SEC and NYSE, and as determined by the Board. Background information on each audit committee financial expert can be found in the director nominee biographies beginning on page 10.

(2)	Mr. Helm serves as Chairman of the Board.

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CORPORATE GOVERNANCE

Board Committees

The Board has the following four standing Committees: (i) Audit, (ii) Social Responsibility & Compensation, (iii) Nominating & Governance, and (iv) Sustainability & Risk (each, a “Committee”). The functions of each Committee are described below.

Audit Committee Members: John R. Sult (Chair) Arcilia C. Acosta Brian K. Ferraioli Meetings held in 2022: 4

Primary Responsibilities: Appoints, retains, oversees, evaluates and compensates the independent auditors; reviews the annual audited and quarterly consolidated financial statements; reviews significant matters regarding accounting principles and financial statement presentations; oversees the performance of the Company’s internal audit function; oversees the system, and annual audit, of internal controls over financial reporting; oversees the system of internal controls over accounting, legal and regulatory compliance, and ethics (including reviewing the Company’s Code of Conduct at least annually).

The Audit Committee is a separately designated standing audit committee as required by SEC regulations and NYSE rules. For more information about the Audit Committee please see the Audit Committee Report on page 86.

Nominating & Governance Committee Members: Paul M. Barbas (Chair) Arcilia C. Acosta Brian K. Ferraioli Meetings held in 2022: 4

Primary Responsibilities: Reviews and recommends director candidates to the Board for election at each annual meeting of stockholders, periodically reviews the Corporate Governance Guidelines and recommends changes to the Board, reviews and recommends Committee composition and Chairs and recommends changes to the Board and provides guidance to the Board with respect to governance related matters.

The Nominating & Governance Committee, among its other responsibilities, (i) identifies individuals qualified to become directors and recommends to the Board the nominees to stand for election as directors; (ii) oversees and assumes a leadership role in the governance of the Company including recommending periodic updates to the Corporate Governance Guidelines for the Board’s consideration; (iii) participates with the Chairman in the Board’s annual evaluation of its performance and of the Committees; (iv) recommends to the Board the director nominees for each annual stockholder meeting and for each Committee; and (v) oversees the orientation process for new directors and ongoing education for directors.

Social Responsibility & Compensation Committee Members: Lisa Crutchfield (Chair) Gavin R. Baiera Jeff D. Hunter Julie A. Lagacy Meetings held in 2022: 8

Primary Responsibilities: Reviews and oversees the Company’s overall compensation philosophy, oversees the development and implementation of compensation programs, policies and programs aligned with the Company’s business strategy, and reviews and oversees the Company’s policies and practices related to human resources, DEI, talent management, culture and corporate citizenship.

With respect to compensation, the Social Responsibility & Compensation Committee (i) reviews and approves corporate goals and objectives relevant to the compensation of the CEO, evaluates the CEO’s performance in light of those goals and objectives, and determines and recommends to the Board the CEO’s compensation based on this evaluation; (ii) oversees the evaluation of executive officers (and other senior officers and key employees), other than the CEO, and reviews, determines and approves their compensation levels; (iii) oversees and makes recommendations to the Board with respect to the adoption, amendment or termination of incentive compensation, and equity-based and other executive compensation and benefits plans, policies and practices; (iv) reviews and discusses with the Board executive management succession planning; (v) makes recommendations to the Board with respect to the compensation of the Company’s outside directors; and (vi) produces the Social Responsibility & Compensation Committee’s report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement.

With respect to social responsibility, the Social Responsibility & Compensation Committee (i) oversees and monitors the Company’s culture and core principles, including periodically reviewing employee engagement; (ii) oversees and monitors the Company’s strategies, initiatives, and programs relating to human capital management and talent retention; (iii) reviews the Company’s DEI philosophy, commitment, results, and effectiveness including programs relating to employees, community, and suppliers; and (iv) reviews the Company’s practices and strategies to further its corporate citizenship, including corporate social responsibility initiatives in support of charitable and community service organizations.

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CORPORATE GOVERNANCE

Sustainability & Risk Committee Members: Hilary E. Ackermann (Chair) Gavin R. Baiera Jeff D. Hunter Julie A. Lagacy Meetings held in 2022: 4

Primary Responsibilities: With respect to risk, assists the Board in fulfilling its responsibilities with respect to (i) the oversight of the enterprise risk management process, including coordination, where necessary, with other Committees, (ii) the assessment of certain enterprise risks, and (iii) the review and assessment of market, commercial and risk management matters of the Company.

With respect to sustainability, the Committee: (i) reviews and discusses with management the Company’s strategies, policies, and practices to assist in addressing public sentiment and shaping policy to manage the Company’s sustainability efforts; (ii) at least annually, reviews and discusses with management the Company’s assessment of greenhouse gas-related risks, including transition, regulatory, reputational, and/or market risks related to climate change, and management’s process for the identification, evaluation, and mitigation of transition risks related to climate change; (iii) oversees and monitors the Company’s core vision and values and advises the Board and management on sustainability policies, including the Company’s publicly stated targets and aspirational goals for company-wide reductions of greenhouse gas emissions from its power generation operations; and (iv) provides oversight with respect to any sustainability reporting to the public or governmental agencies.

For further discussion of each of the Committees’ oversight duties related to risk, see the discussion of “Board Risk Oversight” on page 33.

OUR COMMITMENT TO SUSTAINABILITY

Vistra is a leader in the clean power transition. With a strong zero-carbon generation portfolio and a deliberate and responsible strategy to decarbonize, we are focused on delivering healthy returns and value for all stakeholders. We are guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors.

Our Environmental, Social, and Governance (“ESG”) initiatives are integral to our business strategy and strengthen our resiliency, positioning us to generate long-term value for all of our stakeholders. We also consider all stakeholders—customers, suppliers, local communities, employees, contractors, investors and the environment, among others—in our decisions, processes, and activities. As part of this commitment, we strive to be a good corporate citizen by investing in our employees, putting customers and suppliers first, and improving communities where we live, work, and serve as we accelerate toward a clean energy future. We know that prioritizing our stakeholders leads to higher customer satisfaction, more community involvement and support, and committed employees and suppliers, which in turn, leads to a more sustainable company.

Vistra has adopted globally accepted sustainability frameworks and standards to provide transparent ESG disclosures to all of our stakeholders. In our annual Sustainability Report, we prepare disclosures in accordance with both the Sustainability Accounting Standards Board (SASB) industry standards for Electric Utilities and Power Generators, and the Global Reporting Initiative (GRI) Standards, Core Option. We incorporate the recommendations of Task Force on Climate-related Financial Disclosures (TCFD) into our Sustainability Report and our biannual Climate Report while also voluntarily disclosing (since 2020) our environmental data through CDP’s climate change questionnaire. For more information about our sustainability efforts and disclosures, please visit the Sustainability section of our website at www.vistracorp.com/sustainability/.

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Sustainability Governance

Vistra’s policies and initiatives are interconnected and collectively contribute to our long-term sustainability. Given this interconnectedness, ultimately the oversight of our ESG initiatives are governed by the full Board, with oversight of subject matter-specific components delegated to applicable Board committees, as reflected in the following Sustainability Governance Framework. The Board continues to reassess oversight of sustainability and could adjust oversight responsibilities or involve other committees as regulatory reporting requirements develop.

BOARD OF DIRECTORS

SUSTAINABILITY
AND RISK COMMITTEE

Oversees corporate risk management,
including the management and tracking
of environmental risks and opportunities,
including climate change, as well as
external sustainability reporting

NOMINATING AND GOVERNANCE COMMITTEE Oversees corporate governance framework

SOCIAL RESPONSIBILITY
AND COMPENSATION
COMMITTEE

Oversees Vistra’s social responsibility initiatives, including talent management, compensation, diversity, equity and inclusion, and culture and community involvement

PRESIDENT AND CHIEF EXECUTIVE OFFICER Responsibility for all sustainability and ESG strategy including the setting and achievement of long-term emission reduction targets

CHIEF STRATEGY AND SUSTAINABILITY OFFICER AND
EXECUTIVE VICE PRESIDENT OF PUBLIC AFFAIRS

Responsible for Vistra’s corporate strategy, sustainability, regulatory and government affairs, communications, and community engagement

ESG-related topics are discussed at each scheduled quarterly Board and committee meeting and on a more frequent basis as necessary. In addition, the full Board has direct oversight responsibility of cybersecurity risk and Vistra’s lobbying and political contributions. Further, the full Board focuses extensively on our path to decarbonize and long-term sustainability and takes an active role with management to review and oversee the development and execution of Vistra’s long-term corporate strategy. In particular, the Board regularly reviews climate-related risks and opportunities—including the transformation of our generation portfolio and investments in zero-carbon resources—given their significance to and interconnectedness with capital deployment, business strategy, and other Board decisions.

Vistra is led by a team of industry veterans with expertise across all areas of the energy and retail businesses, and each director brings ESG experience, including through either climate change and sustainable strategy/policy experience, human capital management/DEI experience, or both (see more information about each director’s skills and experience on page 9). At a management level, the chief strategy and sustainability officer leads two committees, Sustainability Reporting and Sustainability Advocacy, to ensure the appropriate resources and stakeholders are implementing sustainability efforts.

ESG Pillars

Vistra recognizes that creating a sustainable company requires a commitment to all facets of ESG stewardship, including addressing climate change and being good stewards of environmental resources; supporting all of our stakeholders including employees, contractors, suppliers, customers, local communities, and investors; maintaining appropriate governance frameworks; and providing a long-term vision and sustainable strategy.

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The Board and Vistra management focus on the following five ESG pillars that are the foundation of our sustainability strategy:

Environmental Stewardship

Vistra is committed to responsible environmental practices that include an ambition for cleaner air, water, and land, a reduction of waste, and conservation of natural resources. One element of our overall sustainability strategy is a focus on mitigation and prevention of climate-related risks, management of our interactions with the environment, and a commitment to engage with our stakeholders to reliably and affordably meet the growing demand for power. We are targeting net-zero by 2050 and are advancing our transformation via planned retirements of fossil-fuel plants and investments in solar and batteries, as well as nuclear through our planned acquisition of Energy Harbor.

(1)	Includes Comanche Peak Nuclear Power Plant.

Environmental Compliance

We do business the right way — we are committed to continuous improvement of environmental protection measures, building on our strict compliance with environmental laws and regulations. Vistra’s corporate environmental team assists and guides compliance at each power plant, where all permits are reviewed to ensure compliance.

Emissions

Emissions are a byproduct of our business operations — electricity generation. Vistra tracks and reports its emissions not only for compliance with laws and regulations promulgated by the EPA and state environmental agencies, but also to hold ourselves accountable to the greenhouse gas reduction targets we have committed to and the continued energy transition that is underway.

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Water

The use of water is imperative to producing electricity from thermal generation. Vistra understands that water is a limited, expensive, and shared resource that is essential to life. Recognizing the value of water resources, conservation is a focus at each of our generation facilities, especially in areas considered “high stress” or “extremely high stress.” We incorporate the risk of water scarcity into Vistra’s corporate risk management process, along with other environmental and climate-related risks. In fact, nearly 99% of our water withdrawn is not consumed, but rather is returned to its source or recycled.

Waste

Vistra’s facilities minimize the amount of waste produced at each of our locations. This includes limiting the amount of inventory of ancillary chemicals at each location and ensuring that all product procured is utilized. Wastes such as metals, universal waste, and used oils are recycled to the extent feasible at an average rate of 90%. All waste generated at each site is appropriately collected, contained, and transferred to offsite facilities in accordance with all local and federal regulations. Additionally, Vistra strives to beneficially reuse ash produced from burning coal where it is feasible. In 2022, Vistra beneficially reused more than 67% of ash produced.

Biodiversity

Vistra is committed to minimizing collateral or transitory impacts of our operations as well as to maintaining and enhancing the biodiversity on our land. Vistra seeks to ensure that our operations leave land as good or better than before our activities began.

Human Capital Management

We are one team, a group of talented, diverse, and dedicated employees. We maintain an equitable and inclusive workplace where differences are valued, and all are respected.

Governance of DEI

Recognizing the importance of creating a diverse, equal, and inclusive culture, Vistra established oversight of DEI by the Social Responsibility and Compensation Committee of the Board with day-to-day management of programs performed by the Chief Diversity Officer. As DEI is central to the company’s culture, Vistra also maintains an employee led DEI Advisory Council to play an active role in the design and implementation of Vistra’s DEI program.

People

Vistra recognizes the value of having a diverse and inclusive workforce. Our diversity includes all the ways we differ, such as age, gender, ethnicity, and physical appearance, as well as underlying differences such as thoughts, experiences, styles, religions, nationality, education, and numerous other traits. Vistra’s diversity is evolving through the hiring, recruiting, and development initiatives we have created and implemented in the past few years.

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Vistra’s employee resource groups (ERGs) play an imperative role in building our culture, attracting diverse talent, and providing career development and networking opportunities. As unique and diverse as our employees, each ERG has a unique purpose. All ERGs are supported and sponsored by at least one executive leadership team member. We have 13 established employee resource groups at Vistra:

Asian American Association	Bridging The Gap	e-Pride	OPEN	Toastmasters	VIBE Network

American Association of Blacks in Energy	Disruptive Innovation and Sustainability	HOLA	Parents at Work	Vistrability	Vistra Veterans Voice	Women’s Information Network

Philanthropy

In 2022, we continued to act on our five-year, $10 million commitment to social justice initiatives and further supported the advancement of diverse communities. Our monetary commitment is an extension of our existing efforts, which focus on national, state, and local organizations that support minority-owned small businesses, enhance economic development, and improve educational opportunities for students from diverse backgrounds.

Procurement

Vistra’s supply chain diversity program seeks to reflect our customer base and workforce compositions. Vistra’s efforts in this area are recognized year after year for their great work in supporting small and diverse businesses.

Policy

At Vistra, we strive to foster a culture where all employees feel valued and are encouraged to explore and advance their skills and careers. As one example, Vistra has always encouraged employees to pursue continued learning through our educational assistance program. All employees who have completed a minimum of 90 days of active, continuous service and meet performance requirements are eligible to seek up to $10,000 in educational assistance annually. Also, in 2022, Vistra added requirements of diverse interview panels and at least one diverse candidate for 90% of job postings to our company scorecard. To track progress in real time, senior leaders have access to a DEI dashboard allowing them to see candidate diversity throughout the recruiting process.

Training and Development

We believe employee development at all levels is critical to Vistra’s current and future success. We have launched key programs to develop leaders at all levels of the organization including: online learning courses, management system courses, webinars and presentations, self-paced development, and employee-specific skill training.

The goal of Vistra’s performance management process is to guide the development of individuals and to continuously improve the results of the business. All full-time employees, other than those represented by a collective bargaining unit, receive a formal performance review. As part of the program, employees set objectives, have check-ins and ongoing dialogues with their manager, and receive a final year-end performance review.

Safety and Health

We put our Best Defenses forward and only accept the highest standards of safety when it comes to our most valuable resources at Vistra: our people, our customers, and our communities.

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Culture of Wellbeing

At Vistra, we believe a healthy workforce leads to greater wellbeing at work and at home. Our healthcare plans are designed to reward employees for completing annual physicals and cancer screenings. We offer fitness centers in multiple facilities, which include cardio equipment, free weights, and exercise mats. Our employee-led wellness team engages our people to get active and supports causes that promote healthy living. Vistra offers onsite MyHealth Clinics at various locations for non-emergency attention and provides annual immunization clinics for seasonal illnesses such as the flu and COVID. A dedicated primary care team operates each clinic and is always available. Employees can schedule appointments in advance and receive preventative exams without long waits at the doctor’s office, paying a visit fee, and leaving work.

Safety

Our people are our greatest resource, which is why safety — above all else — is our top priority. Vistra’s goal is to provide each employee with essential training and resources to help ensure their safety and health while planning or conducting onsite activities. Promoting continuous learning throughout the fleet and removing latent organizational weaknesses are the cornerstone pieces of Vistra’s safety philosophy and Best Defense safety program. Also, reporting of all incidents, no matter how inconsequential, is critical for learning, and we ask that each individual report safety incidents and hazards to assist in proper identification and remediation. Additionally, we value the prevention of errors and are committed to reducing error likely situations. All Vistra employees are covered by our Best Defense safety program, and all personnel at Vistra locations are encouraged to be actively involved in the safety process. To facilitate a safety-focused learning environment, our plants share their investigations and learnings of all safety events with all operations employees on weekly calls. The information is presented by front-line employees and supported by management. The lessons from each event are shared across the fleet to prevent similar incidents at other locations.

Safety Training

The goal of safety training is to enhance the employee’s knowledge and skillset, hazard awareness, and to maintain compliance with the applicable regulatory standards. We believe safety training is most effective when it is incorporated into standard operating procedures, workplace practices, and individual job performance requirements. We structure employee development and learning so that our employees have the knowledge and skills needed to do their work safely, avoid creating hazards that could place themselves or others at risk, and ensure that each employee knows how to put up Best Defenses for job assignments. Our diligent focus on safety is evident through our accomplishments in 2022:

Operated in 2022 without any serious injuries, as determined in accordance with industry standards, or fatalities to our Vistra employees or business partners working at our sites

Reported a 2022 Total Recordable Incident Rate (TRIR) of 0.85

Achieved OSHA Voluntary Protection Program Star designation at 14 of Luminant’s sites—an important recognition for facilities implementing effective safety and health management systems and maintaining injury/illness rates below national averages for our industry

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Hazard Management

Vistra relies on its internal Center of Excellence (COE) groups, such as the Hazard Management COE, to provide standards to manage the hazards associated with our industry. The goal is to provide safe working environments and establish our Best Defense. The standards created by these COE groups will provide current and updated procedures, practices, and guidance documents. This will ensure all sites have the tools to stay in compliance with current regulations, share best practices, and have access to audit and review guidelines.

Emergency Preparedness

Vistra provides a comprehensive and integrated emergency management system that coordinates on- and off-site resources to protect lives, property, and the environment through education, training, assessment, preparedness, response, and mitigation from all hazards that may impact our company and community.

Supporting Communities & Customers

We strive to be good corporate citizens and strengthen the communities where we do business, where we have customers, and where our employees call home.

Charitable Giving and Volunteering

Vistra strongly believes that corporations must expand their purpose beyond providing value for shareholders to serving a more diverse set of stakeholders. We believe companies have an obligation to be a part of the solution. At Vistra, we make a genuine effort to better the communities where we live, work, and serve. As referenced in Vistra’s corporate giving policy, the key focus areas for our community involvement and corporate giving are: Education, Community Welfare, Environment/Sustainability, Employee Involvement, Economic Development.

TXU Energy Aid, one of the most extensive utility and energy bill-payment assistance programs in the nation, has helped families in need keep their homes powered and safe for more than 35 years. This program has been expanded to both Tri-Eagle and Ambit retail brands. As a supporting partner of Feeding America®, the nation’s largest organization dedicated to fighting domestic hunger through a network of food banks, Ambit Cares makes great strides to change the lives of those who face hunger.

Local Community Engagement

Vistra and our subsidiaries have also engaged local communities as we address the potential impacts of our operations. Some examples include:

To keep our communities informed about our operations and new Vistra Zero projects, Vistra regularly hosts in-person and virtual meetings to answer resident questions and receive community feedback.

Regular emergency response team training and outreach is conducted at our largest generating sites, including our utility-scale solar and battery energy storage facilities and our nuclear plant. We regularly engage local fire, EMS, and law enforcement departments at our facilities, familiarizing them with potential hazards they may encounter during a possible emergency response.

Emergency Action Plan (EAP) “tabletop” meetings are held for each of the dams near Vistra plants. These meetings are attended by multiple state and local agencies, including emergency officials, to inform and coordinate emergency prevention and action plans.

Powering the Energy Transition for Residential Customers

Vistra is one of the largest competitive electric retailers in the U.S. Vistra Retail is the natural off-taker to our generation fleet and this integrated nature of our business is a core competitive advantage that provides stable financial earnings. The growth of our zero-carbon generation portfolio, Vistra Zero, will provide the renewable electricity Vistra Retail needs to support the rise in renewable product offerings for end users. Further, the electrification of the economy will be the stimulus for creating unique solutions that fit our customers’ evolving electricity needs. Innovation is key to

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adapting to changing markets, customer behavior, and new generation resources. Vistra Retail is a longstanding leader in creating innovative and first-to-market products and solutions while maintaining superior customer service. Vistra Retail makes it easy for customers to go green. With more than 50 renewable electricity plans available across our family of brands and multiple marketing channels, we leverage utility-scale renewable developments to provide carbon-free and hassle-free choices for our customers.

Clean Energy and Sustainable Solutions for Business

Our business customers come to us with a wide range of sustainability needs with goals as diverse as the industries they represent. Some have a focus on energy efficiency and renewable electricity to lower their environmental footprint, while others have more localized and sophisticated metrics by which they measure themselves. Vistra Retail has a portfolio of renewable solutions designed to meet our various business customers’ sustainability needs. Innovation efforts for the commercial and industrial segment are focused on technologies, products, and partnerships for energy efficiency, demand management, resiliency, power quality, and electrification solutions.

Responsible Business Practices

We conduct business the right way, with the utmost integrity, holding ourselves and our suppliers to high ethical standards and conducting all business in compliance of laws and regulation.

Supply Chain

Vistra has a robust, centralized, strategic supply chain organization with a global supply chain supporting electric power generation, retail electric sales, and corporate shared services. We ask that our suppliers reflect our values and agree to our Supplier Code of Conduct, found on our website. Every purchase order links to our Supplier Code of Conduct through its Terms & Conditions and by acknowledging the purchase order, suppliers agree to abide by the code. This includes our commitment to responsible sourcing practices.

Supply Chain Diversity

Supported through Vistra’s overall commitment to DEI, Vistra’s supply chain diversity program seeks to reflect our customer base and workforce composition through a diverse supply chain. Endorsed and supported by the highest level of Vistra’s executive team, this program supports the development and utilization of businesses owned by women, minorities, veterans, LGBTQ+, and disabled individuals, as well as small businesses. In addition, we recently added businesses owned by returning citizens (formerly incarcerated individuals), and foster care recipients.

Cybersecurity

In order to identify and mitigate Information Security risks, among other things, our Information Security program includes regular enhancement of our security measures to protect our systems and data, evolving monitoring capabilities to enhance early detection and rapid response to potential cyber threats, and defined response plans for each business area which we leverage through real world examples and/or test exercises (tabletop exercises). We also conduct due diligence of key third-party vendors’ information security programs and risk prior to engaging with them. Numerous other mitigation practices are in place and our Chief Information Officer (“CIO”) reports to the Board quarterly on cybersecurity risks and threats, status of technology and cyber related projects, assessments of Vistra’s security program, and the emerging threat landscape. See also “Board Risk Oversight—Information Security Risk Oversight.”

Political Involvement

Vistra lobbies by advocating for legislation and regulations that will enhance value for our customers, communities, the environment, employees, and shareholders. We recognize that public policy decisions can greatly impact our business and industry, now and in the future. Vistra reviews its lobbying efforts at least annually to ensure adherence to applicable laws and Vistra’s core principles.

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BOARD RISK OVERSIGHT

In the normal course of business, the Company is exposed to a variety of risks. For a complete description of the risk factors associated with our business, see Part I, Item 1A “Risk Factors” of our 2022 Annual Report on Form 10-K, which is included in our Annual Report.

The Board has ultimate responsibility for protecting stockholder value. Among other things, the Board is ultimately responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, establishing policies and procedures that monitor and manage defined risks and measuring management’s performance against the strategy. The Committees—including the Audit Committee, Sustainability & Risk Committee and Social Responsibility & Compensation Committee—play an important role in support of the Board’s oversight function. Risk oversight includes understanding the material risks to the business and what steps management is taking or should be taking to manage those risks, as well as understanding and determining the appropriate risk appetite for the Company. To define the Company’s risk appetite, the Board reviews and approves the annual business plan, budget and long-term plan, strategic initiatives, acquisitions and divestitures, capital markets transactions, financings, capital allocation and capital structure.

The Board conducts its risk oversight function in several ways. The Board monitors, reviews and responds to strategic, commercial, market, financial, sustainability, corporate, and safety risks facing the Company by receiving periodic reports from the management team, and through the Committees. In addition, for further information about our sustainability governance, see “Our Commitment to Sustainability” above. While the Committees each have their delegated responsibilities for identifying and addressing risks, the Board primarily conducts this oversight function through the Sustainability & Risk Committee, which oversees the enterprise risk management process and assesses certain enterprise risks and market, commercial and risk management matters, and the Audit Committee, which oversees risks relating to accounting, internal audit and controls. On an annual basis, the Board reviews a detailed enterprise risk report. Additionally, on a quarterly basis, the Sustainability & Risk Committee reviews an enterprise risk assessment and provides a report thereof to the Board. Further, the Board conducts periodic reviews of risks on an ongoing and as-needed basis and receives updates from management during the year on any particular matters relating to risk management or risk controls that management believes need to be brought to the attention of the Board.

The Board maintains oversight over matters related to the cybersecurity of the Company’s critical infrastructure, data, or information technology systems and the Company’s actions to prepare for, identify, assess, respond, mitigate and remediate material cyber, information security or technology risks (“Information Security”). In 2023, the Board engaged a third-party advisor to provide cybersecurity oversight training and advisory services to the Board, and appointed Ms. Lagacy as a director, who brings extensive cybersecurity expertise to the Board. For additional information, see “—Information Security Risk Oversight” below. Additionally, the Board and Sustainability & Risk Committee monitor the ways in which the Company attempts to prudently minimize Information Security risks, to the extent reasonably practicable and consistent with the Company’s long-term strategies.

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The table below summarizes the significant roles the various Board Committees or similar bodies play in carrying out the risk oversight function.

COMMITTEE	RISK OVERSIGHT FOCUS AREA
Audit Committee

•  Oversees and assesses financial risks, which includes reviewing and discussing with management the Company’s risk disclosures in the Company’s annual reports to the SEC

•  Reviews and discusses the risk of fraud with management, the internal audit executive and the independent auditor and reviewing the implementation of controls to mitigate fraud risks

• Considers the risk of management’s ability to override the Company’s internal controls • Oversees significant tax risks and issues affecting the Company
Social Responsibility & Compensation Committee

•  Oversees risks related to our compensation policies and practices and succession planning, with input from management and the Social Responsibility & Compensation Committee’s independent outside compensation consultant

•  Periodically reviews and assesses the Company’s culture and employee engagement

•  Reviews human capital management

•  Reviews the Company’s DEI philosophy, commitment, results, and effectiveness, including through human resources programs

Sustainability & Risk Committee

•  Oversees greenhouse-gas related risks, including transition, regulatory, reputational, and/or market risks related to climate change, and management’s process for the identification, evaluation, and mitigation of transition risks related to climate change

•  Oversees certain enterprise risks and other risks related to commercial, credit, liquidity and market risks, including our trading of fuel, transportation, energy and related products and services and regulatory compliance, and the Company’s assessment and management of the risks associated with such activities.

The Chairs of each of the Committees regularly report to the Board on matters reviewed by their respective Committees, thereby providing the Board with the opportunity to identify and discuss any risk-related issues or request additional information from management or the Committees that may assist the Board in its risk oversight role. To this end, all directors are expected to attend all committee meetings when possible, and risk-related issues presented to the Committees are routinely presented to and discussed with the full Board to ensure proper oversight.

Additionally, the Company has established a Nuclear Oversight Advisory Board (“NOAB”), which oversees and provides reports to the Board on an as-needed basis, but no less than annually, regarding various risks and strategic considerations related to our ownership and operation, directly or indirectly, of interests in our Comanche Peak nuclear power plant. The NOAB is comprised of Dr. Richard Meserve (Chair), Bill Borchardt, Mr. Burke, Ms. Ackermann, and Mr. Barbas. Dr. Meserve, who has served as the Chair of the NOAB since 2012, is a former Chairman of the U.S. Nuclear Regulatory Commission (“NRC”). Mr. Borchardt, who has served as a member of the NOAB since 2014, previously held several leadership positions at the NRC including, most recently, as the NRC’s Executive Director of Operations from 2008 to 2013.

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In addition to the above-described Board committee structure, the Company has three standing committees that comprise the primary governance forums for day-to-day management of the Company and are complementary and critical to the risk management process: Management Committee, Commitments Committee, and Risk Management Committee.

	Members	Meeting Occurrence	Function
EXECUTIVE / MANAGEMENT COMMITTEES	• CEO • CEO’s direct reports • Leaders who represent key business areas and support functions	Weekly	Provides the forum for discussion and decision-making related to general strategy and policy items, operational updates, information sharing, prioritization, and cross-business and cross-functional coordination
COMMITMENTS COMMITTEE

Voting members:

•  CEO (chair)

•  CFO

•  General Counsel

•  Chief Administrative Officer

•  President of Wholesale Operations & Development

•  President of Vistra Retail

•  Chief Strategy & Sustainability Officer

Standing invitees:

•  Other direct reports of CEO

•  Other key functional and operational leaders

		Weekly	Provides operational oversight of Vistra’s material commitment activities, ensuring that an appropriate level of analysis, review, and approvals are performed prior to committing or deploying capital, approving transactions within transaction authority limits delegated by the Board
RISK MANAGEMENT COMMITTEE

•  CEO

•  CFO (chair)

•  President of Wholesale Operations & Development

•  Chief Risk Officer

•  SVP of Commercial Operations

•  General Counsel / Chief Compliance Officer

•  President of Vistra Retail

•  Chief Strategy & Sustainability Officer

•  Controller

•  Treasurer

•  SVP of Planning

•  VP of Wholesale Strategy

		Weekly	Provides risk management oversight, monitoring, control, and guidance for all risk management activities at Vistra, approving risk management activities within limits delegated by the Board

The Company’s Chief Risk Officer oversees our risk management efforts and regularly reports to the Sustainability & Risk Committee regarding enterprise risk management and assessment matters. The Chief Risk Officer administers our Risk Management Policy which in turn governs the Risk Management Committee. The Risk Management Policy establishes guidelines necessary for the Company to effectively manage the market, credit, operative and regulatory risk of its commodities portfolios.

In addition to the oversight role performed by the Risk Management Committee, the Board has delegated certain authority, subject to various term/tenor and dollar value thresholds, to the Company’s Commitments Committee as further set forth in the Company’s Commitments Policy. The Board periodically reviews and revises the delegation of authority thresholds to appropriately balance business needs and its oversight function.

Information Security Risk Oversight

As noted above, the Board maintains oversight over the Company’s Information Security program. To more effectively prevent, detect and respond to Information Security threats, the Company has a dedicated CIO whose team is

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responsible for leading enterprise-wide Information Security strategy, policy, standards, architecture and processes. At least quarterly, our CIO reports to the Board on our Information Security program, including cybersecurity risks and threats (including the emerging threat landscape), an assessment of our Information Security program, and the status of projects to strengthen our Information Security program. Our Information Security team monitors and reports key cybersecurity metrics to executive leadership and, as needed, the full Board, and maintains formal incident response procedures to report, respond to and manage cyber threats. The CIO, Chief Information Security Officer and our Information Security team collaborate with our internal audit department to review information technology-related risks (based upon the NIST Cybersecurity Framework) as part of the overall risk management process. We currently maintain a cyber-insurance policy that provides coverage for, among other things, cyber incidents including data privacy or security incidents, network security failures, and cyber extortion.

In order to identify and mitigate Information Security risks, among other things, our Information Security program includes:

✓	Regular enhancement of our security measures to protect our systems and data, including encryption, tokenization and authentication technologies to mitigate cybersecurity risk;

✓	Evolving monitoring capabilities to enhance early detection and rapid response to potential cyber threats;

✓	Adaptation to changing risks with transition to remote or hybrid work environment, through mitigation of remote network risk from our internal systems, assets, or data;

✓

A 24x7 Centralized Security Operations Center to ensure the consistent consumption and delivery of security services throughout the business with support for the effective detection of potential events and response processes, together with security operations training including logging, monitoring, and response technologies and procedures;

✓

Application of knowledge gained through industry and government organizations, external partner cyber risk and maturity assessments to continuously improve our technology, processes and services to detect, mitigate, and protect our cyber and data assets;

✓	Annual general and regulatory cybersecurity training, new hire training, and frequent employee phishing simulations; and

✓	Due diligence of key third-party vendors’ information security programs and risk.

Executive Compensation and Oversight of Risks Related to Compensation Policies

The primary responsibilities of the Social Responsibility & Compensation Committee are to:

•

determine and oversee the compensation philosophy, objectives, and program of the Company and our subsidiaries, including making recommendations to the Board with respect to the adoption, amendment or termination of compensation and benefits plans, arrangements, policies and practices;

•

evaluate the performance of the Company’s executive officers, including James A. Burke, President and CEO; Kristopher E. Moldovan, Executive Vice President and CFO; Scott A. Hudson, Executive Vice President and President Vistra Retail; Stephen J. Muscato, Executive Vice President and President Wholesale Operations & Development; and Stephanie Zapata Moore, Executive Vice President, General Counsel, and Chief Compliance Officer (collectively, the “Named Executive Officers” or “NEOs”);

•

recommend the compensation of the CEO to the full Board and approve compensation of the Named Executive Officers (other than the CEO) and other direct reports of the CEO based on those evaluations; and

•	oversee and monitor the Company’s culture and core principles, human capital management strategy, DEI philosophy, commitment, results, and effectiveness, and corporate citizenship practices.

As described above, the Social Responsibility & Compensation Committee is responsible for overseeing risks related to our compensation policies, practices, and programs for all employees. To assist the Social Responsibility & Compensation Committee with determining whether the Company’s compensation policies and practices subject the Company to unnecessary risk or could potentially motivate employees to take excessive risk, the Social

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Responsibility & Compensation Committee periodically evaluates, including seeking input from management and our independent compensation consultant, our compensation strategy to ensure:

•	base salaries are market-based and a sufficient component of total compensation to discourage risk taking;

•

earnings goals under the Company’s Executive Annual Incentive Plan (“EAIP”) are based upon its audited financial statements and the Company believes that the goals are attainable without the need to take inappropriate risks or make material changes to the Company’s business or strategy;

•

Named Executive Officers who receive payment under the EAIP and the Vistra Corp. 2016 Omnibus Incentive Plan (as amended and restated, the “2016 Incentive Plan”) may be required to reimburse the Company for all or a portion of the payment (commonly referred to as a “clawback”) if the Company has to prepare an accounting restatement because it is in material noncompliance with any financial reporting requirements;

•

the Company uses awards under the 2016 Incentive Plan that are typically based upon factors that affect relative total stockholder return over three-year periods, such as the Performance Stock Unit (“PSU”) awards, which mitigates short-term risk taking;

•

because incentive compensation has a large equity component, value is best realized through long-term appreciation of stockholder value, especially when coupled with the executive stock ownership guidelines, which expose those officers subject to the guidelines—namely the President and CEO and each Executive Vice President—to loss of the value of the retained equity if stock appreciation is jeopardized; and

•	the use of incentive compensation components that are paid or vest over an extended period mitigates against unnecessary or excessive risk taking.

STOCKHOLDER AND STAKEHOLDER ENGAGEMENT

We believe that regular, transparent communication with our stockholders and other stakeholders is essential to Vistra’s long-term success. Members of our sustainability and investor relations team and management team engage with stockholders and other stakeholders year-round, and these meetings regularly involve our CEO and CFO. In addition, in advance of the 2023 Annual Meeting, we initiated a stockholder governance engagement plan, contacting 60% of our 10 largest stockholders, along with other stockholders with known ESG specialties, to offer meetings to discuss our strategy, corporate governance, ESG initiatives, and other matters of interest to the investors.

Further, Vistra seeks to enhance its ESG engagement through various peer networking groups, trade associations, and sustainability-focused organizations that provide opportunities to discuss and research insights on best practices, industry trends, advancements in climate change technologies and disclosures, and human capital management initiatives, among others. Vistra team members and/or its CEO are members of the following organizations:

• Business Roundtable	• Business for Social Responsibility (BSR)
• World50	• Electric Power Supply Association (EPSA)
• Chief Executives for Corporate Purpose® (CECP)	• Electric Power Research Institute (EPRI)
• CEOAction for Diversity and Inclusion

2023 Proxy Statement	37

CORPORATE GOVERNANCE

We value the views of our stockholders and other stakeholders, and the input that we receive from them is a key consideration in our corporate governance practices. For example, informed in part by the dialogue and collaboration with our stockholders and other stakeholders in recent years:

Governance

•  Developed a Sustainability Governance Framework which ensures full Vistra Board and committee oversight of ESG matters and initiatives

•  Enhanced and refined the Board’s and Committees’ roles with respect to DEI initiatives, including expanding purview of the Social Responsibility & Compensation Committee to oversee our policies and practices related to culture and core principles, human capital management, DEI, and corporate citizenship

•  Engaged in regular meetings and update calls for enhanced Board oversight of significant events, such as COVID-19 pandemic, in addition to regularly scheduled meetings

•  Amended our Articles of Incorporation in 2020 to declassify the Board and institute annual elections of directors

•  Amended our Bylaws and Corporate Governance Guidelines to provide for majority voting for directors in uncontested elections and plurality voting in contested elections

•  Published voluntary, annual report of Vistra’s employee PAC contributions, corporate political contributions, and membership dues to trade organizations

Sustainability

•  Accelerated our GHG emissions reduction targets in 2020, increasing our 2030 target by 20% and adopting a net-zero target by 2050

•  Established leading role in energy transition with over 3,400 MW of zero-carbon generation online now and further planned growth of Vistra Zero, our zero-carbon generation portfolio, supporting the broader energy transition of the nation, maintaining the reliability and affordability of electricity, and enhancing Vistra’s long-term sustainability

•  Adopted a Green Finance Framework in 2021 and issued $1.0 billion in Series B Green Perpetual Preferred Stock (“Green Perpetual Preferred Stock”) to fund new or existing projects that support renewable energy and energy efficiency to further align with our ESG strategy

•  Enhanced ESG-related disclosures, incorporating GRI standards, SASB standards, and TCFD recommendations in our sustainability-related reporting, while also receiving third-party assurance of our Scope 1 and Scope 2 GHG emissions by an independent audit firm

Compensation and Human Capital Management

•  Evaluated and implemented several changes to the overall executive compensation program in 2021, while continuing to focus on linking executive compensation with performance and stockholder value

•  Continuing to use an ESG index in our annual incentive compensation scorecard, and in 2022 adopted a new development and construction index to assess progress of renewable development targets and milestones

•  Evaluated the Company’s human capital management strategy and implemented many initiatives to ensure a diverse and inclusive workforce who are engaged, have numerous development and training opportunities, and are offered generous benefits and wellness programs

COMMUNICATIONS WITH DIRECTORS

Stockholders and other interested parties may communicate with the directors individually or as a group, including all non-management or independent directors and the Chairman of the Board, by writing to them c/o the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039. The Company’s Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a Committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer of the Company or the chair of the Committee to which the matter has been delegated.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE DOCUMENTS

The Company maintains certain corporate governance documents on our website at www.vistracorp.com. The Company’s Corporate Governance Guidelines and charters of the standing Committees of the Board, including the Audit Committee, the Nominating & Governance Committee, the Social Responsibility & Compensation Committee, and the Sustainability & Risk Committee, in each case as currently in effect, can be accessed by selecting the tab labeled “Sustainability—Corporate Governance” on the home page of the Company’s website.

The Company’s Code of Conduct that applies to the Company’s employees, officers, including both the CEO and CFO, and directors, is also available on the Company’s website. In accordance with SEC regulations, any amendments to the Code of Conduct will be posted on the Company’s website.

The Board has adopted a written policy regarding transactions with related parties, which is included in the Corporate Governance Guidelines available on the Company’s website.

Printed copies of the corporate governance documents that are posted on the Company’s website are also available to any stockholder upon request to the Corporate Secretary of the Company, 6555 Sierra Drive, Irving, Texas 75039.

CODE OF CONDUCT

Our Code of Conduct applies to all of our directors, officers and employees. The key principles of this code include acting legally and ethically, notifying appropriate persons upon becoming aware of issues, obtaining confidential advice and dealing fairly with our stakeholders. A copy of our Code of Conduct is available on the Company’s website at www.vistracorp.com/code-of-conduct.

COMPLAINT AND REPORTING PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

Our Whistleblower Policy provides for (1) the receipt, retention and treatment of complaints, reports and concerns regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters, in each case relating to Vistra. Complaints may be made through a “Compliance Helpline” telephone number, operated by an independent third party. Complaints received are logged by our Chief Compliance Officer, investigated and reviewed by Internal Audit, and, if applicable, our Chief Compliance Officer, and communicated to our Audit Committee. In accordance with applicable law, the Whistleblower Policy and other procedures we use to address complaints prohibit us from taking adverse action against any person submitting a good faith complaint, report or concern. A copy of our Whistleblower Policy is available on the Company’s website at www.vistracorp.com/corporate-governance.

BUSINESS RELATIONSHIPS AND RELATED PERSON TRANSACTIONS POLICY

As set forth in the Corporate Governance Guidelines, the Board has adopted a written policy relating to the approval of transactions with related parties. In general, for purposes of our policy, a related party transaction is a transaction to which we are a party, or a material amendment to any such transaction, and with respect to which a related party is directly, or to our knowledge, indirectly, a party. As set forth in our policy, a “related party” is an executive officer, director or nominee for director of ours, a person known to us to be the beneficial owner of more than 5% of our voting securities, an immediate family member of an executive officer, director, nominee for director or 5% stockholder, and any entity owned or controlled by any of the foregoing individuals or in which any such individual serves as an executive officer or general partner or, together with any other such individuals, owns 10% or more of the equity interests of such an entity.

Our policy requires that a related person transaction will only be permitted if: (i) the Audit Committee approves or ratifies the transaction in accordance with the policy (which requires that the transaction be on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party), (ii) the disinterested members of the Board as a whole review and approve the transaction or (iii) the transaction involves compensation approved by the Social Responsibility & Compensation Committee. In reviewing and approving any related party transaction or material

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CORPORATE GOVERNANCE

amendments to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the transaction and must determine that the related party transaction is fair to us.

Since January 1, 2022, there have been no related party transactions. A copy of our related party transactions policy is included in our Corporate Governance Guidelines and is available on the Company’s website at www.vistracorp.com/corporate-governance.

CHARITABLE CONTRIBUTIONS

During 2022, we did not make any contributions to any charitable organization in which an independent director served as an executive officer in 2022.

INSIDER TRADING POLICY AND PROHIBITION ON HEDGING AND PLEDGING

Under Vistra’s insider trading policy, members of the Board and all of Vistra’s officers and employees, together with their respective related persons, shall not engage, directly or indirectly, in any derivative transactions involving any securities of Vistra, including pledges of Vistra securities as collateral or short sales thereof. This policy includes, without limitation, hedging transactions, pledging Vistra securities as collateral or engaging in short sales of Vistra securities. Any exceptions must be approved by Vistra’s General Counsel on a case-by-case basis, and in no case will an exception be granted in violation of applicable law or if such exception would introduce, in the sole estimation of Vistra’s General Counsel, an unacceptable risk to Vistra.

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MANAGEMENT

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table and biographies set forth information regarding our current executive officers as of the date hereof, except for Mr. Burke, whose information is listed above.

Name	Age	Position / Office

Kristopher E. Moldovan	51	Executive Vice President and Chief Financial Officer

Carrie Lee Kirby	55	Executive Vice President and Chief Administrative Officer

Stephanie Zapata Moore	49	Executive Vice President, General Counsel, and Chief Compliance Officer

Stephen J. Muscato	52	Executive Vice President and President Wholesale Operations & Development

Scott A. Hudson	59	Executive Vice President and President Vistra Retail

Stacey Doré	50	Chief Strategy & Sustainability Officer, Executive Vice President of Public Affairs

Kristopher E. Moldovan Executive Vice President and Chief Financial Officer

Mr. Moldovan has served as the Executive Vice President and Chief Financial Officer of the Company since August 2022. Mr. Moldovan has been with Vistra and its predecessor companies since 2006 and, from 2017 to 2022, served as Senior Vice President and Treasurer, where he was responsible for all treasury-related activities, including financing activities and assuring the availability of liquidity and cash resources, among other responsibilities. From 2010 to 2017, he was the Company’s Assistant Treasurer. Mr. Moldovan originally joined the Company as Senior Counsel, where much of his work focused on finance and mergers and acquisitions. Before joining Vistra, he was an attorney for Gibson, Dunn & Crutcher, LLP in Dallas and for Wildman, Harrold, Allen & Dixon in Chicago, where he gained extensive experience in M&A, finance, and general corporate advisory. Mr. Moldovan holds a bachelor’s degree in engineering from the University of Illinois, a juris doctor from Duke University School of Law, and a graduate finance certificate from Southern Methodist University Cox School of Business.

Carrie Lee Kirby Executive Vice President and Chief Administrative Officer

Ms. Kirby has served as the Executive Vice President and Chief Administrative Officer of the Company since October 3, 2016. Prior to this, Ms. Kirby was the Executive Vice President of Human Resources for the Predecessor, leading the human resources functions across the Predecessor and its subsidiaries, Luminant and TXU Energy since 2012. From 2008 to 2012, she was Vice President of Human Resources at TXU Energy, where she was originally recruited in 2006 as a Human Resources Director to support the power generation business in its construction and expansion efforts. Prior to joining TXU Energy, Ms. Kirby was Director of Human Resources at Delinea Corporation, a software services company targeting the energy industry. Before that, she was Director of Human Resources for Netrake, a startup voice-over intellectual property hardware development company. She began her career in the executive search business as a consultant for Ray & Berndtson, supporting the technology practice. In addition to her service at the Company, Ms. Kirby is chair emeritus of the board of the Teaching Trust, an education policy and leadership development organization focused on developing urban school leaders. Ms. Kirby is also a member of the Patient Advocacy Committee for Presbyterian Hospital of Dallas and sits on the executive committee of the Women’s Business Council Southwest. Ms. Kirby received both a bachelor’s degree in marketing and a Master of Business Administration from Texas Christian University.

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MANAGEMENT

Stephanie Zapata Moore Executive Vice President, General Counsel, and Chief Compliance Officer

Ms. Moore has served as the Executive Vice President and General Counsel of the Company since October 2016, and as Chief Compliance Officer since April 2019. Prior to joining the Company, Ms. Moore served as Vice President and General Counsel of Luminant, a Company subsidiary, since April 2012. Ms. Moore joined the company in November 2005 and served as Counsel and Senior Counsel in the legal department prior to being named Luminant’s General Counsel. Prior to joining the company, Ms. Moore was an associate at Gardere Wynne Sewell LLP (which has since merged with Foley & Lardner LLP) where she engaged in a corporate and securities practice from 1998 to 2005. Ms. Moore is the chair-elect of the board of directors of Girls Inc. of Metropolitan Dallas. Ms. Moore received a bachelor’s degree in English from Duke University and a law degree from William and Mary Law School.

Stephen J. Muscato Executive Vice President and President Wholesale Operations & Development

Mr. Muscato has served as Executive Vice President and President Wholesale Operations & Development since January 2023. Prior to that, he served as Chief Commercial Officer of the Company since February 2020, as Senior Vice President of Vistra Corporate Services Company since October 2016, and Chief Commercial Officer of Vistra Corporate Services Company since January 2018. Prior to joining the Company, he served as Senior Vice President and Chief Commercial Officer of Luminant since 2013, where his responsibilities included optimizing the dispatch and value of Luminant’s power generation fleet, managing the commodity (power, gas, and coal), transportation (rail), and emissions requirements for Luminant’s operating assets, and ensuring development of a distinctive point of view on commodity dynamics in critical markets and geographies. Previously, Mr. Muscato held other senior leadership positions with Luminant, including senior vice president of commercial operations, vice president of gas trading—North America, and vice president of East gas and power trading. Mr. Muscato received both bachelor’s and master’s degrees in electrical engineering from the University of Rochester. He also completed the management leadership program at Columbia Business School.

Scott A. Hudson Executive Vice President and President Vistra Retail

Mr. Hudson has served as the President Vistra Retail since February 2020 and was promoted to Executive Vice President in January 2022. In that role he oversees all of the Company’s retail electricity brands including TXU Energy, Ambit, Value Based Brands, Dynegy Energy Services, Homefield Energy, TriEagle Energy, Public Power and US Gas & Electric. Prior to that, Mr. Hudson served as the Senior Vice President of Vistra Corporate Services Company since October 3, 2016 and President of TXU Energy since March 2017. Prior to joining the Company, he served as Chief Operating Officer of TXU Energy since 2011 with responsibility for sales, marketing, product development, operations, and business technology organizations. Previously, Mr. Hudson held senior leadership positions with MBNA America, ChoicePoint, and LexisNexis and practiced as a commercial lawyer working in the energy industry for Troutman Sanders LLP. Mr. Hudson sits on the board of directors for the United Way of Metropolitan Dallas, the Dallas Regional Chamber, and the Dallas Children’s Theatre. Mr. Hudson received a bachelor’s degree in history from Yale University and a law degree from the University of North Carolina at Chapel Hill.

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MANAGEMENT

Stacey Doré Chief Strategy & Sustainability Officer, Executive Vice President of Public Affairs

Ms. Doré has served as Chief Strategy & Sustainability Officer and Executive Vice President of Public Affairs since August 2022. In this role, Ms. Doré is responsible for corporate strategy, sustainability, regulatory and government affairs, communications, and community engagement. Prior to joining Vistra, Ms. Doré most recently served as president and chief executive officer of Hunt Utility Services and Sharyland Utilities, an electric utility within the Electric Reliability Council of Texas market, from 2019 to 2021. There, she set the strategic direction of the company and led a seasoned team of professionals in developing, operating, and constructing the company’s electric transmission assets safely and reliably. Prior to that role, she was senior vice president and general counsel for publicly traded InfraREIT, Inc., an electric transmission and distribution company structured as a real estate investment trust, from 2016 to 2019. Ms. Doré originally joined Vistra’s predecessor companies in 2008 as part of the legal team where she served in several leadership roles, including executive vice president and general counsel. She began her career as an attorney at Vinson & Elkins, LLP in 1997.

Outside of her responsibilities at Vistra, Ms. Doré is a member of the board of directors for Williams, a leading energy infrastructure company with operations across the natural gas value chain, where she serves on both the audit committee and the governance and sustainability committee. She also serves as a board member and on the audit committee of Texas Women’s Foundation, serves on the board of the North Texas Chapter of the National Association of Corporate Directors, and is a member of the United Way Women of Tocqueville, the Dallas Assembly, and the International Women’s Forum, and is a graduate of the Dallas Regional Chamber’s Leadership Dallas. Ms. Doré received her juris doctor from Harvard Law School and a bachelor’s degree in journalism from University of Southwestern Louisiana.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

The objectives of our executive compensation program are to align executives’ interests and those of our stockholders in accordance with the Company’s compensation philosophy. This Compensation Discussion and Analysis (“CD&A”) describes the elements, implementation, and results of our 2022 executive compensation program.

At our 2022 Annual Meeting of Stockholders, we received over 97.4% support for our say-on-pay proposal. As a result, we believe that our stockholders recognize that our compensation philosophy reflects our commitment to pay for performance.

Compensation Philosophy

Vistra has a strong pay-for-performance compensation philosophy, which places an emphasis on “pay-at-risk”; a significant portion of our executive officers’ compensation is comprised of variable compensation. Vistra’s compensation program is intended to attract and motivate top-talent executive officers as leaders and compensate executive officers appropriately for their contribution to the attainment of Vistra’s financial, operational and strategic objectives. In addition, Vistra believes it is important to retain our top-tier talent and strongly align their interests with our stockholders by emphasizing incentive-based compensation. To achieve the goals of our compensation philosophy, Vistra believes that:

•	the overall compensation program should emphasize variable compensation elements that have a direct link to overall corporate performance and stockholder value;

•	the overall compensation program should place an increased emphasis on pay-at-risk with increased levels of responsibility;

•	the overall compensation program should attract, motivate, engage and retain top-talent executive officers to serve in key roles; and

•

an executive officer’s individual compensation level should be based upon both quantitative and qualitative performance of the executive’s area of responsibility as well as the executive officer’s individual performance.

2022 Named Executive Officers

Name	Title

James A. Burke(1)	President & Chief Executive Officer

Kristopher E. Moldovan(1)	Executive Vice President & Chief Financial Officer

Stephen J. Muscato	Executive Vice President & President Wholesale Operations and Development

Scott A. Hudson	Executive Vice President & President Vistra Retail

Stephanie Zapata Moore	Executive Vice President, General Counsel & Chief Compliance Officer

Curtis A. Morgan(2)	Former Chief Executive Officer

(1)

Mr. Burke previously served as President and Chief Financial Officer and was promoted to Chief Executive Officer, effective August 1, 2022. Mr. Moldovan previously served as Senior Vice President & Treasurer and was appointed Executive Vice President & Chief Financial Officer, effective August 1, 2022.

(2)

Mr. Morgan transitioned from his role as Chief Executive Officer on August 1, 2022. He continues to serve as a special advisor to the Chief Executive Officer and the Board through April 30, 2023 pursuant to a Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a description of the Transition and Advisory Agreement and compensation paid thereunder.

These individuals are Vistra’s named executive officers for 2022 (“Named Executive Officers” or “NEOs”)—while this Proxy Statement specifically discusses the compensation relating to Vistra’s Named Executive Officers, the practices and programs described herein generally extend more broadly across Vistra’s executive leadership team.

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COMPENSATION DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

In this section, Vistra provides highlights of our performance in 2022, reflecting factors considered by the Social Responsibility & Compensation Committee in assessing variable pay outcomes for the Named Executive Officers.

2022 Performance Highlights

Through the continued focus on and execution against our strategic priorities, we delivered a strong performance throughout 2022 and positioned Vistra for future success. Vistra’s Executive Annual Incentive Plan places the greatest weighting on a combination of (i) Adjusted EBITDA, (ii) total costs and (iii) Adjusted Free Cash Flow before Growth. Together, these metrics are designed to drive the organization’s focus on achieving business results while exercising discipline in cost decisions. As seen below, Vistra’s above-target performance in Adjusted EBITDA and Adjusted Free Cash Flow before Growth contributed to strong incentive plan payouts.

2022 EAIP Performance Summary; Select Metrics	Target	Performance	Results Achieved
Vistra Adjusted EBITDA(1) *($ m)	$2,970	$2,994	108%
Total Cost ($ m)	$3,107	$3,155	93%
Adjusted Free Cash Flow before growth(2) *($ m)	$2,140	$2,237	132%

*	See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).
(1)

Adjusted EBITDA means Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted for unrealized gains or losses from hedging activities, tax receivable agreement impacts, reorganization items, and certain other items described from time to time consistent with Vistra’s earnings releases.

(2)

Adjusted Free Cash Flow before growth means cash from operating activities excluding changes in margin deposits and working capital and adjusted for capital expenditures, including capital expenditures for growth investments, other net investment activities, and other items described from time to time consistent with Vistra’s earnings releases.

See also “2022 Business Highlights” beginning on page 2 of this Proxy Statement for additional highlights of Vistra’s strategy execution and sustainability initiatives.

Say-on-Pay Vote and Stockholder Engagement

In May 2022, Vistra’s stockholders were asked to approve, on an advisory basis, the compensation paid to Vistra’s 2021 NEOs. A substantial majority (over 97%) of the votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. The “say-on-pay” advisory vote serves as a tool to guide the Board and the Social Responsibility & Compensation Committee in ensuring alignment of Vistra’s executive compensation programs with stockholder interests. The Social Responsibility & Compensation Committee believes that these results reaffirm Vistra’s stockholders’ support of Vistra’s approach to executive compensation.

The Social Responsibility & Compensation Committee will continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and believes it is critical to maintain regular stockholder engagement, communication and transparency. Reflecting this commitment, members of our sustainability, investor relations and management teams regularly engage with stockholders and other stakeholders to discuss our sustainability strategy and initiatives, human capital management, company culture, corporate governance, and executive compensation practices in order to solicit feedback on these and a variety of other topics of interest. In advance of the 2023 Annual Meeting, our management team contacted 60% of our 10 largest stockholders, along with other stockholders with known ESG specialties, to offer meetings to discuss our strategy, corporate governance, ESG initiatives, and other matters of interest to the investors. Please refer to the page 37 of this Proxy Statement for more information regarding our stockholder and stakeholder engagement efforts.

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COMPENSATION DISCUSSION AND ANALYSIS

Emphasis on “At Risk” / Performance-Based Pay

Base salary and other fixed elements of compensation are essential to any compensation program and relevant to the recruitment and retention of top talent. However, we believe that “at risk” compensation for our most senior executives should represent a significant portion of their pay mix. Our 2022 executive compensation program reflects this philosophy. For 2022, 85% of our CEO’s total compensation and, on average, 81% of our other Named Executive Officers’ total compensation (i.e., base salary, short-term incentives and long-term incentives) was “at risk” compensation directly contingent on performance. Actual short-term incentives (i.e., annual bonus) and long-term incentive awards are subject to the achievement of pre-established performance targets and designed to link directly to enhanced stockholder value.

Base Salary	Annual Bonus Plan	Performance-Based RSUs (PSUs)	Time-Based RSUs
Short-Term Element		Long-Term Element
Not at risk	Performance-Based (at risk)		Value Based on Stock Price (at risk)

The following charts illustrate the 2022 pay mix for our CEO and the average pay mix for the other Named Executive Officers. Additional detail regarding the 2022 compensation of our Named Executive Officers is provided in the Summary Compensation Table and throughout this CD&A.

2022 Named Executive Officer Compensation Overview *

Chief Executive Officer(1) Annualized 2022 Pay Mix	Average Other Named Executive Officers(2) Annualized 2022 Pay Mix

*	Please see “Summary Compensation Table—2022” beginning on page 62 for details regarding the 2022 compensation of the Named Executive Officers.
(1)	Reflects Pay Mix for current Chief Executive Officer, Mr. Burke, based on annualized base salary, actual EAIP payout, and target LTI award in 2022.
(2)	Reflects Pay Mix for Other NEOs, excluding Messrs. Burke and Morgan, based on annualized base salary, actual EAIP payout, and target LTI award in 2022.

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COMPENSATION DISCUSSION AND ANALYSIS

CORPORATE GOVERNANCE PRACTICES

In this section, Vistra provides details of its corporate governance framework, procedures and practices as they relate to Named Executive Officer compensation.

Role of the Social Responsibility & Compensation Committee

Vistra’s Social Responsibility & Compensation Committee is currently comprised of four independent directors— Lisa Crutchfield (Chair), Gavin Baiera, Jeff Hunter, and Julie Lagacy—whose primary responsibilities are to, among other things:

•	Determine and oversee the compensation philosophy, objectives, and program of Vistra, including making recommendations to the Board with respect to the adoption, amendment or termination of compensation and benefits plans, arrangements, policies and practices;

•	Evaluate the performance of Vistra’s executive officers;

•	Approve compensation of Vistra’s executive officers (other than the CEO) based on those evaluations, together with the CEO’s recommendations

•	Recommend CEO compensation to the full Board for approval;

•	Oversee succession planning process;

•	Oversee and monitor the Company’s culture and core principles;

•	Oversee and monitor the Company’s human capital management strategy and initiatives;

•	Oversee and provide input on DEI efforts in coordination with management and Chief Diversity Officer; and

•	Review the Company’s corporate citizenship strategy and practices.

Governance Structure

The Social Responsibility & Compensation Committee’s charter can be found on Vistra’s website at: www.vistracorp.com/corporate-governance

Advisors to the Social Responsibility & Compensation Committee

The Social Responsibility & Compensation Committee has the sole authority to approve the fees, terms and engagement of each independent compensation consultant. During 2022, the Social Responsibility & Compensation Committee approved the continued engagement of Mercer (the “Compensation Consultant”) to provide advisory services to Vistra and the Social Responsibility & Compensation Committee on various aspects of Vistra’s executive compensation practices, including, but not limited to, the development of the compensation structure. For fiscal year 2022, the aggregate fees paid to the Compensation Consultant for executive compensation services totaled approximately $364,000. In addition, management of the Company directly engages affiliates of Mercer to provide other services outside of executive compensation. For fiscal year 2022, the Company paid to affiliates of the Compensation Consultant approximately $10.1 million for insurance brokerage-related services performed for the Company. These affiliates are separate from the entity that provides compensation consulting services to the Company.

For 2022, the Social Responsibility & Compensation Committee discussed the independence of the Compensation Consultant and whether its relationship with the Social Responsibility & Compensation Committee created a conflict of

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COMPENSATION DISCUSSION AND ANALYSIS

interest. In doing so, the Social Responsibility & Compensation Committee considered each of the factors set forth in Rule 10C-1(b)(4) under the Exchange Act and NYSE rules. As part of its review, the Social Responsibility & Compensation Committee received a letter from the Compensation Consultant that discussed its independence and provided relevant disclosure regarding the Exchange Act and NYSE factors. In accordance with its charter, the Social Responsibility & Compensation Committee determined that the Compensation Consultant is sufficiently independent to appropriately advise the Social Responsibility & Compensation Committee on compensation matters and that its relationship with the Compensation Consultant does not give rise to any conflict of interest.

Executive Compensation Best Practices

We Do...	We Do Not...

✓  Pay for Performance using a compensation structure that includes performance-based EAIP and long-term incentive plan awards that are aligned with stockholder interests

✓  Provide long-term incentive plan awards that are at-risk and performance-based and include Performance Stock Units with a multi-year performance period

✓  Engage in a rigorous process to establish total direct compensation and its components, including reviewing market and survey data sourced from our peer group of companies and our industry

✓  Have change in control benefits that are subject to “double trigger” provisions, requiring both the occurrence of a change in control event and a qualifying termination (e.g., involuntary termination without cause or resignation for good reason)

✓  Maintain stock ownership requirements for our CEO and other NEOs that require attainment of ownership levels before equity transactions can occur

✓  Have a clawback mechanism in place

✓  Have an independent compensation consultant that reports directly to the Social Responsibility & Compensation Committee

✓  Conduct an annual risk assessment to ensure that the structure and design of our compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

✓  Listen to stockholders by holding an advisory vote on executive compensation annually and taking the results of such vote into account when setting and reviewing our compensation practices and policies. We have had very positive results from our advisory vote on executive compensation each year the vote has been held

✓  Conduct stockholder outreach efforts to discuss topics of interest, including our executive compensation programs

×   Offer supplemental executive retirement plan benefits

×   Engage in option backdating or re-pricing

×   Permit hedging or pledging of our Common Stock by directors or officers without General Counsel approval

×   Encourage excessive risk or inappropriate risk taking through our incentive programs

×   Guarantee annual bonuses

×   Provide any material perquisites to executives, other than reimbursement for relocation expenses, executive physicals, and financial planning and tax advice

×   Provide excise tax gross-ups upon a change in control

×   Provide loans from the Company to any executives or directors

×   Permit liberal share counting or “recycling” of shares

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Elements

In 2022, Vistra utilized the following elements of compensation to achieve our compensation objectives:

Compensation Element	Summary and Linkage to Philosophy
Base Salary	• A fixed element of compensation to provide a stable source of income • Provides market competitive compensation to attract and retain talent
Annual Incentive (EAIP)

•  A cash-based award that encourages executives to focus on specific corporate, business unit and individual performance goals

•  Earned only if threshold financial, operational and/or strategic objectives are met

Restricted Stock Units (Time-Based Awards)	• Rewards long-term stockholder value creation • Enhances executive stock ownership and promotes retention
Performance Stock Units (Performance-Based Awards)	• Rewards long-term stockholder value creation and encourages executives to focus on long-term performance goals • Emphasizes long-term view with three-year horizon
Benefits	• Keeps program competitive and provides protection for executives
Perquisites	• Perquisites are limited in amount and use

Compensation Determination Process

Use of Market Data

Vistra establishes target compensation levels that are consistent with market practice and internal equity considerations (including position, responsibility and contribution) relative to base salaries, annual incentives and long-term incentives, as well as with the Social Responsibility & Compensation Committee’s assessment of the appropriate pay mix for a particular position. In order to gauge the competitiveness of our compensation programs, Vistra reviews compensation practices and pay opportunities through the use of survey data for the general industry and energy services industry, including but not limited to independent power producers and utilities as well as data from a selection of our publicly traded peer companies used as the compensation peer group. Vistra attempts to position itself to attract and retain qualified senior executives in the face of competitive pressures in our relevant labor markets.

Specifically, during 2022, Vistra used survey data and information regarding the pay practices of the energy services industry and general industry companies provided by our Compensation Consultant, regressed to Vistra’s revenue size. Vistra believes that revenue is an appropriate indicator of the size and complexity of an organization, which should be one of the considerations in determining compensation levels. The compensation data resulting from this analysis was a significant factor considered by the Social Responsibility & Compensation Committee with respect to its executive compensation decisions for the Named Executive Officers.

During 2022, Vistra utilized the company-specific data from the compensation peer group as an additional reference point when determining executive compensation, pay practices, pay magnitude, and pay evaluation. This peer group consisted of a select group of companies that the Social Responsibility & Compensation Committee believes are representative of the industry, revenue size, and talent market in which Vistra competes. Consistent with 2021, Vistra’s compensation peer group consisted of the following companies for 2022:

The AES Corporation	Entergy Corporation	Exelon Corporation

NRG Energy, Inc.	Public Service Enterprise Group Incorporated	UGI Corporation

The Social Responsibility & Compensation Committee does not target any particular level of total compensation or individual component of compensation against the peer group or relevant survey data; rather, the Social Responsibility & Compensation Committee considers the range of total compensation provided by Vistra’s peers, together with information from published surveys, in determining the appropriate mix and level of total compensation for our executives.

2023 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Compensation of the CEO

In determining the compensation of the CEO, the Social Responsibility & Compensation Committee annually follows a thorough and detailed process. At the end of each year, the Chair of the Social Responsibility & Compensation Committee requests a formal written assessment of CEO performance from the remainder of the Board. The Social Responsibility & Compensation Committee reviews a summary of these assessments, prepared by the Chief Administrative Officer, along with a report from the CEO outlining performance against objectives, and the performance of Vistra’s businesses. In addition, the Social Responsibility & Compensation Committee meets—with and without the CEO—to evaluate and discuss the CEO’s performance and the performance of Vistra’s businesses.

The Social Responsibility & Compensation Committee balances multiple factors in determining its recommendation for the CEO’s compensation, including ensuring that a substantial portion of the CEO’s compensation is directly linked to his performance and the performance of Vistra’s businesses and is strongly aligned with stockholders’ interests, and that his compensation is competitive with compensation paid to similarly performing executive officers with similar responsibilities in companies in our compensation peer group, and against the compensation survey data provided by the Compensation Consultant.

The Social Responsibility & Compensation Committee recommends compensation for the CEO to the full Board for consideration and approval. The full Board has a fulsome discussion with the Social Responsibility & Compensation Committee regarding the recommendation and supporting data.

Compensation of Other Named Executive Officers

In determining the compensation of each of Vistra’s Named Executive Officers (other than the CEO), the Social Responsibility & Compensation Committee seeks the input of the CEO. At the end of each year, the CEO reviews a self-assessment prepared by each Named Executive Officer and assesses the Named Executive Officer’s performance against the relevant business unit (or area of responsibility) and individual goals and objectives. The CEO reviews these assessments with the Social Responsibility & Compensation Committee and makes recommendations for the compensation of the Named Executive Officers. With that context, the Social Responsibility & Compensation Committee determines and approves the compensation for each Named Executive Officer.

Role of the Compensation Consultant

To add rigor to the Social Responsibility & Compensation Committee process, the Compensation Consultant provides the Social Responsibility & Compensation Committee with an update on trends and forward-looking trends for discussion. In 2022, the Compensation Consultant also provided the Social Responsibility & Compensation Committee with survey market data and peer analysis, which the Social Responsibility & Compensation Committee referenced when determining compensation for executive officers. The Social Responsibility & Compensation Committee authorized the Compensation Consultant to interact with Vistra’s management, as needed, on behalf of the Social Responsibility & Compensation Committee.

2022 COMPENSATION OVERVIEW

Base Salary

Vistra believes that base salary should reflect the scope and complexity of each executive officer’s position and the level of responsibility required to perform his or her job. It also believes that a competitive level of base salary is required to attract, motivate and retain qualified talent. Vistra seeks to ensure our cash compensation is competitive and sufficient to incentivize executive officers to remain with Vistra, recognizing our high-performance expectations across a broad set of operational, financial, customer service and community-oriented goals and objectives.

The Social Responsibility & Compensation Committee regularly reviews base salaries and annually engages its independent compensation consultant to conduct analyses to ensure the base salaries are market-competitive, while also serving as an effective retention tool. The Social Responsibility & Compensation Committee may also review an executive officer’s base salary from time to time during a year, including if the executive officer is given a promotion or if his or her responsibilities are significantly modified.

50	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

As set forth in the employment agreements with Messrs. Burke, Moldovan, Hudson and Muscato and Ms. Moore, which are described under “Employment Arrangements and Severance Benefits” on page 59, the Social Responsibility & Compensation Committee may consider adjustments to base salaries for any of the Named Executive Officers at any time based on updated market data, updated roles and responsibilities and the Chief Executive Officer’s recommendation. The Social Responsibility & Compensation Committee may change base salaries for any of the NEOs, subject to Board approval to change the base salary for the Chief Executive Officer.

Effective August 1, 2022, the Social Responsibility & Compensation Committee approved compensation for Mr. Moldovan in connection with his appointment as Chief Financial Officer and recommended compensation for Mr. Burke in connection with his appointment as Chief Executive Officer, which was approved by the Board. The 2022 base salary for each Named Executive Officer is reflected in the table below.

Name	2022 Base Salary
James A. Burke President & Chief Executive Officer(1)	$1,200,000
Kristopher E. Moldovan EVP & Chief Financial Officer(1)	$615,000
Stephen J. Muscato EVP & President Wholesale Operations and Development	$634,400
Scott A. Hudson EVP & President Vistra Retail	$609,000
Stephanie Zapata Moore EVP, General Counsel & Chief Compliance Officer	$551,250
Curtis A. Morgan Former Chief Executive Officer(2)	$1,350,000

(1)	Reflects 2022 base salary effective as of August 1, 2022.
(2)

Reflects 2022 base salary until Mr. Morgan’s transition from his role as Chief Executive Officer on August 1, 2022. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a description of the Transition and Advisory Agreement and compensation paid thereunder.

Annual Incentive Plan

Summary

The EAIP provides an annual performance-based cash bonus for the successful attainment of certain financial and operational performance targets that are established annually by the Social Responsibility & Compensation Committee. Under the terms of the EAIP, performance against these targets, which are set at challenging levels to incentivize exceptional performance (while at the same time balancing the needs for safety and investment in Vistra’s business), drives bonus funding.

Performance Framework

As a general matter, target-level performance is based on Vistra’s Board-approved financial and operational plan (the Financial Plan) for each upcoming year. The Social Responsibility & Compensation Committee sets high expectations for Vistra’s executive officers and therefore annually selects a target performance level that constitutes above average performance for the business based on the Financial Plan. Threshold and superior levels are for performance levels that are below or above Financial Plan-based expectations, respectively. Based on the level of attainment of these performance targets, an aggregate EAIP funding percentage amount for all participants is determined.

2023 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

Target Opportunity (as a % of Salary)

Target cash bonus awards are set for each Named Executive Officer as a percentage of his or her base salary. Performance payouts on financial metrics are equal to, for any particular metric, 100% if the target level is achieved, 50% if the threshold level is achieved and 200% if the superior level is achieved. Actual performance payouts are interpolated on a linear basis for performance falling between the specified performance levels, with a maximum performance payout for any particular metric being equal to 200%. The sum of these results determines the corporate performance payout percentage, which is then adjusted by an individual performance modifier as described below.

Name	2022 EAIP Target %(1)
James A. Burke President & Chief Executive Officer	125%
Kristopher E. Moldovan EVP & Chief Financial Officer	80%
Stephen J. Muscato EVP & President Wholesale Operations and Development	100%
Scott A. Hudson EVP & President Vistra Retail	90%
Stephanie Zapata Moore EVP, General Counsel & Chief Compliance Officer	75%
Curtis A. Morgan(2) Former Chief Executive Officer	135%

(1)

Described as a percentage of base salary. Targets for Messrs. Burke and Moldovan were approved in connection with their appointments as Chief Executive Officer and Chief Financial Officer, respectively.

(2)	Payment of Mr. Morgan’s EAIP is subject to the terms of the Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement.”

Setting of Financial and Operational Performance Targets for 2022

Consistent with its annual practice, the Social Responsibility & Compensation Committee conducted a robust process of evaluating the scorecard metrics for the 2022 EAIP to ensure executives are effectively incentivized across all key aspects of the business.

The Social Responsibility & Compensation Committee approved scorecard metrics for the 2022 EAIP in December of 2021. The majority of our metrics are focused on financial parameters that align with stockholder value: Adjusted EBITDA, Total Costs, and Adjusted FCF. The targets for Adjusted EBITDA and Adjusted FCFbG were set consistent with the midpoint of Vistra’s 2022 guidance, which was issued in November 2021. In addition to these financial metrics, the Social Responsibility & Compensation Committee set goals to ensure that the management team was continuing to drive the performance of each of the key business units, Generation and Retail. The metrics comprising the Generation Operating Index consist of core processes that lead to consistent and safe operations while also driving the Generation portion of the Vistra financial metrics. The metrics comprising the Retail Operating Index focus on core customer operations that drive both high customer satisfaction and high performance of the Retail portion of the Vistra financial metrics. To align management’s compensation with the Company’s important ESG and DEI goals, the metrics comprising the ESG Index measures: GHG emissions reduction targets tracking to achieve 60% reduction by 2030 and net-zero by 2050; GHG-related advocacy efforts; DEI initiatives, including the implementation of various DEI programs, training and reporting enhancements, and updated recruiting efforts; and supplier diversity expansion. In addition, the Social Responsibility & Compensation Committee approved a new development & construction index to align with the Company’s strategic focus on the growth of its Vistra Zero portfolio.

52	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following table provides a summary (including relevant weighting) of the actual results and payout levels for the 2022 scorecard under the EAIP for Vistra, including the Named Executive Officers:

Named Executive Officer Vistra Scorecard Metrics	Weight	Target	Performance	Results Achieved	Weighted Average Funding

Vistra Adjusted EBITDA(1) *($ m)	25%	$2,970	$2,994	108%	27%

Total Cost ($ m)	10%	$3,107	$3,155	93%	9%

Adjusted Free Cash Flow before growth(2) *($ m)	25%	$2,140	$2,237	132%	33%

Generation Operating Index (%)	10%	100%	159%	159%	16%

Retail Operating Index (%)	10%	100%	142%	142%	14%

Development & Construction Index	10%	100%	91%	91%	9%

ESG Index (%)	10%	100%	100%	100%	10%

Total	100%				119%

*	See Annex A for a reconciliation of non-GAAP financial measures to the most comparable GAAP measure (as defined in Annex A).
(1)

Adjusted EBITDA means Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted for unrealized gains or losses from hedging activities, tax receivable agreement impacts, reorganization items, and certain other items described from time to time consistent with Vistra’s earnings releases.

(2)

Adjusted Free Cash Flow before growth means cash from operating activities excluding changes in margin deposits and working capital and adjusted for capital expenditures, including capital expenditures for growth investments, other net investment activities, and other items described from time to time consistent with Vistra’s earnings releases.

Individual Performance Highlights

After determining and approving the corporate performance payout percentages based on actual Company performance against the applicable performance metrics under the EAIP, the Social Responsibility & Compensation Committee and the CEO review the performance of each of Vistra’s executive officers on an individual and comparative basis. Based on this review, which includes an analysis of both objective and subjective criteria, as determined by the Social Responsibility & Compensation Committee in its sole discretion, including the CEO’s recommendations (with respect to all executive officers other than himself), the Social Responsibility & Compensation Committee approves an individual performance modifier for each executive officer. The individual performance modifier is determined on a basis independent of the corporate performance payout calculations.

In accordance with the terms of the EAIP, the individual performance modifier can range from an “exceeds expectation” rating (111-150%) to a “needs improvement” rating (0-50%). To calculate an executive officer’s final annual cash incentive bonus, the corporate performance payout percentages are multiplied by the executive officer’s target incentive amount, which is computed as a percentage of annualized base salary, and then further multiplied by the executive officer’s individual performance modifier, with the maximum bonus opportunity subject to the aggregate cap of 200% of such executive officer’s target bonus under the employment agreements.

Additionally, certain executives, including the Named Executive Officers, were subject to an “executive limiter” in which the EAIP is capped at 50% of each executive’s target bonus if Vistra’s Adjusted EBITDA did not meet the Adjusted EBITDA threshold performance level. In the event that such Adjusted EBITDA threshold performance level is not met, the Board has complete discretion on any final annual cash incentive bonus paid to such executives. The Social Responsibility & Compensation Committee evaluated the Company’s performance against the Adjusted EBITDA target approved in the scorecard to determine whether the executive limiter was triggered. In 2022, because Vistra’s Adjusted EBITDA exceeded the threshold performance level based on the scorecard, no “executive limiter” was applicable.

Actual Awards

The Social Responsibility & Compensation Committee and the Board (as applicable) have now certified financial results for 2022 and approved the individual performance modifiers for all Named Executive Officers, and they were paid their approved bonuses in March 2023. Based on its review of the results of 2022 performance, the Social Responsibility & Compensation Committee made no adjustments to the 2022 actual performance outcomes. The discussion below highlights key factors of each NEO’s individual performance used in determining the individual performance ratings.

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COMPENSATION DISCUSSION AND ANALYSIS

Mr. Burke, who assumed the role of President & Chief Executive Officer in August 2022, provided strong leadership in 2022, both as the newly appointed CEO, but also with his knowledge and experience from his role as the Chief Financial Officer. Mr. Burke led the team through an effective CEO and CFO transition, including completing the CFO search resulting in Kris Moldovan’s appointment, while also adding a key role of Chief Strategy Officer and EVP of Public Affairs with the hiring of Stacey Doré. Throughout the year, Mr. Burke led the team through challenges such as Winter Storm Elliott, lower winter prices in Texas and fuel constraints. In addition, the customer focus in the retail business mitigated inflation impacts and led to customer growth in the Texas market. Furthermore, the business established a multi-year comprehensive hedging approach and provided a longer-term earnings profile for our investors. Finally, the team exhibited very strong safety performance across the fleet. The team remained agile and rallied to a strong financial performance. As a result of Mr. Burke’s strong performance as CFO and CEO, the Board of Directors approved an above target EAIP payment for 2022.

Mr. Moldovan was promoted from SVP, Treasurer to Executive Vice President & Chief Financial Officer in August 2022. As treasurer, Mr. Moldovan successfully managed the Company’s liquidity through significant volatility in the commodity markets, including executing substantial liquidity facilities to support our comprehensive hedging strategy. Mr. Moldovan executed the Company’s critical capital allocation strategy in both his roles as Treasurer and CFO. Mr. Moldovan took on increasing investor interfaces throughout the year and supported the analysis of the Inflation Reduction Act of 2022 that led to several key strategic decisions. As CFO, Mr. Moldovan has led a successful transition and is continuing to develop the talent in the financial organization. As a result of Mr. Moldovan’s strong performance as Treasurer and CFO, the Social Responsibility & Compensation Committee approved an above target EAIP payment for 2022.

Mr. Muscato, EVP and President, Wholesale Operations and Development, contributed greatly to Vistra’s success in 2022. Mr. Muscato led his team through significant volatility in commodity markets as well as three weather events in 2022 and the development of a comprehensive hedging strategy. He was integral in getting the Moss Landing facility up and running and integrated back into the asset management process. He also managed through fuel uncertainty with minimal impact and was able to lead the development team as they continue to evolve the Illinois projects. For these and other reasons, the Social Responsibility & Compensation Committee approved an above target EAIP payment for 2022.

Mr. Hudson, EVP & President Vistra Retail, led the retail organization to an outstanding year. The team beat their financial targets while facing price pressures in many markets. Numerous creative and new retail products were successful in 2022 as well. Mr. Hudson led his team through challenging exits in northeast markets where regulatory frameworks remain challenging. For these and other reasons, the Social Responsibility & Compensation Committee approved an above target EAIP payment for 2022.

Ms. Moore, EVP General Counsel & Chief Compliance Officer, led her organization to a strong year in 2022. First and foremost, the safety program was executed very well with one of the strongest safety years in recent memory. The team also had success with the Company’s strategy in response to the Environmental Protection Agency’s coal combustion residuals rule and in supporting the Moss Landing recovery. For these and other reasons, the Social Responsibility & Compensation Committee approved an above target EAIP payment for 2022.

Mr. Morgan transitioned from the Company effective August 1, 2022. Pursuant to his Transition and Advisory Agreement, his EAIP will be calculated based on his target bonus and actual Company performance. Mr. Morgan’s EAIP is not subject to the individual performance modifier.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below provides a summary of the 2022 performance-based cash bonus for each NEO under the EAIP, applying the corporate performance payout percentage and each NEO’s respective individual performance modifier.

Name	2022 Target (% of salary)	2022 Target Award ($ Value)(1)	2022 Actual Award ($)
James A. Burke	125%	$1,145,808	$1,453,551
Kristopher E. Moldovan	80%	$ 305,359	$387,373
Stephen J. Muscato	100%	$ 630,924	$800,378
Scott A. Hudson	90%	$ 544,382	$690,592
Stephanie Zapata Moore	75%	$ 410,633	$520,921
Curtis A. Morgan(2)	135%	$1,812,884	$2,149,337

(1)

Value of target award based on 2022 salary, as pro-rated for annual adjustments, including base salary increases for Messrs. Burke and Moldovan in connection with their promotions effective August 1, 2022.

(2)

See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a discussion of the treatment of Mr. Morgan’s EAIP pursuant to the Transition and Advisory Agreement.

Long-Term Incentive

Equity awards made under the 2016 Incentive Plan are intended to serve as a retention and motivational tool and align the interests of Vistra’s executive officers with the interests of Vistra’s stockholders. Targeted grant values are determined based on an evaluation of internal pay equity, and compensation levels for comparable positions among peer companies, the energy services industry and general industry. Award values are benchmarked against overall market data and proxy data from Vistra’s peer group.

In February 2022, the Compensation Consultant evaluated the long-term incentive program for executive officers, and the Social Responsibility & Compensation Committee approved a 2022 LTI program, consistent with the 2021 LTI program design, consisting of a targeted mix of 50% RSUs and 50% PSUs for Named Executive Officers. In addition, in connection with Mr. Burke’s promotion to Chief Executive Officer, the Board approved an additional grant of equity compensation consisting of 37.5% RSUs and 62.5% PSUs. The PSUs have a single performance metric of Adjusted FCFbG per share with a Relative Total Stockholder Return (“TSR”) modifier (plus/minus 25% percent for upper/lower quartile performance relative to the S&P 500 index constituents), with a three-year performance period (2022-2024) for both financial and Relative TSR metrics. Based on its review with the Compensation Consultant, the Social Responsibility & Compensation Committee believes these metrics appropriately align and incentivize Vistra’s management team’s focus on long-term stockholder value creation in support of its capital allocation priorities.

LTI Awards Granted in 2022

Name	Total Target Value(1)
James A. Burke	$5,500,000	(2)
Kristopher E. Moldovan	$1,400,000	(3)
Stephen J. Muscato	$3,000,000
Scott A. Hudson	$2,000,000
Stephanie Zapata Moore	$1,300,000
Curtis A. Morgan(4)	$7,300,000

(1)	Reflects annual LTI awards approved by the Social Responsibility & Compensation Committee in February 2022.
(2)

Amount includes an additional grant of $1,250,000 in PSUs (which will vest based on the Company’s achievement of the performance goals set by the Board for the three-year period commencing in 2022 and concluding in 2024, consistent with the other PSUs granted in 2022) and $750,000 in RSUs (which vest ratably over three years) approved in connection with Mr. Burke’s promotion to Chief Executive Officer on August 1, 2022. See “Compensation Policies and Practices—Benefits and Perquisites—Employment Arrangements and Severance Benefits.”

(3)

Amount includes an additional grant of $1,000,000 in RSUs (which vest ratably over three years) approved in connection with Mr. Moldovan’s promotion to Chief Financial Officer on August 1, 2022. See “Compensation Policies and Practices—Benefits and Perquisites—Employment Arrangements and Severance Benefits.”

(4)

See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a discussion of treatment of Mr. Morgan’s outstanding equity awards pursuant to the Transition and Advisory Agreement.

2023 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Units (50% of Equity Grants)

For 2022, 50% of the targeted equity value for the annual LTI awards was granted in the form of PSUs. The number of target PSUs awarded to each executive in 2022 was determined by dividing the targeted PSU value for each executive by the closing price of the Common Stock on the trading day immediately prior to the date of grant as reported on the NYSE.

For the 2022 PSU grants, the Social Responsibility & Compensation Committee approved the following performance metrics and weightings for the 2022-2024 performance period:

Performance Stock Units Metrics Summary	Weight
Adjusted FCFbG (per share)	100%
Relative TSR Modifier(1)	+/- 25%

(1)	Based on Vistra stock performance relative to S&P 500 index constituents.

The 2022 PSUs will vest on February 24, 2025 and are settled in shares of Common Stock based on the certification of the results of the performance metrics following the performance period. The overall maximum payout cap for each NEO (including the effects of the Relative TSR Modifier) is 200% of his or her target PSU award based on actual performance against the target levels set by the Social Responsibility & Compensation Committee. If Vistra’s Absolute TSR is negative for the three-year performance period, payouts will be capped at 100% of the target number of PSUs granted regardless of actual performance.

Restricted Stock Units (50% of Equity Grants)

For 2022, 50% of the targeted equity value for the annual LTI awards was granted in the form of RSUs that vest ratably over a three-year period to promote long-term executive retention and alignment with stockholders. Each RSU represents the right to receive one share of Common Stock as of the vesting date for the award. The number of RSUs awarded to each executive in 2022 was determined by dividing the targeted RSU value for each executive by the closing price of the Common Stock on the trading day immediately prior to the date of grant as reported on the NYSE.

2022 Equity Awards

The values included in the following table reflect the total value of long-term incentive awards and the number of restricted stock units and performance stock units granted to each Named Executive Officer in 2022.

Name	Target Value of 2022 Long-Term Incentive Award(1)	Number of Restricted Stock Units	Number of Performance Stock Units
James A. Burke	$5,500,000	113,107	132,449
Kristopher E. Moldovan	$1,400,000	51,177	6,727
Stephen J. Muscato	$3,000,000	72,080	72,080
Scott A. Hudson	$2,000,000	48,053	48,053
Stephanie Zapata Moore	$1,300,000	31,234	31,234
Curtis A. Morgan(2)	$7,300,000	175,396	175,396

(1)

Reflects annual LTI awards approved by the Social Responsibility & Compensation Committee in February 2022. For Mr. Burke, amount includes an additional grant of $1,250,000 in PSUs (which will vest based on the Company’s achievement of the performance goals set by the Board for the three-year period commencing in 2022 and concluding in 2024, consistent with the other PSUs granted in 2022) and $750,000 in RSUs (which vest ratably over three years) approved in connection with Mr. Burke’s promotion to Chief Executive Officer on August 1, 2022. For Mr. Moldovan, amount includes an additional grant of $1,000,000 in RSUs (which vest ratably over three years) approved in connection with Mr. Moldovan’s promotion to Chief Financial Officer on August 1, 2022. See “Compensation Policies and Practices—Benefits and Perquisites—Employment Arrangements and Severance Benefits.”

(2)

See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a discussion of treatment of Mr. Morgan’s outstanding equity awards pursuant to the Transition and Advisory Agreement.

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COMPENSATION DISCUSSION AND ANALYSIS

2020 PSU Results

In February 2023, the Social Responsibility & Compensation Committee evaluated the results of 2022 performance, the final year in the 2020-2022 measurement period for the PSUs granted in 2020. Adjusted EBITDA performance targets were set each year consistent with the Company’s annual budget plan, and PSU performance results are measured on a cumulative basis. Notably, the Company slightly exceeded target performance in 2022, and achieved superior performance (200% of target) in 2020. However, due to the impact of Winter Storm Uri in 2021, Adjusted EBITDA results were 3.6% short of meeting threshold performance and 10% short of meeting target performance, resulting in a 0% final performance payout for the Adjusted EBITDA scorecard metric. TSR is measured cumulatively over a three-year period, and the Company achieved the 33rd percentile over the three-year period.

Based on this review, the Social Responsibility & Compensation Committee made no adjustments to the actual performance outcomes and certified the performance results of the 2020 PSUs for the Named Executive Officers as set forth below.

2020 PSUs Scorecard Metrics	Weight	Target	Performance(1)	Results Achieved Versus Target	Performance Payout (%)
Vistra Adjusted EBITDA ($ m)	50%	$9,525	$8,587	0%	0%
Total Shareholder Return(2) (percentile)	50%	50%	33%	66%	33%

Total	100%				33%

(1)	Reflects the cumulative performance for the three-year performance period of 2020-2022, with final results reviewed and certified by the Social Responsibility & Compensation Committee.
(2)	Total Shareholder Return measured relative to S&P 500 index.

The following table sets forth the final number of 2020 PSUs earned by each Named Executive Officer, which is determined by multiplying the original target award for such Named Executive Officer by the cumulative payout performance percentage. The 2020 PSUs vested on February 25, 2023 and were settled in shares of Common Stock.

Name	Target Award for 2020 PSUs	Final Number of PSUs Earned
James A. Burke	48,955	16,155
Kristopher E. Moldovan	5,429	1,791
Stephen J. Muscato	41,122	13,570
Scott A. Hudson	27,415	9,046
Stephanie Zapata Moore	19,582	6,462
Curtis A. Morgan	123,368	40,711

COMPENSATION POLICIES AND PRACTICES

Stock Ownership Guidelines

The Social Responsibility & Compensation Committee has adopted stock ownership guidelines for our directors and executive officers. We believe that a significant ownership stake by directors and executive officers leads to a stronger alignment of interests between directors, executive officers and stockholders and supports our corporate governance focus. As of December 31, 2022, each of our Named Executive Officers and non-employee directors has either met or is on track to achieve these ownership guidelines within the five-year compliance period. The required level of stock ownership is determined by the number of shares of Common Stock equal in value to the following multiples:

Title	Ownership Level
President and Chief Executive Officer	5 times base salary
Executive Vice Presidents	3 times base salary
Non-employee directors	5 times annual cash retainer

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COMPENSATION DISCUSSION AND ANALYSIS

For purposes of calculating compliance with the stock ownership requirements, ownership includes shares of Common Stock beneficially owned directly or indirectly and unvested RSUs. Unvested PSUs and stock options (whether vested or unvested) are not counted toward the ownership requirement. Directors and executive officers have five years after becoming subject to the stock ownership requirements to achieve compliance. Until the ownership requirement is met, each director and executive officer is expected to retain any shares of stock acquired with the exercise of options or upon the vesting of other equity awards, net of funds necessary to pay the exercise price of stock options and for payment of applicable taxes. At the end of the five-year period, if any executive officer fails to attain the required level of common stock ownership, action may be taken, in the discretion of the Social Responsibility & Compensation Committee considering all factors it deems relevant, including awarding annual incentive cash bonuses in the form of restricted shares or requiring an executive officer to refrain from disposing of any vested equity awards and shares realized from any option exercise.

Compensation Risk Analysis

The Company’s management team annually conducts an internal risk review and assessment process relative to general compensation plan risk factors (or the potential for unintended consequences), which is reviewed by the Compensation Consultant. The assessment of our compensation policies and practices includes, among other things, a review of:

•	our overall compensation structure;

•	the overall mix of compensation vehicles, including target and maximum compensation with respect to each plan;

•	the structure of the incentive plans;

•	other company pay plans;

•	the mix of cash and equity payouts at various compensation levels;

•	the performance time horizons used by our plans;

•	the use of multiple financial and operational performance metrics that are readily monitored and reviewed;

•	the incorporation of both operational and financial goals and individual performance modifiers;

•	the inclusion of maximum caps and other plan-based mitigants on the amount of our awards;

•	the risk of earnings manipulation posed by the incentive structure;

•	the extent to which the Named Executive Officer pay program rewards short-term decisions at the risk of long-term performance;

•	governance for oversight of program design and administration; and

•

multiple levels of review and approval of awards (including approval of the Social Responsibility & Compensation Committee with respect to awards to executive officers and awards to other employees that exceed monetary thresholds).

The Company also generally considered other compensation policies (such as clawback and anti-hedging policies), other compensation plans relating to severance and change-in-control benefits, and compensation governance.

Following their assessment, our management team prepares a report, which is provided to the Social Responsibility & Compensation Committee for review. The Social Responsibility & Compensation Committee reviews the report, which is also made available to the full Board. For 2022, we concluded that there were no material issues regarding our executive pay programs, and that the design of the Company’s incentive pay plans has, overall, a low-risk profile. Based on the foregoing, the Social Responsibility & Compensation Committee and the Company’s management concluded that the risks arising from our overall compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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COMPENSATION DISCUSSION AND ANALYSIS

Benefits and Perquisites

Benefits

Vistra’s executive officers generally have the opportunity to participate in certain of Vistra’s broad-based employee compensation plans, including Vistra’s Thrift (401(k)) Plan (the “Thrift Plan”), and health and welfare plans. Please refer to the footnotes to the Summary Compensation Table below.

Perquisites

Vistra provided our executives with financial planning and executive physicals during 2022.

Employment Arrangements and Severance Benefits

Vistra has entered into employment agreements with Messrs. Burke, Moldovan, Muscato, and Hudson and Ms. Moore. The employment agreement with Mr. Morgan, our former Chief Executive Officer, was terminated in connection with his transition from the Company, at which time a transition and advisory agreement became effective with respect to Mr. Morgan’s continued advisory services for Vistra. See “—Transition and Advisory Agreement” below. The employment agreement with Mr. Burke was amended and restated in connection with his promotion to President and Chief Executive Officer of the Company effective August 1, 2022.

Each of the employment agreements provides that certain payments and benefits will be paid upon the expiration of the agreement or an earlier termination of the Named Executive Officer’s employment under various circumstances, including a termination without cause, a resignation for good reason and a qualifying termination of employment within a fixed period of time following a change in control of Vistra.

The change in control severance benefits for the Named Executive Officers are “double trigger” benefits, requiring both (i) change in control of Vistra and (ii) a qualifying termination of employment before any applicable Named Executive Officer is entitled to receive any change in control severance payment.

Vistra believes that these provisions are important in order to attract, motivate and retain the caliber of executive officers that our business requires and provide incentive for our executive officers to fully consider potential changes that are in Vistra’s and our stockholders’ best interests, even if such changes could result in the executive officers’ termination of employment.

Transition and Advisory Agreement

In connection with Mr. Morgan’s transition from the Company, Vistra and Mr. Morgan entered into a Transition and Advisory Agreement in order to ensure a successful transition to a new CEO, as well as continue to receive advisory services from Mr. Morgan given his significant customer and legislative relationships. Pursuant to the agreement, Mr. Morgan will serve as a special advisor to our Chief Executive Officer and the Board through April 30, 2023 (the “Advisory Period”), and the Company will pay Mr. Morgan $50,000 per month during the Advisory Period and his outstanding equity grants will continue to vest through the end of the Advisory Period. Under the Transition and Advisory Agreement, the Company has agreed that Mr. Morgan will be entitled to certain payments and accelerated vesting of certain outstanding equity awards under the Amended and Restated Employment Agreement, dated May 1, 2018, between Mr. Morgan and the Company, at the end of the Advisory Period. At the end of the Advisory Period, Mr. Morgan will receive (i) payments in the amount of two times the sum of his base salary and 2021 target bonus; (ii) 2022 annual target bonus based on Company performance after the end of the Advisory Period; and (iii) monthly cash reimbursements for financial planning costs and the Company’s portion of COBRA premiums. At the end of the Advisory Period, any remaining unvested 2021 RSUs and remaining unvested nonqualified stock options that would have otherwise vested in the 12 months following the Advisory Period will fully accelerate. At the end of the Advisory Period, any remaining 2021 PSUs that have not vested but would have otherwise vested in the 12 months after the Advisory Period will continue to time vest for the following 12 month period. The benefits and payments provided pursuant to the Transition and Advisory Agreement are subject to compliance with the restrictive covenants set forth in Mr. Morgan’s employment agreement for a 24 month period following his separation date.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Policies

Potential Impact of Restatements and Ability to Claw Back Compensation Awards

The Social Responsibility & Compensation Committee has a mechanism to address any restatements, if they occur, that may impact our key financial metrics and our financial performance. The Social Responsibility & Compensation Committee will take action, as it determines to be appropriate, with respect to EAIP awards or other incentive or equity compensation awards to the extent such specified performance targets were not achieved in light of a restatement, which could include seeking to recover amounts paid. We believe this mechanism allows for remedial action to be taken if executive compensation is awarded for achievement of financial performance that is later determined not to have been achieved and further aligns the Named Executive Officers’ interests with those of our stockholders.

Insider Trading Policy and Prohibition on Hedging and Pledging

Under Vistra’s insider trading policy, members of the Board and all of Vistra’s officers and employees, together with their respective related persons, are prohibited from engaging in any hedging transactions or otherwise pledging Vistra securities as collateral or engaging in short sales of Vistra securities. Any exceptions to this policy must be approved by Vistra’s General Counsel on a case-by-case basis, and in no case will an exception be granted in violation of applicable law or if such exception would introduce, in the sole estimation of Vistra’s General Counsel, an unacceptable risk to Vistra.

Accounting, Tax and Other Considerations

Accounting Considerations

Vistra follows ASC 718 for our stock-based compensation awards, and the compensation that it pays to our executives is expensed in Vistra’s financial statements as required by U.S. Generally Accepted Accounting Principles (“GAAP”). As one of many factors, the Social Responsibility & Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, executive compensation.

Income Tax Considerations

Section 162(m) limits the tax deductibility of compensation paid by a public company to its CEO and certain other highly compensated executive officers to $1 million. Prior to 2018, there was an exception to the limit on deductibility for performance-based compensation that met certain requirements. The Tax Cut and Jobs Act of 2017 (the “TCJA”), largely eliminated that exception starting in 2018. As such, compensation paid to certain covered employees, including our Named Executive Officers in 2018 and thereafter is presumed to be subject to the Section 162(m) deductibility limits as amended by the TCJA, with the exception of certain amounts payable pursuant to a written binding contract in effect as of November 2, 2017 that has not been materially modified thereafter (as permitted by the TCJA). Compensation granted in the past may not qualify as “performance-based compensation” under certain circumstances. We have historically retained, and expect to continue to retain, flexibility to award compensation that is consistent with our corporate objectives even if it does not qualify for a tax deduction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of Vistra’s directors who currently serve, or during the past year have served, as members of the Social Responsibility & Compensation Committee is, or has, at any time, been one of Vistra’s officers or employees. None of Vistra’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Social Responsibility & Compensation Committee.

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COMPENSATION DISCUSSION AND ANALYSIS

SOCIAL RESPONSIBILITY & COMPENSATION COMMITTEE REPORT

Our executive compensation program is administered and reviewed by the Social Responsibility & Compensation Committee. The Social Responsibility & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Social Responsibility & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the members of the Social Responsibility & Compensation Committee as of April 4, 2023.

Social Responsibility & Compensation Committee

Lisa Crutchfield (Chair)

Gavin R. Baiera

Jeff Hunter

Julie Lagacy

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COMPENSATION TABLES

Summary Compensation Table—2022

The following table provides information for the fiscal years ended December 31, 2022, 2021, and 2020 regarding the aggregate compensation paid to Vistra’s Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value & Non-qualified Deferred Compensation ($)	All Other Compensation ($)(6)	Total ($)

James A. Burke President & Chief Executive Officer	2022	1,014,847	—	6,061,159	—	1,453,551	—	30,267	8,559,824
	2021	853,077	—	3,499,961	—	710,613	—	28,865	5,092,516
	2020	842,885	850	1,874,984	624,997	1,630,000	—	28,308	5,002,024

Kristopher E. Moldovan EVP & Chief Financial Officer	2022	451,731	—	1,462,183	—	387,373	—	29,166	2,330,453

Stephen J. Muscato EVP & Chief Commercial Officer	2022	630,552	—	3,448,936	—	800,378	—	21,750	4,901,616
	2021	605,000	—	2,999,973	—	500,546	—	20,427	4,125,946
	2020	594,317	850	1,574,980	524,997	1,087,785	—	20,154	3,803,084

Scott A. Hudson EVP & President Vistra Retail	2022	604,427	—	2,303,013	—	690,592	—	30,937	3,628,969
	2021	575,385	—	1,484,980	—	431,363	—	33,395	2,525,123
	2020	566,250	850	1,049,979	350,000	988,910	—	29,948	2,985,937

Stephanie Zapata Moore EVP, General Counsel & Chief Compliance Officer	2022	547,111	—	1,524,435	—	520,921	—	34,953	2,627,420
	2021	519,615	—	1,099,955	—	304,208	—	33,682	1,957,460
	2020	505,385	850	749,975	250,000	735,000	—	33,118	2,274,327

Curtis A. Morgan Former Chief Executive Officer	2022	1,030,578	—	8,646,893	—	2,149,337	—	25,706	11,852,514
	2021	1,292,308	—	7,299,997	—	1,453,032	—	30,290	10,075,626
	2020	1,270,385	850	4,724,987	1,574,996	3,272,814	—	31,530	10,875,562

(1)

Mr. Burke was promoted to Chief Executive Officer on August 1, 2022 and previously served as Chief Financial Officer. Mr. Moldovan was promoted to Chief Financial Officer on August 1, 2022. Mr. Morgan transitioned from his role as Chief Executive Officer on August 1, 2022. He continues to serve as a special advisor to the Chief Executive Officer and the Board through April 30, 2023 pursuant to a Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a description of the Transition and Advisory Agreement and additional compensation paid thereunder.

(2)

In December 2020, in recognition of all employees’ efforts and contributions to the Company’s key objectives in 2020 in light of additional challenges presented by COVID-19, all employees were paid a one-time, cash bonus, in a set amount of $850.

(3)

Amounts reported with respect to RSUs granted to the Named Executive Officers reflect the grant date fair value of the award computed in accordance with ASC 718 (using the assumptions discussed in Note 17 to the Vistra Corp. Consolidated Financial Statements included in Vistra’s annual report on Form 10-K filed with the SEC on March 1, 2023 (the “Consolidated Financial Statements”)). Amounts reported with respect to PSUs reflect the fair value at the service inception date based on target performance. Assuming maximum performance of the 2022 PSUs, the total maximum potential value of the equity awards granted to each NEO in 2022 would be as follows: for for Mr. Burke, $8,499,927; for Mr. Moldovan, $1,539,938; for Mr. Muscato, $4,499,954; for Mr. Hudson, $2,999,948; for Ms. Moore, $1,949,938; and for Mr. Morgan, $10,949,972.

For Mr. Burke, 2022 amounts include an award of $1,250,000 PSUs and $750,000 RSUs in connection with his promotion to Chief Executive Officer on August 1, 2022. For Mr. Moldovan, 2022 amounts include an award of $1,000,000 RSUs in connection with his promotion to Chief Financial Officer on August 1, 2022.

In addition, 2022 values include amounts attributable to an adjustment to the 2019 PSUs approved in February 2022 by the Social Responsibility & Compensation Committee. No new awards were issued with respect to the modified 2019 PSUs. In accordance with SEC disclosure requirements, the values shown in the Stock Awards column of the Summary Compensation Table above include the incremental increase in the fair value of the 2019 PSUs, as modified, in accordance with ASC 718. See “ —Adjustment to 2019 PSU Awards” for further discussion of the adjustment.

(4)

The amounts reported as “Option Awards” represent the grant date fair value (as computed in accordance with ASC 718, using the assumptions discussed in Note 17 to the Consolidated Financial Statements) of certain stock options that were granted to the Named Executive Officers.

(5)

The amounts reported as “Non-Equity Incentive Plan Compensation” were earned by the respective Named Executive Officers under the EAIP. Treatment of Mr. Morgan’s 2022 EAIP is subject to the Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement.”

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COMPENSATION TABLES

(6)	The amounts for 2022 reported as “All Other Compensation” are attributable to the Named Executive Officer’s receipt of compensation as described in the table below.

Name and Principal Position	Year	Matching Contribution to Thrift Plan ($)(a)	Financial Planning ($)(b)	Executive Physical ($)	Total ($)
James A. Burke President & Chief Executive Officer	2022	18,300	11,967	—	30,267
Kristopher E. Moldovan EVP & Chief Financial Officer	2022	18,300	10,866	—	29,166
Stephen J. Muscato EVP & Chief Commercial Officer	2022	18,140	—	3,610	21,750
Scott A. Hudson EVP & President Vistra Retail	2022	18,046	12,890	—	30,936
Stephanie Zapata Moore EVP, General Counsel & Chief Compliance Officer	2022	18,177	12,890	3,886	34,953
Curtis A. Morgan Former Chief Executive Officer	2022	18,219	7,487	—	25,706

For purposes of preparing this table, all perquisites are valued on the basis of the actual cost to Vistra.

(a)

Vistra’s Thrift Plan allows participating employees to contribute a portion of their regular salary or wages to the plan. Under the Thrift Plan, Vistra matches a portion of an employee’s contributions. This matching contribution is 100% of each Named Executive Officer’s contribution, not to exceed 6% of the Named Executive Officer’s salary (with the salary capped at the annual IRS compensation limit). All matching contributions are invested in Thrift Plan investments as directed by the participant.

(b)

Vistra offers to pay for our executive officers to receive financial planning services. This service is intended to support them in managing their financial affairs, which Vistra considers especially important given the high level of time commitment and performance expectation required of our executive officers. Furthermore, Vistra believes that such service helps ensure greater accuracy and compliance with individual tax regulations by our executive officers.

2019 PSU Awards Adjustment

The Stock Awards column in the Summary Compensation Table above reflects a combination of the RSU and PSU awards granted to our Named Executive Officers in 2022, as well as amounts associated with the 2019 PSU awards that were modified in February 2022. In accordance with SEC disclosure requirements, the values shown in the Stock Awards column include the incremental increase in the fair value of the 2019 PSUs, as modified, in accordance with ASC 718. In addition, the incremental grant date fair value of the modified 2019 PSU award is reflected in the Grants of Plan-based Awards Table below. The incremental grant date fair values associated with the modified 2019 PSUs and reflected in these tables do not reflect any additional PSUs granted to our Named Executive Officers; rather, they solely reflect accounting-driven values required to be reported herein. We previously described this modification in our proxy statement for the 2022 Annual Meeting of Stockholders. At our 2022 Annual Meeting of Stockholders, we received over 97.4% support for our say-on-pay proposal.

The following provides a description of the evaluation process undertaken and key considerations when the decision was made in early 2022.

Vistra’s 2021 performance was greatly impacted by Winter Storm Uri causing a material impact on Vistra’s financial performance for 2021, primarily in the first quarter. Although the Company’s performance for the remainder of the year was strong, it was more than offset by the impact of the storm.

First Quarter of 2021 and Impact of Winter Storm Uri

In February 2021, the U.S. experienced an unprecedented Winter Storm Uri, bringing extreme cold temperatures to the central U.S., including Texas, beginning with a state of emergency issued by Gov. Greg Abbott on February 12 due to the severity of the storm, and continuing through February 18, 2021. Winter Storm Uri resulted in a state of disaster and federal emergency declaration for all 254 Texas counties due to the severe winter weather and prolonged freezing temperatures, heavy snow, and freezing rain statewide, including the coldest three-day stretch ever on record in Texas. It is important to note that the electric generation infrastructure in Texas was originally constructed with an emphasis on extreme heat and not the kind of extreme cold that Winter Storm Uri exhibited. Despite that fact, Vistra undertook a number of prudent precautions prior to Winter Storm Uri which mitigated the unprecedented risks faced by the Company.

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COMPENSATION TABLES

As part of our annual winter season preparations, our power plant teams executed a significant winter preparedness program, including installation of windbreaks and large radiant heaters to supplement existing freeze protection and insulation, performed preventative maintenance on freeze protection equipment and, in anticipation of Winter Storm Uri, undertook additional steps to prepare, such as procuring additional water supply to run for extended periods and verifying that freeze protection circuits were operational. We hired approximately 400 contractors to support operations leading up to and during the event and took steps designed to ensure that we had adequate gas supply. Our preparation adhered to the winterization recommendations following the 2011 winter storm in Texas as well as other appropriate measures.

The severe weather resulted in surging demand for power, gas supply shortages, operational challenges for generators, and significant involuntary outages to customers ordered by ERCOT for varying periods of time. Despite these challenges, we estimate that our fleet generated approximately 25% to 30% of the power on the ERCOT grid during the height of the outages, as compared to our approximately 18% market share. While we were managing through the extreme conditions of the storm and significant uncertainty in the ERCOT market, our commercial and operations teams turned their priority to the preservation of a critical service and the protection of human needs—doing everything we could, despite the cost, to keep our plants online and to deliver maximum electricity to Texans.

The weather event resulted in a $2.2 billion negative impact on the Company’s pre-tax earnings in the year ended December 31, 2021, after taking into account approximately $ 544 million in securitization proceeds Vistra received from ERCOT. The securitization proceeds represent Vistra’s share of the $2.1 billion securitization financing that the Texas legislature approved following the storm which ERCOT obtained and distributed to all load-serving entities in order to support the financial integrity of the wholesale market in ERCOT. Following the storm, the Company also successfully identified and executed on more than $500 million of self-help initiatives to further offset the negative financial impact from the storm, as further described below. The primary drivers of the Company’s loss were (i) the need to procure power in ERCOT at market prices at or near the price cap due to lower output, both from our natural gas-fueled power plants driven by natural gas deliverability issues and from our coal-fueled power plants driven by coal fuel handling challenges, (ii) high fuel costs, and (iii) high retail load costs. However, the unexpected and unprecedented risk that represented most of the loss was attributable to the lack of available gas supply arising from gas infrastructure issues that were substantially outside of Vistra’s control as confirmed by an independent third-party, as described below.

At the direction of the Board and management, a globally recognized consulting firm conducted an independent assessment (the “Independent Report”) of Vistra’s preparation for and performance during Winter Storm Uri and concluded that a confluence of events outside of Vistra’s control, primarily the lack of available gas supply, caused most of the financial loss. Additionally, the Independent Report validated that, based on what was known prior to Winter Storm Uri, Vistra’s preparations prior to the storm were reasonable and its performance during the storm was strong. The independent consultants met with the Board to discuss the scope of their review, their findings and conclusions and respond to the Board’s questions.

In response to the storm, Vistra undertook various actions to improve its risk profile for future weather-driven volatility events, and other legislative actions, including:

•

Investing nearly $80 million in 2021 and 2022 in improvements to further harden its coal fuel handling capabilities and to further weatherize its ERCOT fleet for even colder temperatures and longer durations;

•	Carrying more backup generation into the peak seasons after accounting for weatherization investments and ERCOT market improvements implemented going forward to mitigate unit contingency risk;

•	Contracting for incremental gas storage to support its gas fleet;

•

Adding additional dual fuel capabilities at its gas steam units and increasing fuel oil inventory at its existing dual-fuel sites, and increasing offsite gas storage that performed well during Winter Storm Uri;

•

Significant participation in the Texas State 2021 legislative process which, among other important laws enacted, resulted in Texas Senate Bill 3 providing for mapping of critical gas and electric infrastructure to identify, weatherize, and register with transmission and delivery utilities, helping to mitigate future gas deliverability issues; and

•

Participating in Public Utility Commission of Texas (“PUCT”) and ERCOT processes evaluating various market reform alternatives to reduce risk and ensure adequacy of revenues for dispatchable resources that balance the system with significant intermittent renewables.

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COMPENSATION TABLES

Second Through Fourth Quarters of 2021 Performance Highlights

Our employee base, led by the executive team, was able to accomplish a great deal in the remainder of 2021, including:

•

Worked closely with regulators, legislators, and other industry groups in the months following the storm to support the securitization solution and outcome, creating a path to help stabilize the ERCOT market following the storm;

•

Drove above-target Adjusted EBITDA performance for Q2–Q4, resulting in achievement of full-year 2021 Adjusted EBITDA results above the high-end of the revised full-year guidance provided in April 2021;

•	Recovered over $1 billion of losses from Winter Storm Uri with more than $500 million of self-help initiatives and $544 million of securitization proceeds;

•

Achieved exceptional cost management levels, optimizing spend to nearly $200 million below the Q2-Q4 Total Cost metric target across selling, general & administrative, operation & maintenance, and capital spend while not jeopardizing reliable operations;

•

Executed numerous fleet resiliency initiatives, including additional investment in plant winterization efforts, dual-fuel capabilities, gas storage, and other efforts to minimize the risk profile and improve market design including involvement in Texas legislation, as well as PUCT and ERCOT actions. Successfully passed associated winterization audits in preparation for winter 2022;

•

Drove the highest ERCOT residential net customer count annual organic growth since 2008, indicative of customer satisfaction as customers chose a trusted, established provider in a time of unprecedented market volatility;

•

Continued focus and execution on safety, ending the year without any serious injuries to employees or business partners working on the power plants, despite continued challenges presented with the pandemic;

•

Developed and launched a comprehensive capital allocation program, including prioritizing significant return of capital to common stockholders via repurchases and dividends, and providing investors with a clear path to cost-effectively fund the Vistra Zero development pipeline;

•

Executed key transactions to strengthen Vistra’s financial position and fund key initiatives, including establishing significant access to liquidity immediately following Winter Storm Uri to stabilize the Company and a Green Finance Framework, and the associated issuance of $1 billion of Green Perpetual Preferred Stock;

•	Paid down debt in the fourth quarter of 2021 while completing a $2 billion share repurchase program and instituting a $300 million per year dividend;

•

Advanced the Company’s growth and Vistra Zero transformation strategy across the footprint, including achieving commercial operations status for 400 MWs of battery storage at our Moss Landing facility, progressing on our Texas projects, and passage of an omnibus energy package in Illinois that supports the Company’s future build and operations of up to 300 MWs of utility-scale solar and 150 MWs of battery storage facilities at nine retired or to-be-retired coal plant sites across Illinois;

•	Announced an accelerated plan to grow Vistra Zero to at least 7,300 MW (including our Comanche Peak nuclear power plant) of zero-carbon generation by 2026; and

•

Continued our focus on “People Initiatives” by implementing action plans to support employees at all levels, including leadership development programs, ongoing pandemic support programs, employee resource groups, and other programs that focus on DEI, employee engagement and training and development.

Capital Allocation Plan Execution

In November 2021, Vistra announced its initial long-term capital allocation plan to return at least $7.5 billion to common stockholders through 2026, consisting of:

•

Share repurchases of $6 billion, including $2 billion through year-end 2022 (which initial authorization has been subsequently increased by the Board for a total authorization of $4.25 billion, with the remaining authorization expected to be utilized by the end of 2024);

•	Common dividends of $300 million per year, totaling $1.5 billion of common dividends through 2026;

•	Debt repayments of $1.5 billion through 2022 while opportunistically reducing corporate-level debt thereafter while adding cost-effective project financing; and

•	Transformational growth, with plans to grow our Vistra Zero renewable and battery portfolio to more than 5 GW.

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COMPENSATION TABLES

As a first step in its execution of the capital allocation plan, in October 2021 and December 2021, Vistra issued an aggregate $2.0 billion of fixed-rate reset cumulative redeemable perpetual preferred stock, including our $1.0 billion Green Perpetual Preferred Stock issued pursuant to Vistra’s Green Finance Framework. Proceeds from the Green Perpetual Preferred Stock offering are used to fund new or existing eligible green projects, and proceeds from our $1.0 billion Series A perpetual preferred stock offering are allocated to share repurchases.

2019 PSU Modification

As a result of the unprecedented challenges faced during Winter Storm Uri that were found to be substantially outside of management’s control by the Independent Report and their related impacts on Company performance, in

February of 2022, the Social Responsibility & Compensation Committee determined to separate the impacts of Winter Storm Uri in 2021 from the Company’s substantial outperformance in the first two years of the three-year performance period for the 2019 PSUs. Prior to Winter Storm Uri, the 2019 PSUs were tracking over 150% of target due to strong 2019 and 2020 performance. The Social Responsibility & Compensation Committee determined that the final payout of the 2019 PSUs would not have reflected the Company’s three-year performance but would have reflected a substantial one-time impact from Winter Storm Uri that was largely outside of the Company’s control. Accordingly, the lasting impact of Winter Storm Uri on the long-term incentives rendered the financial goals of the 2019 PSUs unduly punitive, and no longer effective at motivating or retaining executives. These concerns were further heightened due to the caps on EAIP payouts for 2021 and the increasing strong market for top talent. The Social Responsibility & Compensation Committee therefore undertook an extensive exercise to evaluate various proposals with management, the Board and the Compensation Consultant and ultimately determined to modify the final calculations of the performance results of the 2019 PSU awards to ensure the continuation of retentive and effective long-term compensation, while motivating employees and incentivizing continued shareholder value creation. While the calculation was changed, no changes were made to the metrics themselves. As mentioned previously, the Committee determined that the Company conducted business honorably and consistent with its core values during the storm and acted prudently under the circumstances, and the Independent Report further validated the strength of Vistra’s performance during the storm and confirmed that a confluence of events substantially outside of Vistra’s control caused most of the significant financial loss in 2021. The following summarizes the changes to the 2019 PSU awards.

•

The 2019 PSU awards were modified to separate 2021 results from 2019 and 2020 results, and applied one-third of the weighting for the full award to 2021 results, while 2019 and 2020 results were cumulatively used for the remaining two-thirds of the award.

•

The Social Responsibility & Compensation Committee also imposed a cap on total payout of 100% of target in order to prevent the two-year cumulative effect of 2019 and 2020 strong performance to overly mitigate the impact of the 2021 financial impacts of Winter Storm Uri. The cap applies to all PSU grant recipients, including Named Executive Officers.

•

After reviewing the results of the 2019 PSU awards, with modifications, the Social Responsibility & Compensation Committee approved the final payout amount, subject to the 100% cap. The actual results were above 100%, primarily due to strong performance in 2019 and 2020; however, the cap implemented when the awards were modified kept the payout to 100% regardless of actual results.

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COMPENSATION TABLES

Below is a view of the 2022 Summary Compensation Table amounts for each Named Executive Officer, as adjusted to exclude the incremental grant date fair values associated with the modified 2019 PSUs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

James A. Burke President & Chief Executive Officer	2022	1,014,846	—	5,500,000	—	1,453,551	—	30,267	7,998,664

Kristopher E. Moldovan EVP & Chief Financial Officer	2022	451,731	—	1,400,000	—	387,373	—	29,166	2,268,270

Stephen J. Muscato EVP & Chief Commercial Officer	2022	630,552	—	3,000,000	—	800,378	—	21,750	4,452,680

Scott A. Hudson EVP & President Vistra Retail	2022	604,427	—	2,000,000	—	690,592	—	30,936	3,325,955

Stephanie Zapata Moore EVP, General Counsel & Chief Compliance Officer	2022	547,111	—	1,300,000	—	520,921	—	34,953	2,402,985

Curtis A. Morgan Former Chief Executive Officer	2022	1,030,578	—	7,300,000	—	2,149,337	—	25,706	10,505,621

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COMPENSATION TABLES

Grants of Plan-Based Awards—2022

The following table sets forth information regarding grants of compensatory awards to the Named Executive Officers for 2022. *Note that the values reflected for the second February 24, 2022 grant date for each Named Executive Officer below do not reflect new grants received by the Named Executive Officers in fiscal 2022. Rather, they solely reflect the incremental fair value associated with the modified 2019 PSU awards, calculated in accordance with ASC 718, as required to be reported and as described earlier in this Proxy Statement.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Numbers of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Options Awards ($)(4)
Name	Approval Date	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

James A. Burke	—	—		750,000	1,500,000	3,000,000	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	42,047	84,094	168,188	84,094	3,499,992
	3/19/2022	8/1/2022		—	—	—	24,178	48,355	96,710	29,013	1,999,963
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	561,204	(5)

Kristopher E. Moldovan	—	—		246,000	492,000	984,000	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	3,364	6,727	13,454	12,493	399,968
	7/19/2022	8/1/2022		—	—	—	—	—	—	38,684	999,981
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	62,234	(5)

Stephen J. Muscato	—	—		317,200	634,400	1,268,800	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	36,040	72,080	144,160	72,080	2,999,970
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	448,966	(5)

Scott A. Hudson	—	—		274,050	548,100	1,096,200	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	24,027	48,053	96,106	48,053	1,999,966
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	303,047	(5)

Stephanie Zapata Moore	—	—		206,719	413,438	826,875	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	15,617	31,234	62,468	31,234	1,299,959
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	224,476	(5)

Curtis A. Morgan(6)	—	—		911,250	1,822,500	3,645,000	—	—	—	—	—
	2/22/2022	2/24/2022		—	—	—	87,698	175,396	350,792	175,396	7,299,982
	2/22/2022	2/24/2022	*	—	—	—	—	—	—	—	1,346,912	(5)

(1)

Based on annualized salary rate for each NEO at the end of 2022, except for Mr. Morgan, which is based on his annualized salary as of July 31, 2022. Represents the threshold, target, and maximum amounts (where applicable) available to be earned under the EAIP for 2022 for each Named Executive Officer based on achievement of company performance metrics, which would be subject to an individual performance modifier, as determined by the Board in the case of the CEO, and by the Social Responsibility & Compensation Committee with respect to the other NEOs, to arrive at the final payout amount. Actual payments are reported in the Summary Compensation Table in the year earned under the heading “Non-Equity Incentive Plan Compensation” and described under “Annual Incentive Plan” on page 51.

(2)

Represents the threshold, target and maximum amounts of PSUs granted pursuant to the 2016 Incentive Plan. As described in further detail under the section entitled “Long-Term Incentive Plan,” the 2022 PSUs require market and performance goals to be attained over a three-year period scheduled to end on December 31, 2024. The 2022 PSUs are payable, if the requisite market, performance and time-based criteria are met, in Common Stock and will vest on February 24, 2025.

(3)	Represents RSUs granted pursuant to the 2016 Incentive Plan.
(4)	Represents the sum of (i) the grant date fair value of RSUs as computed in accordance with ASC 718 and (ii) the fair value of PSUs at the service inception based on target performance.
(5)

In February 2022, the Social Responsibility & Compensation Committee modified the final calculations of the performance results of the 2019 PSUs. In connection with the modification, achievement of the modified PSUs could not exceed target performance. The February 2022 modification did not result in additional PSUs being granted by the Company. Rather, such amounts solely reflect the incremental fair value associated with the modified 2019 PSU awards, calculated in accordance with ASC 718, and required to be reported herein. See “2019 PSU Awards Adjustment” above for further discussion of the adjustment.

(6)	Treatment of EAIP award and equity awards subject to the Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement.”

For a discussion of certain material terms of the employment agreements and other agreements with certain Named Executive Officers, please see “Compensation Philosophy” beginning on page 44 and “Potential Payments upon Termination or Change in Control” beginning on page 70.

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COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year-End—2022

The following table sets forth information regarding outstanding equity awards held by the Named Executive Officers at fiscal year-end for 2022.

		Option Awards					Restricted Stock Units			Performance Stock Units
Name	Year	Securities Underlying Unexercised Options (#) Exercisable	Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Unearned Shares or Units of Stock that have not Vested (#)		Market Value of Unearned Shares or Units of Stock that have not vested ($)(1)

James A. Burke	2022	—	—		—	—	113,107	(2)	$2,624,082	132,449	(5)	$3,072,817

	2021	—	—		—	—	50,924	(3)	$1,181,437	76,385	(6)	$1,772,132

	2020	97,124	48,563	(4)	$ 22.98	2/25/2030	10,879	(4)	$252,393	48,955	(7)	$1,135,756

	2019	99,364	—		$ 26.56	2/26/2029	—		—	—		—

	2018	283,500	283,500	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	86,633	—		$ 18.90	3/31/2028	—		—	—		—

	2016	421,053	—		$ 14.03	10/11/2026	—		—	—		—

Kristopher E. Moldovan	2022	—	—		—	—	51,177	(2)	$1,187,306	6,727	(5)	$156,066

	2021	—	—		—	—	6,405	(3)	$148,596	5,173	(6)	$120,014

	2020	13,850	6,925	(4)	$ 22.98	2/25/2030	2,069	(4)	$48,001	5,429	(7)	$125,953

	2019	14,169	—		$ 26.56	2/26/2029	—		—	—		—

	2018	22,500	22,500	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	10,313	—		$ 18.90	3/31/2028	—		—	—		—

	2016	49,668	—		$ 13.26	10/25/2026	—		—	—		—

Stephen J. Muscato	2022	—	—		—	—	72,080	(2)	$1,672,256	72,080	(5)	$1,672,256

	2021	—	—		—	—	43,649	(3)	$1,012,657	65,473	(6)	$1,518,974

	2020	40,792	81,585	(4)	$ 22.98	2/25/2030	9,139	(4)	$212,025	41,122	(7)	$954,030

	2019	79,491	—		$ 26.56	2/26/2029	—		—	—		—

	2018	113,500	113,500	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	41,254	—		$ 18.90	3/31/2028	—		—	—		—

	2016	105,263	—		$ 14.03	10/11/2026	—		—	—		—

Scott A. Hudson	2022	—	—		—	—	48,053	(2)	$1,114,830	48,053	(5)	$1,114,830

	2021	—	—		—	—	21,606	(3)	$501,259	32,409	(6)	$751,889

	2020	54,390	27,195	(4)	$ 22.98	2/25/2030	6,092	(4)	$141,334	27,415	(7)	$636,028

	2019	53,656	—		$ 26.56	2/26/2029	—		—	—		—

	2018	113,500	113,500	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	41,254	—		$ 18.90	3/31/2028	—		—	—		—

	2016	105,263	—		$ 14.03	10/11/2026	—		—	—		—

Stephanie Zapata Moore	2022	—	—		—	—	31,234	(2)	$724,629	31,234	(5)	$724,629

	2021	—	—		—	—	16,004	(3)	$371,293	24,006	(6)	$556,939

	2020	38,850	19,425	(4)	$ 22.98	2/25/2030	4,352	(4)	$100,966	19,582	(7)	$454,302

	2019	39,745	—		$ 26.56	2/26/2029	—		—	—		—

	2018	96,500	96,500	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	37,128	—		$ 18.90	3/31/2028	—		—	—		—

	2016	126,316	—		$ 14.03	10/11/2026	—		—	—		—

Curtis A. Morgan(9)	2022	—	—		—	—	175,396	(2)	$4,069,187	175,396	(5)	$4,069,187

	2021	—	—		—	—	106,213	(3)	$2,464,142	159,319	(6)	$3,696,201

	2020	244,754	122,378	(4)	$ 22.98	2/25/2030	27,415	(4)	$636,028	123,368	(7)	$2,862,138

	2019	238,473	—		$ 26.56	2/26/2029	—		—	—		—

	2018	756,000	756,000	(8)	$ 19.68	4/9/2027	—		—	—		—

	2017	206,270	—		$ 18.90	3/31/2028	—		—	—		—
	2016	526,316	—		$ 14.03	10/11/2026	—		—	—		—

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COMPENSATION TABLES

(1)

The amount listed in this column represents the product of the closing market price of the Common Stock on December 30, 2022 of $23.20 multiplied by the number of shares of stock subject to the award as reflected in the previous column.

(2)

Includes awards granted on February 24, 2022 and vesting ratably on the first three anniversaries of February 24, 2022. For Messrs. Burke and Moldovan, also includes RSUs granted on August 1, 2022 in connection with their respective promotions, which RSUs vest ratably on the first three anniversaries of August 1, 2022.

(3)	Granted on February 22, 2021 and vests ratably on the first three anniversaries of February 22, 2021.
(4)	Granted on February 25, 2020 and vests ratably on the first three anniversaries of February 25, 2020.
(5)

The 2022 PSUs require market and performance goals to be attained over a three-year period scheduled to end on December 31, 2024. The 2022 PSUs are payable, if the requisite market, performance, and time-based criteria are met, in Common Stock and vest on February 24, 2025. In the table above, the number and market value of the units that vest reflect target performance.

(6)

The 2021 PSUs require market and performance goals to be attained over a three-year period scheduled to end on December 31, 2023. The 2021 PSUs are payable, if the requisite market, performance, and time-based criteria are met, in Common Stock and vest on February 22, 2024. In the table above, the number and market value of the units that vest reflect target performance.

(7)

The 2020 PSUs require market and performance goals to be attained over a three-year period scheduled to end on December 31, 2022. The 2020 PSUs were paid in Common Stock based upon the requisite performance criteria and time-based criteria being met and vested on February 25, 2023. In February 2023, the Social Responsibility & Compensation Committee certified the performance payout of the 2020 PSUs. See “2020 PSU Results” on page 57 for further details.

(8)	Granted on April 9, 2018 and vests 50% four years from the grant date with the remaining 50% vesting five years from the grant date.
(9)	Treatment of equity awards subject to the Transition and Advisory Agreement. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement.”

Option Exercises and Stock Vested—2022

The following table sets forth information regarding the exercise of options and the vesting of stock awards by each Named Executive Officer during 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Dividend Value Realized on Vesting ($)	Value Realized on Vesting ($)	Total Value Realized on Vesting(2) ($)

James A. Burke	—	—	88,109	112,580	1,912,019	2,024,599

Kristopher E. Moldovan	—	—	11,757	14,917	255,269	270,186

Stephen J. Muscato	—	—	72,377	91,432	1,569,998	1,661,430

Scott A. Hudson	—	841,800	44,850	59,273	974,761	1,034,034

Stephanie Zapata Moore	—	1,772,199	33,060	43,721	718,492	762,213

Curtis A. Morgan	—	12,902,347	204,768	266,882	4,447,776	4,714,658

(1)	The number of shares acquired on vesting are pre-tax and do not account for shares sold or withheld to pay taxes.
(2)

The amounts shown include (i) value realized on vesting based on the closing stock price of Common Stock on the date of vesting, and (ii) the amount of the quarterly regular dividend that accrued with respect to such awards prior to vesting.

Potential Payments upon Termination or Change in Control

For the reasons discussed in the CD&A, the Company has entered into certain agreements with the Named Executive Officers, which commit the Company to make payments to the Named Executive Officers under special circumstances. Generally, these circumstances involve changes in corporate control of the Company and a qualifying termination of the Named Executive Officer’s employment.

In accordance with SEC instructions, these quantitative disclosures assume that a change in control took place on December 31, 2022. In fact, no change in control of the Company occurred on that date and no Named Executive Officer’s employment terminated on that date due to a change in control. If such an event were to occur in the future, actual payments would likely be different from those presented here based on various factors, including the Common Stock price at such time.

The following tables and narrative below describe payments to each of the Named Executive Officers (or, as applicable, enhancements to payments or benefits) in the event of his or her termination, including if such termination is

70	2023 Proxy Statement

COMPENSATION TABLES

voluntary, for cause, as a result of death, as a result of disability, without cause or for good reason or in connection with a change in control of Vistra.

Employment Arrangements with Contingent Payments

As of December 31, 2022, each of Messrs. Burke, Moldovan, Hudson and Muscato and Ms. Moore had an employment agreement with change in control and severance provisions. With respect to these agreements, a change in control is generally defined as (i) a transaction that results in the acquisition of 30% or more of the Common Stock; (ii) a change in the composition of the Board such that members of the Board during any consecutive 12-month period cease to constitute a majority of the Board; (iii) the approval by the stockholders of Vistra of a plan of complete dissolution or liquidation of Vistra; or (iv) a transaction that results in a merger or sale of substantially all of Vistra’s assets or capital stock to another person who is not an affiliate of Vistra.

Each agreement includes customary non-compete and non-solicitation provisions that generally restrict the Named Executive Officer’s ability to compete with Vistra or solicit Vistra’s customers or employees for his or her own personal benefit during the term of the agreement and 24 months after the agreement expires or is terminated. As summarized below, each agreement also provides for certain payments and benefits upon the expiration or termination of the agreement under the following circumstances:

•	In the event of the NEO’s resignation without good reason or termination for cause:

-	accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination; and
-	unreimbursed business expenses incurred through the date of termination.

•	In the event of the NEO’s death or termination due to disability:

-	accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
-	unreimbursed business expenses incurred through the date of termination;
-	accrued but unpaid annual bonus earned under the EAIP for the previously completed year;
-	a prorated annual bonus earned under the EAIP for the year of termination;
-	accelerated vesting of the portion of his or her outstanding RSUs and stock option awards that would have vested in the 12 months following termination had s/he remained employed; and
-	accelerated vesting of 100% of his or her outstanding 2020 PSUs, 66.66% of his or her outstanding 2021 PSUs and 33.33% of his or her outstanding 2022 PSUs.

•	In the event of the NEO’s termination without cause or resignation for good reason:

-	accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
-	unreimbursed business expenses incurred through the date of termination;
-	subject to delivery of a release agreement:
•	severance pay in an aggregate amount equal to 2.00 times the sum of the NEO’s (x) annualized base salary plus (y) annual bonus target;
•	accrued but unpaid annual bonus earned under the EAIP for the previously completed year;
•	a prorated annual bonus earned under the EAIP for the year of termination;
•	certain continuing health care benefits;
•	accelerated vesting of the portion of his or her outstanding RSUs and stock option awards that would have vested in the 12 months following termination had s/he remained employed; and
•	accelerated vesting of 100% of his or her outstanding 2020 PSUs, 66.66% of his or her outstanding 2021 PSUs and 33.33% of his or her outstanding 2022 PSUs.

•	In the event of the NEO’s termination without cause or resignation for good reason within 18 months following a change in control of Vistra:

-	accrued but unpaid base salary and accrued but unused vacation, in each case earned through the date of termination;
-	unreimbursed business expenses incurred through the date of termination;
-	subject to delivery of a release agreement:

2023 Proxy Statement	71

COMPENSATION TABLES

•	accrued but unpaid annual bonus earned under the EAIP for the previously completed year;
•	a lump sum payment equal to 2.99 times the sum of his or her (i) annualized base salary and (ii) annual bonus target under the EAIP;
•

a lump sum payment equal to the product of (i) his or her annual bonus target under the EAIP and (ii) a percentage, determined based on the number of days of his or her employment in the fiscal year prior to his or her termination;

•	certain continuing health care benefits; and
•	accelerated vesting of all of his or her outstanding RSU and PSU awards and certain stock option awards upon termination.

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COMPENSATION TABLES

The following tables describe payments to which each Named Executive Officer is entitled under the agreement, as applicable, assuming termination of employment as of December 31, 2022. Mr. Morgan transitioned from his role as Chief Executive Officer on August 1, 2022, upon which we entered into a Transition and Advisory Agreement with Mr. Morgan. See “Compensation Policies and Practices—Benefits and Perquisites—Transition and Advisory Agreement” for a discussion of compensation payable to Mr. Morgan thereunder.

Name	Benefit	Voluntary / For Cause ($)	Death ($)		Disability ($)		Without Cause or For Good Reason ($)		Without Cause or For Good Reason in Connection With Change in Control ($)
James A. Burke	Cash Severance	—	—		—		5,400,000	(1)	8,073,000	(2)
	EAIP	—	1,778,385	(3)	1,778,385	(3)	1,778,385	(3)	1,500,000	(4)
	Unvested RSU Awards(5)	—	1,717,798		1,717,798		1,717,798		4,057,912
	Dividend Amounts(6)	—	262,967		262,967		262,967		431,024
	Unvested Stock Options(7)	—	1,008,604		1,008,604		1,008,604		10,684
	Unvested PSU Awards	—	3,341,229	(8)	3,341,229	(8)	3,341,229	(8)	5,980,705	(9)
	Health & Welfare(10)	—	—		—		51,334		51,334
	Totals	—	8,108,983		8,108,983		13,560,316		20,104,658
Kristopher E. Moldovan	Cash Severance	—	—		—		2,214,000	(1)	3,309,930	(2)
	EAIP	—	583,310	(3)	583,310	(3)	583,310	(3)	492,000	(4)
	Unvested RSU Awards(5)	—	518,033		518,033		518,033		1,383,903
	Dividend Amounts(6)	—	32,281		32,281		32,381		57,805
	Unvested Stock Options(7)	—	80,724		80,724		80,724		1,523
	Unvested PSU Awards	—	257,971	(8)	257,971	(8)	257,971	(8)	402,033	(9)
	Health & Welfare(10)	—	—		—		32,487		32,487
	Totals	—	1,472,318		1,472,318		3,718,805		5,679,681
Stephen J. Muscato	Cash Severance	—	—		—		2,537,600	(1)	3,793,712	(2)
	EAIP	—	752,138	(3)	752,138	(3)	752,138	(3)	634,400	(4)
	Unvested RSU Awards(5)	—	1,275,745		1,275,745		1,275,745		2,896,938
	Dividend Amounts(6)	—	211,070		211,070		211,070		330,282
	Unvested Stock Options(7)	—	408,494		408,494		408,494		8,974
	Unvested PSU Awards	—	2,523,941	(8)	2,523,941	(8)	2,523,941	(8)	4,145,260	(9)
	Health & Welfare(10)	—	—		—		51,334		51,334
	Totals	—	5,171,389		5,171,389		7,760,323		11,860,900
Scott A. Hudson	Cash Severance	—	—		—		2,314,200	(1)	3,459,729	(2)
	EAIP	—	649,822	(3)	649,822	(3)	649,822	(3)	548,100	(4)
	Unvested RSU Awards(5)	—	763,558		763,558		763,558		1,757,423
	Dividend Amounts(6)	—	128,556		128,556		128,556		203,554
	Unvested Stock Options(7)	—	405,503		405,503		405,503		5,983
	Unvested PSU Awards	—	1,508,810	(8)	1,508,810	(8)	1,508,810	(8)	2,502,746	(9)
	Health & Welfare(10)	—	—		—		51,275		51,275
	Totals	—	3,456,249		3,456,249		5,821,724		8,528,810
Stephanie Zapata Moore	Cash Severance	—	—		—		1,929,375	(1)	2,884,416	(2)
	EAIP	—	490,167	(3)	490,167	(3)	490,167	(3)	413,438	(4)
	Unvested RSU Awards(5)	—	528,148		528,148		528,148		1,196,888
	Dividend Amounts(6)	—	89,700		89,700		89,700		137,503
	Unvested Stock Options(7)	—	343,954		343,954		343,954		4,273
	Unvested PSU Awards	—	1,067,077	(8)	1,067,077	(8)	1,067,077	(8)	1,735,870	(9)
	Health & Welfare(10)	—	—		—		46,982		46,982
	Totals	—	2,519,045		2,519,045		4,495,402		6,419,370

2023 Proxy Statement	73

COMPENSATION TABLES

(1)	Calculated as 2.00 times the sum of the NEO’s (x) annualized base salary plus (y) annual bonus target under the EAIP.
(2)	Calculated as 2.99 times the sum of such NEO’s (i) annualized base salary plus (ii) annual bonus target under the EAIP.
(3)

Reflects the payout level of such NEO’s 2022 EAIP, using annualized salary rate for each NEO at the end of 2022, except for Mr. Morgan, which is based on his annualized salary as of July 31, 2022, based on achievement of the corporate performance metrics.

(4)	Reflects the target value of such NEO’s 2022 EAIP based on annualized salary rate for each NEO at the end of 2022, except for Mr. Morgan, which is based on his annualized salary as of July 31, 2022.
(5)

The value realized of unvested RSU awards represents the product of (i) the closing price of the Common Stock on December 30, 2022 ($23.20) times (ii) the number of unvested RSUs held by such NEO as of December 31, 2022 that would be accelerated upon the triggering event.

(6)	The dividend amount reflects the amount of the applicable quarterly regular dividend accrued under the awards.
(7)

The value of unvested stock options represents the difference in the exercise price and the closing price of a share of Common Stock on December 30, 2022 ($23.20) of all stock options that would vest upon the triggering event.

(8)

Each of the time-based, performance-based and, as applicable, market-based conditions, must be satisfied for the PSUs to vest. Upon a termination of the NEO’s employment due to death or disability, by the Company without cause or by the NEO for good reason, the time-based condition is deemed satisfied as to 100% of the NEO’s outstanding 2020 PSUs, 66.66% of the NEO’s outstanding 2021 PSUs and 33.33% of the NEO’s outstanding 2022 PSUs, in each case at target. Satisfaction of the market- and performance-based conditions does not occur until the Social Responsibility & Compensation Committee has certified financial results for the applicable fiscal years; therefore, these numbers are being reported based on the closing price of a share of Common Stock on December 30, 2022 ($23.20) for all PSUs for which the time-based condition has been deemed satisfied.

(9)

Upon the occurrence of, and determined as of immediately preceding, a change in control of Vistra, (i) the time-based conditions are deemed satisfied as to all outstanding PSUs and (ii) the performance-based conditions and, as applicable, the market-based conditions, are deemed satisfied at (x) the target level of performance or (y) the actual level of performance, whichever results in the greater number of PSUs vesting. This amount is calculated as of the closing price of a share of Common Stock on December 30, 2022 ($23.20) multiplied by the target number of PSUs, multiplied by the actual or target level of performance, as applicable.

(10)	Includes COBRA amounts for medical, dental, and vision.

Compensation of Non-Employee Directors

The Board establishes the level of compensation for Vistra’s non-employee directors, based on the recommendation of the Social Responsibility & Compensation Committee. Directors who also are current employees of Vistra receive no additional compensation for service as directors.

The Social Responsibility & Compensation Committee periodically, but no less than biannually, engages its compensation consultant to provide market-based compensation surveys to facilitate the Social Responsibility & Compensation Committee’s review of the compensation of our Board and the Committees. As part of this process, the Social Responsibility & Compensation Committee reviews the compensation provided to our non-employee directors as compared to other comparable U.S. peer companies, with the objective of ensuring that non-employee director compensation is both market-competitive in terms of annual compensation value and consistent with emerging market practices and trends.

In April 2022, the Social Responsibility & Compensation Committee reviewed the compensation structure for directors with its compensation consultant. Based on this review, the Social Responsibility & Compensation Committee recommended, and the Board approved, an update to the director compensation structure in order to position it near the median of the market, noting that the last change to director compensation occurred in 2018.

Board Retainers and Equity Awards

The table below sets forth information regarding Vistra’s non-employee directors’ compensation for 2022.

	Annual Retainer ($)	Committee Chair Retainer ($)	Committee Retainer ($)		Total Annual Retainer ($)	Equity Award (RSUs) ($)	Total Annual Compensation ($)

Chairman	205,000	—	—		205,000	255,000	460,000

Chair of Audit Committee	100,000	25,000	10,000	*	135,000	160,000	295,000

Chairs of other Committees	100,000	20,000	10,000	*	130,000	160,000	290,000

All other Committee members	100,000	—	10,000	*	110,000	160,000	270,000

Board member not on any Committee	100,000	—	—		100,000	160,000	260,000

*	per Committee

74	2023 Proxy Statement

COMPENSATION TABLES

Non-Employee Director Stock-Based Compensation

Under the 2016 Incentive Plan, the Company may grant each non-employee director of Vistra annual awards of stock- based compensation. Pursuant to the terms of the 2016 Incentive Plan, as approved by Vistra stockholders, the annual value of equity awards provided to any one non-employee director is limited to $750,000 in any calendar year. RSUs granted to the non-employee directors vest one year after the date of grant and are then settled as shares of Common Stock. RSUs also will vest and be settled upon the director’s death or disability, or if there is both a change in control (as defined in the 2016 Incentive Plan) and the director is terminated. Otherwise, RSUs are forfeited if the director ceases to be a member of the Board prior to vesting. Non-employee directors also may elect to defer settlement of vested RSUs in accordance with the terms of the Deferred Compensation Plan (as defined below).

Under our stock ownership guidelines, each non-employee director of Vistra is required to own shares of Common Stock having a dollar value of at least five times the value of each member’s then-applicable annual cash board retainer. Directors have five years from the date they first became a member of the Board to achieve the stock ownership requirements. Ownership includes beneficial ownership of shares of Common Stock held directly or indirectly, as well as RSUs. These requirements were adopted to more closely align the interests of directors and our stockholders.

Deferral of Board Annual Equity Awards

In November 2018, the Social Responsibility & Compensation Committee approved the adoption of the Vistra Equity Deferred Compensation Plan for Certain Directors (the “Deferred Compensation Plan”), effective January 1, 2019. Under the Deferred Compensation Plan, certain directors of Vistra may elect to defer settlement of the Common Stock to be received in respect of all or a portion of their vested equity awards (designated in 10% increments). The primary purpose of the Deferred Compensation Plan is to provide flexibility for eligible directors to defer the receipt of Common Stock they are entitled to receive in consideration of their service as Directors, and to encourage their ownership of Common Stock.

Retirement Benefits from Vistra

The non-employee directors of the Board are not provided health, retirement or pension benefits.

2022 Director Compensation Table

The table below sets forth information regarding the aggregate compensation earned by or paid to the non-employee members of the Board during the year ended December 31, 2022. Vistra also reimburses directors for reasonable expenses incurred in connection with their services as directors. Mr. Burke does not receive additional compensation for his services as a director of the Company.

Name	Fees Earned or Paid in Cash ($)	RSU Awards ($)(1)	Other Compensation ($)(2)	Total ($)

Hilary E. Ackermann	127,500	160,000	—	287,500

Arcilia C. Acosta	120,000	160,000	5,512	285,512

Gavin R. Baiera	123,406	160,000	—	283,406

Paul M. Barbas	127,500	160,000	—	287,500

Lisa Crutchfield	124,093	160,000	—	284,093

Brian K. Ferraioli	126,359	160,000	9,274	295,633

Scott B. Helm	197,500	255,000	8,452	460,952

Jeff D. Hunter	120,000	160,000	5,512	285,512

John R. Sult	126,140	160,000	—	286,140

2023 Proxy Statement	75

COMPENSATION TABLES

(1)

Reflects the grant date fair value of RSUs awarded in 2022 determined in accordance with ASC 718. These awards vest on May 1, 2023. Pursuant to the Deferred Compensation Plan, Mses. Ackermann and Crutchfield, and Messrs. Barbas, Hunter, and Sult elected to defer settlement of 100% of their respective 2022 equity awards, with such RSUs, to the extent they become vested, being settled upon such Director’s separation of service as a director. Mr. Ferraioli elected to defer settlement of 100% of his 2022 equity award, to the extent it becomes vested, to June 1, 2025. For each director who defers his or her equity award, any associated dividend payments are accrued and will be distributed upon delivery of such deferred shares. As of December 31, 2022, each of the directors, other than Mr. Helm, held 6,394 unvested RSUs, and Mr. Helm held 10,191 unvested RSUs.

(2)	Reflects cash payments with respect to accrued dividends distributed to such director upon the vesting and delivery of the applicable 2021 equity award.

76	2023 Proxy Statement

PROPOSAL 2 – ADVISORY VOTE ON 2022 COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, a proposal will be presented at the 2023 Annual Meeting asking stockholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as described in this Proxy Statement. Please see our “Compensation Discussion and Analysis” section beginning on page 44, for a discussion of our compensation program for the Named Executive Officers.

We currently conduct advisory say-on-pay votes annually and expect to conduct the next advisory say-on-pay vote in 2024.

The advisory vote on the following resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of the Company’s Named Executive Officers, as well as the philosophy, policies, and practices described in this Proxy Statement. You can vote for, against or abstain from voting on the following resolution relating to executive compensation.

RESOLVED, that the compensation paid to Vistra Corp.’s Named Executive Officers as set forth in the Summary Compensation Table of this Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative discussion, is hereby APPROVED.

Although your vote on executive compensation is not binding on the Company, the Board values the views of the stockholders. The Board Social Responsibility & Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

✔	The Board of Directors recommends that stockholders vote FOR the proposal to approve, on an advisory basis, the compensation of the Named Executive Officers.

2023 Proxy Statement	77

OTHER INFORMATION

BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

The following table sets forth information, as of March 23, 2023 (unless noted otherwise), regarding the beneficial ownership of our Common Stock by: (1) each of our current directors and nominees for director; (2) each of our Named Executive Officers; (3) all of our directors and current executive officers as a group; and (4) each person or entity we know that beneficially owns more than 5% of our outstanding shares of Common Stock.

Beneficial ownership for the purposes of this table is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares that the stockholder has the right to dispose of or acquire within 60 days of March 23, 2023. Common stock subject to options, regardless of whether such arrangement is currently in the money, that are currently exercisable within 60 days of March 23, 2023, are deemed to be outstanding and beneficially owned by the holder of the options, and Common Stock issuable upon vesting of restricted stock units (“RSUs”) that are vested, or will vest within 60 days of March 23, 2023, is deemed to be outstanding and beneficially owned by the holder of such RSUs. The shares underlying any outstanding options or RSUs, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other stockholder.

	Amount and Nature of Shares Beneficially Owned(1)
Name	Number	Percent of Class
5% Stockholders
Brookfield Asset Management Inc. Managed Entities(2)	36,765,348	9.68%
The Vanguard Group, Inc.(3)	45,113,622	11.88%
FMR LLC(4)	22,159,266	5.84%
BlackRock, Inc.(5)	24,552,650	6.47%
Qatar Investment Authority(6)	22,890,145	6.03%
Directors, Director Nominees, and Executive Officers
Hilary E. Ackermann(7)	57,531	*
Arcilia C. Acosta(8)	36,286	*
Gavin R. Baiera(9)	40,320	*
Paul M. Barbas(10)	90,444	*
Lisa Crutchfield(11)	22,961	*
Brian K. Ferraioli(12)	75,228	*
Scott B. Helm(13)	369,201	*
Jeff D. Hunter(14)	57,662	*
Julie A. Lagacy(15)	65	*
John R. Sult(16)	90,893	*
Kristopher E. Moldovan(17)	181,555	*
James A. Burke(18)	1,870,534	*
Scott A. Hudson(19)	581,624	*
Stephanie Zapata Mooe(20)	404,606	*
Stephen J. Muscato(21)	694,658	*
Curtis A. Morgan(22)	2,035,391	*
All Directors, Director Nominees and current Executive Officers as a group (18 persons)	5,235,975	1.36%

* Percentage	ownership of less than one percent.

78	2023 Proxy Statement

OTHER INFORMATION

(1)

Percentages of beneficial ownership are based on 379,792,266 shares of Common Stock outstanding as of March 23, 2023. Except as disclosed in the footnotes below, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder. All percentages and share amounts are approximate based on current information available to us. The information available to us may be incomplete.

(2)

Based on Schedule 13G/A filed on February 14, 2023. Reflects 11,365,536 shares of Common Stock directly held and beneficially owned by entities affiliated with and/or with accounts managed by affiliates of Brookfield Asset Management Inc. (the “Brookfield Investment Vehicles”) and 25,399,812 shares directly held and beneficially owned by entities affiliated with and/or accounts managed by affiliates Oaktree Capital Management, LP (the “Oaktree Investment Vehicles”). The principal address of the Brookfield Investment Vehicles is c/o Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281. The address of the Oaktree Investment Vehicles is c/o Oaktree Capital Group, LLC, 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(3)	Based on Schedule 13G/A filed on February 9, 2023. Reflects shares of Common Stock held as of December 30, 2022. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19655.
(4)	Based on Schedule 13G/A filed on February 9, 2023. Reflects shares of Common Stock held as of December 30, 2022. The address of FMR LLC is 245 Summer Street, Boston, MA 02110.
(5)	Based on Schedule 13G filed on February 3, 2023. Reflects shares of Common Stock held as of December 31, 2022. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(6)

Based on Schedule 13G filed on March 7, 2022. Reflects shares of Common Stock held as of February 25, 2022. The address of Qatar Investment Authority is Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, State of Qatar.

(7)	51,137 of the shares reported are shares of Common Stock owned directly by Ms. Ackermann. 6,394 are unvested RSUs that will vest on May 1, 2023.
(8)	29,892 of the shares reported are shares of Common Stock owned directly by Ms. Acosta. 6,394 are unvested RSUs that will vest on May 1, 2023.
(9)	33,926 of the shares reported are shares of Common Stock owned directly by Mr. Baiera. 6,394 are unvested RSUs that will vest on May 1, 2023.
(10)	84,050 of the shares reported are shares of Common Stock owned directly by Mr. Barbas. 6,394 are unvested RSUs that will vest on May 1, 2023.
(11)	16,567 of the shares reported are shares of Common Stock owned directly by Ms. Crutchfield. 6,394 are unvested RSUs that will vest on May 1, 2023.
(12)

40,783.61 of the shares reported are shares of Common Stock owned directly by Mr. Ferraioli. 28,050 of the shares reported are shares of Common Stock owned indirectly by Mr. Ferraioli in a revocable trust. 6,394 are unvested RSUs that will vest on May 1, 2023.

(13)	359,010 of the shares reported are shares of Common Stock owned directly by Mr. Helm. 10,191 are unvested RSUs that will vest on May 1, 2023.
(14)	51,267.62 of the shares reported are shares of Common Stock owned directly by Mr. Hunter. 6,394 are unvested RSUs that will vest on May 1, 2023.
(15)	65 of the shares reported are shares of Common Stock owned indirectly by Ms. Lagacy in a trust.
(16)	84,499 of the shares reported are shares of Common Stock owned directly by Mr. Sult. 6,394 are unvested RSUs that will vest on May 1, 2023.
(17)

Of these reported shares, 41,629 are shares of Common Stock owned directly by Mr. Moldovan, 117,426 are vested stock options owned directly by Mr. Moldovan, and 22,500 are unvested stock options that will vest on April 9, 2023. Of this amount, 20,000 shares of common stock serve as collateral securing loan payments, which transaction was approved by the General Counsel in accordance with the Company’s insider trading policy.

(18)

Of these reported shares, 259 are shares of Common Stock owned indirectly by Mr. Burke in a revocable trust of his spouse, 463,899 are shares of Common Stock owned indirectly by Mr. Burke in a limited partnership that is jointly owned by Mr. Burke and his spouse, 1,036,237 are vested stock options owned directly by Mr. Burke, and 283,500 are unvested stock options that will vest on April 9, 2023.

(19)

Of these reported shares, 132,866 are shares of Common Stock owned directly by Mr. Hudson, 335,258 are vested stock options owned directly by Mr. Hudson, and 113,500 are unvested stock options that will vest on April 9, 2023.

(20)

Of these reported shares, 76,457 are shares of Common Stock owned directly by Ms. Moore, 231,649 are vested stock options owned directly by Ms. Moore, and 96,500 are unvested stock options that will vest on April 9, 2023.

(21)

Of these reported shares, 119,273 are shares of Common Stock owned directly by Mr. Muscato, 461,885 are vested stock options owned directly by Mr. Muscato, and 113,500 are unvested stock options that will vest on April 9, 2023.

(22)	Of these reported shares, 1,279,306 are vested stock options owned directly by Mr. Morgan, and 756,000 are unvested stock options that will vest on April 9, 2023.

2023 Proxy Statement	79

OTHER INFORMATION

CEO PAY RATIO

We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees.

For 2022, the total compensation of Mr. Burke, our CEO, was $8,559,824 as reported in the “Total” column of the Summary Compensation Table. Since Mr. Burke was promoted to CEO, effective August 1, 2022, we annualized his Salary and Non-Equity Incentive Plan Compensation, each as disclosed in the Summary Compensation Table, added the values of his stock awards (including the $1,250,000 PSU and $750,000 RSU awards he received in connection with his promotion to CEO), and added his “All Other Compensation” as disclosed in the Summary Compensation Table, to arrive at a value of $9,194,298, used as the annual total compensation for our CEO for purposes of calculating the ratio of the pay of our CEO to that of our median employee. We annualized Mr. Burke’s total compensation as follows:

Summary Compensation Table Components	Actual Values from Summary Compensation Table	For CEO Pay Ratio: Annualized Values + One-Time Values	Rationale

Salary	$1,014,847	1,200,000	Annualized salary

Bonus	—	—	—

Stock Awards	6,061,159	6,061,159	Not annualized; Reflects grant date fair value of 2022 awards as well as one-time awards of $1,250,000 PSUs and $750,000 RSUs

Option Awards	—	—	—

Non-Equity Incentive Plan Compensation	1,453,551	1,902,872	Annualized for EAIP final payout based on CEO target award of 125% of CEO base salary

Change in Pension Value & Non-qualified Deferred Compensation	—	—	—

All Other Compensation	30,267	30,267	Not annualized

Total	$8,559,824	$9,194,298	—

The total compensation of our median employee was $114,549. The ratio of CEO pay to median worker pay for Vistra was 80:1. We calculated the ratio of the pay of our CEO to that of our median employee in a manner consistent with Item 402(u) of Regulation S-K. For purposes of determining the median employee, we identified 2022 base salary, target bonus and target long-term incentive plan equity awards obtained from internal payroll records for all employees, excluding our CEO, who were employed by us on December 31, 2022. We included and analyzed the total compensation of all employees as of December 31, 2022, whether employed on a full-time or part-time basis. We believe that the ratio of CEO pay to that of this median employee is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

80	2023 Proxy Statement

OTHER INFORMATION

PAY VERSUS PERFORMANCE
The following table sets forth information regarding the Company’s performance and the “Compensation Actually Paid” (“CAP”) to our Named Executive Officers, as calculated in accordance with SEC disclosure rules. CAP reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end
and other relevant valuation date stock prices, various accounting valuation assumptions, and projected performance modifiers, as well as the impact of year-to-year
changes in these valuation assumptions. As a result, the total CAP amounts do not reflect actual amounts realized and paid to our NEOs in each year shown, and the Social Responsibility & Compensation Committee did not consider the information provided in the table in structuring or determining compensation for our NEOs. For a discussion of how the Social Responsibility & Compensation Committee assessed Vistra’s performance and our NEOs’ pay each year, see the section titled “Compensation Discussion and Analys is”
in this Proxy Statement and in our proxy statements covering fiscal years 2020 and 2021.

Year (1)	Summary Compensation Table Total (2)		Compensation Actually Paid (3)		Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (4)	Value of Initial Fixed $100 Investment Based On: (5)		Net Income (Loss) ($ 000,000)	Adjusted EBITDA ($ 000,000) (7)
	PEO 1 James A. Burke ($)	PEO 2 Curtis A. Morgan ($)	PEO 1 James A. Burke ($)	PEO 2 Curtis A. Morgan ($)			Vistra Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (6)

2022	8,559,824	11,852,513	14,390,474	22,523,112	3,372,114	5,415,367	110.73	120.09	(1,227)	2,994

2021	N/A	10,075,626	N/A	4,395,128	3,425,261	1,512,908	105.38	118.24	(1,274)	1,908

2020	N/A	10,875,562	N/A	11,977,950	3,459,668	3,548,942	88.13	100.48	636	3,685

(1)	The Principal Executive Officer(s) (“PEO”) and other NEOs for the indicated years were as follows:

2020	2021	2022

Curtis A. Morgan (PEO)	Curtis A. Morgan (PEO)	Curtis A. Morgan (PEO through July 31, 2022)

James A. Burke	James A. Burke	James A. Burke (PEO effective August 1, 2022)

Stephen J. Muscato	Stephen J. Muscato	Kristopher E. Moldovan

Scott A. Hudson	Scott A. Hudson	Stephen J. Muscato

Stephanie Zapata Moore	Stephanie Zapata Moore	Scott A. Hudson

David A. Campbell		Stephanie Zapata Moore

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the indicated year for Mr. Burke and Mr. Morgan, as applicable, and (ii) the average of the total compensation reported in the Summary Compensation Table for the indicated year for the Company’s other NEOs.

(3)
Amounts reported in this column reflect the total compensation reported in the Summary Compensation Table for Mr. Burke and Mr. Morgan, as applicable, for the indicated fiscal year, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests and are incorporated as applicable in the table below. The dollar amounts reflected in this column do not reflect the actual amount of compensation earned by or paid to Mr. Burke or Mr. Morgan during the indicated year.

(4)
Amounts reflect the average total compensation for the Company’s NEOs, other than the applicable PEO, for the indicated fiscal year, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests and are incorporated as applicable in the table below. The dollar amounts reflected in this column do not reflect the actual amount of compensation earned by or paid to such NEOs during the indicated year.

(5)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)
The Peer Group Total Shareholder Return (“TSR”) set forth in this table utilizes the S&P 500 Utilities (Sector) Index (S&P Utilities), which we also utilize in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our Annual Report for the year ended December 31, 2022. Such peer index was selected in accordance with SEC rules and is not necessarily indicative of the Company’s peer group due to, among other factors, the Company’s exposure to commodities. For a discussion of the Company’s selected peer group used in connection with its executive compensation program, see “Compensation Discussion and Analysis—Corporate Governance Practices—Compensation Determination Process.”

(7)
As noted in the Compensation Discussion and Analysis, the Social Responsibility & Compensation Committee selected Adjusted EBITDA as one of the key metrics for evaluating and rewarding management’s performance in the 2022 annual incentive compensation program (i.e., EAIP). Adjusted EBITDA is defined above under the heading “Setting of Financial and Operational Performance Targets for 2022.” Given the importance of Adjusted EBITDA as discussed further in the Compensation Discussion and Analysis (i.e., if Vistra’s Adjusted EBITDA did not meet the Adjusted EBITDA threshold performance level, the NEOs’ awards under the 2022 EAIP would have been subject to a certain “executive limiter”), the Company has determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and
Non-PEO
NEOs in 2022.

2023 Proxy Statement	81

OTHER INFORMATION

Reconciliation of Compensation Actually Paid Adjustments
Compensation Actually Paid Adjustments

YEAR	Summary Compensation Table Total ($) (a)	Minus Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($) (b)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($) (c)	Plus/ (Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($) (d)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($) (e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($) (f)	Minus Fair Value as of Prior Fiscal Year-End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($) (g)	Equals Compensation Actually Paid ($)

PEO 1—James A. Burke

2022	8,559,824	6,061,159	8,935,065	1,904,568	—	1,052,176	—	14,390,474

PEO 2—Curtis A. Morgan

2022	11,852,513	8,646,893	12,426,526	4,247,139	—	2,643,827	—	22,523,112

2021	10,075,626	7,299,997	3,627,694	(1,640,167)	—	(368,029)	—	4,395,128

2020	10,875,562	6,299,983	5,866,165	(1,746,917)	—	3,283,123	—	11,977,950

Average Other NEOs (h)

2022	3,372,114	2,225,203	3,057,987	790,220	—	420,248	—	5,415,367

2021	3,425,261	2,271,217	1,128,669	(677,755)	—	(92,050)	—	1,512,908

2020	3,459,668	1,899,979	1,769,147	(305,995)	—	526,101	—	3,548,942

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the Average Other NEOs, amounts shown represent averages.
(b)
Amounts reported with respect to PSUs granted to the Named Executive Officers reflect the fair value of the award at the service inception date based on target performance. Amounts reported with respect to all other equity awards reflect the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes. These values include amounts attributable to an adjustment to the 2019 PSUs approved in February 2022 by the Social Responsibility & Compensation Committee. No new awards were issued with respect to the modified 2019 PSUs. See “Compensation Tables—Summary Compensation Table—2022.”

(c)
Represents the fair value as of the indicated fiscal
year-end
of the outstanding and unvested stock option and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(d)
Represents the change in fair value during the indicated fiscal year of the outstanding and unvested stock option and stock awards held by the applicable NEO as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)
Represents the fair value at vesting of the stock option and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)
Represents the change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock option and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)
Represents the fair value as of the last day of the prior fiscal year of the stock option and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)	See footnote 1 above for the NEOs included in the average for each year.

82	2023 Proxy Statement

OTHER INFORMATION

Relationship Between Pay and Performance
As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy that utilizes a number of short-term and long-term performance measures, not all of which are presented in the table above or graphs below. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with Compensation Actually Paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay versus Performance table.
Description of Relationship Between PEO and Other NEO Compensation Actually Paid, Company TSR and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years, as well as the relationship between the Company’s cumulative TSR and the Peer Group’s TSR over such period.

2023 Proxy Statement	83

OTHER INFORMATION

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the three most recently completed fiscal years.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Adjusted EBITDA during the three most recently completed fiscal years.

84	2023 Proxy Statement

OTHER INFORMATION

Tabular List of Most Important Financial Performance Measures
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link Compensation Actually Paid to the NEOs for 2022. Please see the Compensation Discussion and Analysis for a further description of the metrics used in the Company’s executive compensation program.

•	Adjusted EBITDA

•	Adjusted FCFbG per share

•	Total Cost ($s)

•	Safety Index (% achieved across a number of safety measures, included as part of our Generation Operating Index)
EQUITY COMPENSATION PLAN INFORMATION
The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2022.

	Securities to be issued upon exercise of outstanding options, warrants and rights (#) (1)	Weighted average exercise price of outstanding options, warrants and rights ($) (2)	Number of securities remaining available for future issuance under equity compensation plans (#) (3)

Equity compensation plans approved by security holders	16,554,304	$ 20.10	9,465,367

Equity compensation not approved by security holders	—	N/A	—

Total	16,554,304	$ 20.10	9,465,367

(1)
Reflects 16,554,304 shares subject to outstanding awards granted under the 2016 Incentive Plan, of which 10,867,000 shares were subject to outstanding options, 3,578,507 shares were subject to outstanding restricted stock unit awards, and 2,108,797 shares were subject to outstanding performance stock unit awards assuming target performance.

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not consider the shares issuable upon vesting of outstanding RSUs and PSUs, which have no exercise price.

(3)	Represents available shares for future issuance of 9,465,367 shares under the 2016 Incentive Plan as of December 31, 2022.

2023 Proxy Statement	85

AUDIT COMMITTEE REPORT

Committee Purpose and Evaluation. The principal purposes of the Audit Committee are to (i) oversee (a) the quality and integrity of the financial statements of the Company; (b) the Company’s financial reporting processes and financial statement and internal control audits; (c) the independent registered public accounting firm’s qualifications and independence; (d) the performance of the Company’s internal audit function and independent registered public accounting firm; (e) the Company’s system of internal controls over financial reporting, accounting, legal and regulatory compliance, and ethics, including the effectiveness of disclosure controls and controls over processes that could have a significant impact on the Company’s Forms 10-Q and 10-K; and (f) the systems of disclosure controls and procedures; (ii) foster open communications among the independent registered public accounting firm, financial and senior management, internal audit and the Board; and (iii) encourage continuous improvement and foster adherence to the Company’s policies, procedures and practices at all levels. The role and responsibilities of the Audit Committee are fully set forth in the Audit Committee’s written charter, which was approved by the Board and is available on the Company’s website at www.vistracorp.com/corporate-governance. In its annual self-evaluation, the Audit Committee reviews and assesses how effectively it fulfilled these purposes over the prior year and identifies areas for improvement.

2023 Committee Engagement. In addition to the matters discussed below, the Audit Committee engages proactively with Deloitte and management as needed to understand the status and strategy of the Company’s audit and to discuss new accounting standards or potentially significant events that may impact the Company’s financial reporting and internal controls.

Committee Composition. The Audit Committee consists of Company directors who satisfy the requirements of independence, financial literacy and other qualifications under applicable law and regulations of the SEC and the NYSE and is chaired by J. R. Sult. The Board annually reviews these standards and has determined that each of the members of the Audit Committee is an “audit committee financial expert” for purposes of the SEC’s rules. Each of the members of the Audit Committee is also independent as defined by the rules of the NYSE. The Audit Committee has directed the preparation of this report and has approved its content and submission to the stockholders.

Required Communications with Deloitte. The Audit Committee has discussed with Deloitte, the independent registered public accounting firm for the Company, the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards, as well as the critical audit matters identified during the 2022 audit. The Audit Committee has received the written disclosures and letter from Deloitte, as required by the PCAOB, regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. The Audit Committee has received reports from Deloitte and Company management relating to services provided by Deloitte and associated fees. In this regard, the Audit Committee has considered whether or not the provision of non-audit services by Deloitte for the year 2022 is compatible with maintaining the independence of the firm. In furtherance of the objective of assuring Deloitte’s independence, the Audit Committee has adopted a policy relating to the engagement of the Company’s independent registered public accounting firm, as described on page 89 of this Proxy Statement.

Committee Oversight and Assessment of Deloitte. In connection with the evaluation, appointment and retention of the independent registered public accounting firm, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accounting firm and lead partner, including consideration of input from management. In doing so, the Audit Committee considers various factors including, but not limited to: the quality of services provided; technical expertise and knowledge of the industry and the Company’s business and operations; effective communication; objectivity; independence; and the potential impact of changing the independent registered public accounting firm. Additionally, the Audit Committee has reviewed the audit and non-audit fees that the Company has paid to the independent registered public accounting firm in order to consider whether the nature and relative value of those fees are compatible with maintaining the firm’s independence. Based on this evaluation, the Audit Committee has retained Deloitte as our independent registered public accounting firm for 2023. The Audit Committee and its Chair were directly involved in and approved the selection of the lead partner, who is limited to no more than five consecutive years in that role before the position must be rotated in accordance with SEC rules. Pursuant to these requirements, we had a new lead partner beginning with the 2021 audit.

Committee Oversight of Financial Statements. The Audit Committee reviewed and discussed with Company management and Deloitte the audited consolidated financial statements of the Company for 2022 and the audit of internal controls over financial reporting, with a focus on level 3 derivative assets and liabilities and the valuation

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AUDIT COMMITTEE REPORT

allowance for deferred tax assets. The Audit Committee also discussed with Deloitte those matters required to be discussed by the applicable requirements of the PCAOB and SEC concerning the quality of the Company’s accounting principles as applied in our financial statements. In general, these auditing standards require the independent registered public accounting firm to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accounting firm’s judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accounting firm have consulted outside the engagement team.

Recommendation. Based on the review and discussions above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Stockholder comments to the Audit Committee are welcomed and should be addressed to the Corporate Secretary of the Company at the Company’s offices.

This report is submitted by the members of the Audit Committee as of April 4, 2023.

Audit Committee

John R. Sult, Chair

Arcilia Acosta

Brian Ferraioli

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AUDIT COMMITTEE REPORT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL ACCOUNTANT FEES

The following table sets forth information regarding fees for professional services rendered by the Company’s current independent registered public accounting firm, Deloitte, in the years ended December 31, 2022 and 2021:

	Year
	2021	2022
Audit Fees. Fees for professional services necessary to perform the annual audit, review SEC filings, fulfill statutory and other attestation service requirements, provide comfort letters and consents	$7,234,000	$8,173,000
Audit-Related Fees. Fees for assurance and related services, including due diligence and other services related to acquisitions, accounting consultations and audits in connection with acquisitions and divestitures, examination of Tax Receivables Agreement payment computation, internal control reviews, attestation services that are not required by statute or regulation, review of greenhouse gas emissions data, and consultation concerning financial accounting and reporting standards	288,000	291,000
Tax Fees. Fees for professional services rendered for tax compliance, tax planning, and tax advice related to mergers and acquisitions, divestitures, and communications with and requests for rulings from taxing authorities	—	—
All Other Fees. License fees for accounting research software products, fees for seminars and services including process improvement reviews, forensic accounting reviews, litigation assistance, and training services	7,000	—

Total	$7,529,000	$8,464,000

Fees for 2022 increased primarily due to increases in the volume and fair value of derivative contracts marked-to-market in our 2022 financial statements, including additional IT systems and internal controls which became relevant to the audit. All of the fees and services described above under the captions “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees” were approved under the Audit Committee’s pre-approval policy and pursuant to the applicable SEC rules and regulations, described further below. None of the services described above were provided pursuant to the de minimis exception provided for in applicable SEC rules and regulations.

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PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of Deloitte to act as independent registered public accounting firm for the Company for fiscal year 2023 to audit the consolidated financial statements of the Company and the effectiveness of internal controls over financial reporting and to make a report thereon to the stockholders. The Audit Committee and the Board believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm for the 2023 fiscal year is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider its selection but may still decide to retain Deloitte. Even if the stockholders ratify Deloitte’s appointment, the Audit Committee may choose to select another auditor if it determines it to be in the best interests of the Company or its stockholders. Representatives of Deloitte are expected to be present at the 2023 Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

The persons named in the proxy will, unless otherwise instructed thereon, vote your shares in favor of the following resolution, which will be submitted to the stockholders for ratification at the 2023 Annual Meeting:

RESOLVED, that the selection of the firm of Deloitte, independent registered public accounting firm, to audit the consolidated financial statements of the Company and the effectiveness of internal controls over financial reporting for fiscal year 2023, to make a report thereon, and to perform other services, be, and hereby is, ratified.

The firm of Deloitte, independent registered public accounting firm, has been the independent registered public accounting firm for the Company since 2016, and also served as the independent accounting firm for the Predecessor prior to the Predecessor’s emergence from bankruptcy in 2016.

The Audit Committee has adopted a policy relating to the engagement of the Company’s independent registered public accounting firm. The policy provides that in addition to the audit of the Company’s financial statements and effectiveness of internal controls over financial reporting, related quarterly reviews and other audit services, and providing services necessary to complete SEC filings, the Company’s independent registered public accounting firm may be engaged to provide non-audit services as described herein. Prior to engagement, all services to be rendered by the independent registered public accounting firm must be authorized by the Audit Committee in accordance with pre-approval procedures that are defined in the policy. The pre-approval procedures require (i) the annual review and pre-approval by the Audit Committee of all anticipated audit and non-audit services; and (ii) the quarterly pre-approval by the Audit Committee of services, if any, not previously approved and the review of the status of previously approved services. The Audit Committee may also approve certain ongoing non-audit services not previously approved in the limited circumstances provided for in applicable SEC rules. The Audit Committee may delegate to the Audit Committee Chair the authority to grant such pre-approvals. All services performed by the independent registered public accounting firm for the Company and our subsidiaries in 2022 were pre-approved by the Audit Committee in accordance with these procedures.

The policy defines those non-audit services that the Company’s independent registered public accounting firm may also be engaged to provide as follows: (i) audit related services (e.g., due diligence, accounting consultations and audits related to mergers, acquisitions and divestitures; employee benefit plan audits; accounting and financial reporting standards consultation; internal control reviews); (ii) tax related services (e.g., tax compliance; general tax consultation and planning; tax advice related to mergers, acquisitions, and divestitures); and (iii) other services (e.g., process improvement, review and assurance; litigation; general research; forensic and investigative services; training services). The policy prohibits the engagement of the Company’s independent registered public accounting firm to provide: (a) bookkeeping or other services related to the accounting records or financial statements of the Company; (b) financial information systems design and implementation services; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management or human resource functions; (g) broker-dealer, investment advisor, or investment banking services; (h) legal and expert services unrelated to the audit; and (i) any other service that the PCAOB determines, by regulation, to be impermissible. In addition, the policy prohibits the Company’s independent registered public accounting firm from providing tax or financial planning advice to any officer of the Company.

Ongoing compliance with the Audit Committee’s policy relating to the engagement of Deloitte is monitored on behalf of the Audit Committee by the Company’s CFO. Reports from Deloitte and the CFO describing the services provided by the firm and fees for such services are provided to the Audit Committee no less often than quarterly.

✔	The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

2023 Proxy Statement	89

QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

GENERAL INFORMATION

Why am I receiving these materials?

The Board of the Company has made these materials available to you over the Internet, or has delivered these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2023 Annual Meeting. The 2023 Annual Meeting is scheduled to be held virtually on Tuesday, May 2, 2023 at 9:00 a.m. (CT). You will need the control number provided on your proxy card or voting information form to vote or attend the meeting. This solicitation is for proxies for use at the 2023 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2023 Annual Meeting.

What is included with these materials?

These materials are first being mailed or made available to stockholders on or about April 4, 2023, and include the notice, Proxy Statement, and our Annual Report, which includes our audited consolidated financial statements for the year ended December 31, 2022. If you received printed versions of these materials, a proxy card or voting instruction form (if applicable) for the 2023 Annual Meeting is also included.

What items will be voted on at the 2023 Annual Meeting?

1.	A proposal to elect the 11 directors nominated by the Board to serve on the Board until the 2024 Annual Meeting;

2.	A proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers; and

3.	A proposal to ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

What are the Board’s voting recommendations?

The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the 2023 Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

Board Recommendation
Proposal 1: Election of 11 Directors to serve on the Board until the 2024 Annual Meeting	✓ For
Proposal 2: Advisory Vote on our 2022 Compensation of Named Executive Officers	✓ For
Proposal 3: Ratification of Independent Registered Public Accounting Firm for 2023	✓ For

Why did I only receive one set of materials when there is more than one stockholder at my address?

If two or more stockholders share one address, only one copy of our Annual Report or Proxy Statement will be delivered unless one or more of the stockholders provides contrary instructions. Stockholders who do not receive a separate copy of our Annual Report or Proxy Statement and want to receive a separate copy may request to receive a separate copy of, or additional copies of, our Annual Report or Proxy Statement via the Internet, e-mail or telephone as outlined in the “Requesting Copies of Materials” section on page 7. Stockholders who share an address and receive multiple copies of our Annual Report or Proxy Statement may also request to receive a single copy by following the instructions above.

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QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

What is the quorum requirement for the 2023 Annual Meeting?

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Common Stock, entitled to vote shall constitute a quorum necessary to transact business at the 2023 Annual Meeting.

What is the record date?

The close of business on March 23, 2023 has been fixed as the time as of which stockholders entitled to notice of, and to vote with respect to, the 2023 Annual Meeting and any adjournments or postponements thereof shall be determined. At such date, there were outstanding and entitled to vote 379,792,266 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the stockholders at the 2023 Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

•

Stockholder of Record. If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (which may be referred to “AST” in the materials you receive), you are considered the stockholder of record with respect to those shares, and the Proxy Statement, Annual Report and proxy card were sent directly to you by us.

•

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and a voting instruction form was forwarded to you by that organization with copies of the Proxy Statement and Annual Report. The organization holding your account is considered the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Where is the 2023 Annual Meeting?

As permitted by Delaware law and the Company’s Bylaws, the 2023 Annual Meeting will be held solely as a virtual meeting via the Internet. You must register in advance at www.proxydocs.com/VST to receive a unique link to gain access to attend the 2023 Annual Meeting.

What do I need to attend the 2023 Annual Meeting?

In order to attend the 2023 Annual Meeting, you must register in advance at www.proxydocs.com/VST prior to the deadline of April 27, 2023 at 5:00 p.m. (ET). The Control Number provided on your voting information form or proxy card is necessary to register in advance for the 2023 Annual Meeting. You will not be able to attend the 2023 Annual Meeting unless you register in advance by the deadline. Upon completing registration, you will immediately receive a confirmation e-mail, which will contain further instructions about when you will receive a unique link to allow you access to the 2023 Annual Meeting and instructions for submitting questions in advance of the meeting. Approximately one hour prior to the meeting start time, all pre-registered stockholders will receive an e-mail containing a unique URL link to allow them access to the meeting— as well as a link giving them the ability to vote during the meeting. Please be sure to review and follow the instructions found on your proxy card and/or voting instruction form, as well as the instructions that will be delivered to you via e-mail after you register.

If I am a stockholder of record of Vistra’s shares, how do I vote?

You may cast your vote in one of four ways:

•

By Submitting a Proxy by Internet. Go to: www.proxypush.com/VST, where you may submit a proxy by Internet 24 hours a day, 7 days a week. To be valid, your proxy must be received by the 2023 Annual Meeting.

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QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

•

By Submitting a Proxy by Telephone. To submit a proxy using the telephone, call the number listed on your proxy card any time on a touch-tone telephone. You may submit a proxy by telephone 24 hours a day, 7 days a week. Follow the simple prompts and instructions provided by the recorded message. To be valid, your proxy must be received by the 2023 Annual Meeting.

•

By Submitting a Proxy by Mail. If you choose to submit your proxy by mail, simply mark your proxy, date and sign it and return it in the postage-paid envelope provided. To be valid, your proxy must be received by the 2023 Annual Meeting.

•

During the Annual Meeting. To vote during the live webcast of the Annual Meeting, you must first register at www.proxydocs.com/VST. Upon completing your registration, you will receive further instructions via e-mail, including your unique link that will allow you to access the 2023 Annual Meeting and to submit questions prior to the 2023 Annual Meeting. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via e-mail. Stockholders will be able to log into the 2023 Annual Meeting platform beginning at 8:45 a.m. (CT) on May 2, 2023 pursuant to the unique access instructions they receive following their advance registration at www.proxydocs.com/VST.

The Control Number provided on your voting information form or proxy card is necessary to vote. Please review the materials provided to you and vote as soon as possible.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, please refer to the proxy card or voting information form forwarded to you by your broker or other nominee to see what voting options are available to you. Please review the materials provided to you and vote as soon as possible.

How may I submit questions at the 2023 Annual Meeting?

We are committed to ensuring that our stockholders have similar opportunities to participate in our virtual 2023 Annual Meeting as they would at an in-person meeting. To submit questions at the 2023 Annual Meeting, you must first register in advance at www.proxydocs.com/VST prior to the deadline of April 27, 2023 at 5:00 p.m. (ET). Upon completing your registration, you will receive further instructions via e-mail, including your unique links that will allow you access to the meeting and will also permit you to submit questions. The Control Number provided on your voting information form or proxy card is necessary to access the virtual meeting site. All questions must be submitted in advance of the meeting by April 27, 2023 at 5:00 p.m. (ET). In order to ensure an efficient and organized meeting, stockholders will not be permitted to ask additional questions at the meeting.

Appropriate, pre-submitted questions related to the business of the 2023 Annual Meeting (the proposals being voted upon) will be answered during the 2023 Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the 2023 Annual Meeting due to time constraints will be posted and answered on the Investor Relations section of our website as soon as practical after the 2023 Annual Meeting. More information regarding the question and answer process, including the number and types of questions permitted, the time allotted for questions, and how questions will be recognized and answered are found in the rules of conduct for the 2023 Annual Meeting, which will be available at www.proxydocs.com/VST.

What if during the check-in time or during the 2023 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the 2023 Annual Meeting login page and included in the meeting access e-mail. Registration support is also available by directing your question(s) to the e-mail address displayed on the registration page.

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What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•

if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on Proposals 1, 2 and 3, in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2023 Annual Meeting.

Beneficial Owner of Shares Held in Street Name; “Broker Non-Votes.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the NYSE, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, as determined by the stock exchange. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Please note that brokers may not vote your shares on the election of directors or the proposal regarding Named Executive Officer compensation (Proposals 1 and 2) in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted.

Which ballot measures are anticipated to be considered “routine” or “non-routine”?

The following chart indicates which matters we believe will be considered routine and non-routine, respectively.

Routine	• Proposal 3 (Ratification of Appointment of Independent Registered Public Accounting Firm)
Non-Routine	• Proposal 1 (Election of Directors) • Proposal 2 (Advisory Vote on 2022 Compensation of the Named Executive Officers)

A broker will be able to vote “FOR” Proposal 3 in the absence of your voting instructions if you beneficially own your shares in street name. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

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QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

What are the voting requirements for each proposal, and how will abstentions and broker non-votes be treated?

For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy for each matter. The following table sets forth the voting requirement with respect to each of the proposals, including the treatment of abstentions and broker non-votes:

Proposal	Vote Required	Effect of Broker Non-Votes	Effect of Abstentions

Election of 11 Directors to serve on the Board until the 2024 Annual Meeting	Nominees who receive more FOR votes than AGAINST votes will be elected. In a contested election, nominees who receive the most FOR votes among votes properly cast in person or by proxy will be elected.	No effect. Brokers have no discretion to vote	Abstentions have no effect

Advisory Vote on our 2022 Named Executive Officer Compensation	Affirmative vote of at least a majority of the voting power represented in person or by proxy at the meeting and entitled to vote thereon	No effect. Brokers have no discretion to vote	Abstentions have the same effect as a vote “Against”

Ratification of Independent Registered Public Accounting Firm for 2023	Affirmative vote of at least a majority of the voting power represented in person or by proxy at the meeting and entitled to vote thereon	Brokers have discretion to vote	Abstentions have the same effect as a vote “Against”

How can I revoke my proxy or substitute a new proxy or change my vote?

You may revoke your proxy, substitute a new proxy, or change your vote by:

•	Submitting in a timely manner a new proxy through the Internet or by telephone that is received by the 2023 Annual Meeting;

•	Requesting, executing and mailing a later-dated proxy card that is received by the 2023 Annual Meeting;

•	Sending written notice of revocation to our Corporate Secretary at the address provided below (which must be received by 5:00 p.m. (ET), on April 27, 2023); or

•	Voting during the virtual Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker or other holder of record.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Vistra or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a proxy solicitation.

Who will count votes at the 2023 Annual Meeting?

We have retained Mediant Communications, Inc. (“Mediant”) to provide hosting services related to the annual meeting and assist as master tabulator and inspector of election.

Who is paying the cost of this proxy solicitation?

We will bear the cost of soliciting proxies. Proxies may be solicited by mail or facsimile, or by our directors, officers or employees, without extra compensation, in person or by telephone. We have retained D.F. King & Co., Inc. to assist in

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QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

the solicitation of proxies in connection with the 2023 Annual Meeting. The Company will pay the firm customary fees, expected to be no more than $10,000, plus reasonable out-of-pocket expenses. In addition, if requested, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our Common Stock.

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the 2023 Annual Meeting should be directed to:

Vistra Corp.

Attention: Corporate Secretary

6555 Sierra Drive

Irving, Texas 75039

How can I find out if I am a stockholder of record entitled to vote?

For at least 10 days before the 2023 Annual Meeting, a complete list of stockholders of record entitled to vote at the 2023 Annual Meeting will be available during ordinary business hours at our principal executive office, 6555 Sierra Drive, Irving, Texas 75039, for inspection by stockholders of record for proper purposes. The list of stockholders will also be available during such 10-day period through the date of the 2023 Annual Meeting at www.proxypush.com/VST. The Control Number provided on the proxy card or voting instruction form as part of these proxy materials is necessary to access this site.

Where can I find the voting results of the 2023 Annual Meeting?

We will publish final voting results in a Current Report on Form 8-K that will be filed with the SEC (www.sec.gov) and made available on our website at www.vistracorp.com within four business days following the 2023 Annual Meeting.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Rule 14a-8 Stockholder Proposals. If a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2024 Annual Meeting, under the rules of the SEC, the proposal must be received by the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039 on or before the close of business on December 6, 2023 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders). The submission of a stockholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in the Company’s proxy statement and form of proxy.

Advance Notice Stockholder Proposals or Nominations. The Company’s Bylaws require advance notice for any business to be brought before a meeting of stockholders. For business, including director nominations, to be properly brought before the 2024 Annual Meeting by a stockholder, written notice of the stockholder proposal must be received by the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039 between close of business on January 3, 2024 (not earlier than the 120th day before the one-year anniversary date of the 2023 Annual Meeting) and close of business on February 2, 2024 (not later than the 90th day before the one-year anniversary date of the 2023 Annual Meeting). The stockholder’s notice to the Corporate Secretary must contain a brief description of the business to be brought before the 2024 Annual Meeting and the reasons for conducting such business at the meeting, as well as certain other information set out in the Company’s Bylaws.

Compliance with Universal Proxy Rules for Director Nominations. In addition to satisfying the requirements under our Bylaws, if a shareholder intends to comply with the universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be received by the Corporate Secretary of the Company at 6555 Sierra Drive, Irving, Texas 75039 no later than March 3, 2024 (60 calendar days prior to the one-year anniversary date of the 2023 Annual Meeting).

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QUESTIONS AND ANSWERS AND ADDITIONAL INFORMATION

Other than as stated herein, the Board does not intend to bring any business before the 2023 Annual Meeting and it has not been informed of any matters that may be presented to the 2023 Annual Meeting by others. However, if any other matters properly come before the 2023 Annual Meeting, it is the intent of the Board that the persons named in the proxy will vote pursuant to the proxy in accordance with their judgment in such matters.

This Proxy Statement and our 2022 Annual Report to stockholders are available on the Company’s website at www.vistracorp.com.

By Order of the Board of Directors

Yuki Whitmire
Vice President, Associate General Counsel, and Corporate Secretary

Dated: April 4, 2023

Whether or not you will be able to attend the meeting,

please vote your shares promptly.

96	2023 Proxy Statement

ANNEX A

VISTRA CORP. – NON-GAAP RECONCILIATIONS

We report our financial results in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results that are prepared in accordance with GAAP. We use these non-GAAP financial measures as measures of performance and liquidity, respectively, and Vistra’s management and Board of Directors have found these measures informative to evaluate trends in our underlying performance. We use the following non-GAAP financial measures in this Proxy Statement:

•

“Adjusted EBITDA” refers to EBITDA as adjusted for unrealized gains or losses from hedging activities, tax receivable agreement impacts, reorganization items, and certain other items described from time to time in Vistra’s earnings releases. Vistra uses Adjusted EBITDA as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both Net Income prepared in accordance with GAAP and Adjusted EBITDA.

•

“Adjusted Free Cash Flow before Growth” (or “Adjusted FCFbG”) refers to cash from operating activities excluding changes in margin deposits and working capital and adjusted for capital expenditures (including capital expenditures for growth investments), other net investment activities, and other items described from time to time in Vistra’s earnings releases. Vistra uses Adjusted Free Cash Flow before Growth as a measure of liquidity and believes that analysis of its ability to service its cash obligations is supported by disclosure of both cash provided by (used in) operating activities prepared in accordance with GAAP as well as Adjusted Free Cash Flow before Growth.

Set forth below are reconciliations of the non-GAAP financial measures referenced in this Proxy Statement to the most directly comparable financial measures calculated and presented in accordance with GAAP:

2023 Proxy Statement	A-1

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED EBITDA

FOR THE YEAR ENDED DECEMBER 31, 2022

(Unaudited) (Millions of Dollars)

	Retail	Texas	East	West	Sunset	Eliminations / Corp and Other	Ongoing Operations Consolidated	Asset Closure	Vistra Corp. Consolidated
Net income (loss)	$1,158	$(615)	$(868)	$(238)	$(258)	$(270)	$(1,091)	$(119)	$(1,210)
Income tax benefit	—	—	—	—	—	(350)	(350)	—	(350)
Interest expense and related charges (a)	14	(20)	3	(6)	3	371	365	3	368
Depreciation and amortization (b)	145	623	706	42	76	69	1,661	21	1,682
EBITDA before Adjustments	1,317	(12)	(159)	(202)	(179)	(180)	585	(95)	490
Unrealized net (gain) loss resulting from hedging transactions	(291)	1,610	759	351	112	—	2,541	(31)	2,510
Generation plant retirement expenses	—	—	—	—	7	—	7	(3)	4
Fresh start/purchase accounting impacts	—	(2)	(1)	—	9	—	6	—	6
Impacts of Tax Receivable Agreement	—	—	—	—	—	128	128	—	128
Non-cash compensation expenses	—	—	—	—	—	65	65	—	65
Transition and merger expenses	7	—	1	—	—	5	13	—	13
Impairment of long-lived and other assets	—	—	—	—	74	—	74	—	74
Winter Storm Uri (c)	(141)	(178)	—	—	—	—	(319)	—	(319)
Other, net	31	20	8	3	15	(62)	15	8	23
Adjusted EBITDA	$923	$1,438	$608	$152	$38	$(44)	$3,115	$(121)	$2,994

(a)	Includes $250 million of unrealized mark-to-market net gains on interest rate swaps.
(b)	Includes nuclear fuel amortization of $86 million in the Texas segment.
(c)

Includes the application of bill credits to large commercial and industrial customers that curtailed their usage during Winter Storm Uri and a reduction in the allocation of ERCOT default uplift charges which were expected to be paid over several decades under protocols existing at the time of the storm. We estimate remaining bill credit amounts to be applied in future periods are for 2023 (approximately $54 million), 2024 (approximately $6 million) and 2025 (approximately $28 million).

A-2	2023 Proxy Statement

VISTRA CORP.

NON-GAAP RECONCILIATIONS – ADJUSTED FREE CASH FLOW

FOR THE YEAR ENDED DECEMBER 31, 2022

(Unaudited) (Millions of Dollars)

	Ongoing Operations	Asset Closure	Vistra Consolidated
Adjusted EBITDA	$3,115	$(121)	$2,994
Interest paid, net (a)	(587)	—	(587)
Taxes paid net of refunds	(23)	—	(23)
Working capital and margin deposits	(2,416)	1	(2,415)
Accrued environmental allowances	237	—	237
Securitization proceeds received from ERCOT	544	—	544
Reclamation and remediation	(7)	(35)	(42)
Transition and merger expense, including severance	(291)	(19)	(310)
Other changes in other operating assets and liabilities	144	(57)	87
Cash provided by (used in) operating activities	$716	$(231)	$485
Capital expenditures including nuclear fuel purchases and LTSA prepayments (b)	(826)	—	(826)
Development and growth expenditures	(475)	—	(475)
(Purchase)/sale of environmental allowances	(28)	—	(28)
Other net investing activities (c)	39	51	90
Free cash flow	$(574)	$(180)	$(754)
Working capital and margin deposits	2,416	(1)	2,415
Development and growth expenditures	475	—	475
Accrued environmental allowances	(237)	—	(237)
Purchase/(sale) of environmental allowances	28	—	28
Transition and merger expense, including severance	291	19	310
Adjusted free cash flow before growth	$2,399	$(162)	$2,237

(a)	Net of interest received.
(b)	Includes $190 million LTSA prepaid capital expenditures.
(c)	Includes investments in and proceeds from the nuclear decommissioning trust fund, insurance proceeds, proceeds from sales of assets, sales of nuclear fuel and other net investing cash flows.

2023 Proxy Statement	A-3

VISTRA P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/VST Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-829-5001 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Go Green! To access documents electronically or to receive documents via e-mail, simply go to: www.proxydocs.com/VST Vistra Corp. Annual Meeting of Stockholders For Stockholders of record as of March 23, 2023 TIME: Tuesday, May 2, 2023 9:00 AM, Central Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/VST in advance for more details and to register to attend. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Stephanie Zapata Moore and Yuki Whitmire, and each or either of them, as the true and lawful attorneys of the undersigned (the “Named Proxies”), with full power of substitution and revocation, and authorizes the Named Proxies, and each of them, to vote all the shares of capital stock of Vistra Corp. (the “Company”) which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon the Named Proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Vistra Corp.

Annual Meeting of Stockholders

Please make your marks like this: ☒

PROPOSAL		FOR	AGAINST	ABSTAIN	BOARD OF DIRECTORS RECOMMENDS
1.	Election of the following 11 Directors:		YOUR VOTE		
	1.01 Scott B. Helm	☐	☐	☐	FOR
	1.02 Hilary E. Ackermann	☐	☐	☐	FOR
	1.03 Arcilia C. Acosta	☐	☐	☐	FOR
	1.04 Gavin R. Baiera	☐	☐	☐	FOR
	1.05 Paul M. Barbas	☐	☐	☐	FOR
	1.06 James A. Burke	☐	☐	☐	FOR
	1.07 Lisa Crutchfield	☐	☐	☐	FOR
	1.08 Brian K. Ferraioli	☐	☐	☐	FOR
	1.09 Jeff D. Hunter	☐	☐	☐	FOR
	1.10 Julie A. Lagacy	☐	☐	☐	FOR
	1.11 John R. Sult	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	Approve, on an advisory basis, the 2022 compensation of the Company's named executive officers; and	☐	☐	☐	FOR
3.	Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐	FOR

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________

Vistra Corp. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of the following 11 Directors: FOR AGAINST ABSTAIN 1.01 Scott B. Helm 1.02 Hilary E. Ackermann 1.03 Arcilia C. Acosta 1.04 Gavin R. Baiera 1.05 Paul M. Barbas 1.06 James A. Burke 1.07 Lisa Crutchfield 1.08 Brian K. Ferraioli 1.09 Jeff D. Hunter 1.10 Julie A. Lagacy 1.11 John R. Sult 2. Approve, on an advisory basis, the 2022 compensation of the Company’s named executive officers; and FOR AGAINST ABTAIN 3. Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. To attend the virtual 2023 Annual Meeting, you must pre-register at www.proxydocs.com/VST prior to the deadline of April 27, 2023 at 5:00 PM (Eastern Time). Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date